UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Semi-Annual Report

June 30, 2019  |  matthewsasia.com

ASIA FIXED INCOME STRATEGIES

Matthews Asia Strategic Income Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800.789.ASIA (2742) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Investor Class Performance and Expenses (June 30, 2019)

Investor Class		Average Annual Total Return†			Inception Date	Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES

Asia Strategic Income Fund (MAINX)	7.76%	3.85%	n.a.	4.73%	11/30/11	1.15%	1.15%	[1]

Asia Credit Opportunities Fund (MCRDX)	9.26%	n.a.	n.a.	5.90%	4/29/16	1.37%	1.15%	[1]
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MACSX)	7.20%	2.34%	7.08%	8.99%	9/12/94	1.08%	1.08%

Asia Dividend Fund (MAPIX)	-4.35%	4.96%	9.65%	8.45%	10/31/06	1.02%	1.01%	[2]

China Dividend Fund (MCDFX)	0.86%	11.07%	n.a.	10.43%	11/30/09	1.15%	1.15%
ASIA VALUE STRATEGY

Asia Value Fund (MAVRX)	-1.78%	n.a.	n.a.	9.29%	11/30/15	1.77%	1.50%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MPACX)	-5.84%	5.91%	9.89%	8.96%	10/31/03	1.10%	1.10%

Pacific Tiger Fund (MAPTX)	1.14%	5.95%	9.83%	8.54%	9/12/94	1.07%	1.04%	[2]

Asia ESG Fund (MASGX)	1.05%	n.a.	n.a.	4.68%	4/30/15	2.20%	1.50%	[3]

Emerging Asia Fund (MEASX)	-9.06%	3.17%	n.a.	4.36%	4/30/13	1.66%	1.48%	[3]

Asia Innovators Fund (MATFX)	-4.36%	7.34%	12.51%	3.77%	12/27/99	1.19%	1.19%

China Fund (MCHFX)	-3.79%	8.43%	7.42%	9.68%	2/19/98	1.10%	1.10%

India Fund (MINDX)	-3.28%	8.43%	11.02%	10.68%	10/31/05	1.09%	1.09%

Japan Fund (MJFOX)	-9.27%	6.77%	9.54%	5.85%	12/31/98	0.91%	0.91%

Korea Fund (MAKOX)	-12.65%	2.41%	9.77%	5.53%	1/3/95	1.14%	1.14%
ASIA SMALL COMPANY STRATEGIES

Asia Small Companies Fund (MSMLX)	-6.71%	1.45%	9.06%	9.89%	9/15/08	1.51%	1.46%	[3]

China Small Companies Fund (MCSMX)	-10.36%	8.51%	n.a.	4.99%	5/31/11	1.97%	1.50%	[3]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*

These figures are from the Funds’ prospectus dated as of April 30, 2019, and may differ from the actual expense ratios for fiscal year 2019, as shown in the financial highlights section of this report.

1

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2020 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

1	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (June 30, 2019)

Institutional Class		Average Annual Total Return†			Inception Date	Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES

Asia Strategic Income Fund (MINCX)	8.06%	4.12%	n.a.	4.97%	11/30/11	0.96%	0.90%	[1]

Asia Credit Opportunities Fund (MICPX)	9.64%	n.a.	n.a.	6.16%	4/29/16	1.18%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MICSX)	7.34%	2.49%	n.a.	4.41%	10/29/10	0.93%	0.93%

Asia Dividend Fund (MIPIX)	-4.25%	5.07%	n.a.	6.29%	10/29/10	0.91%	0.90%	[2]

China Dividend Fund (MICDX)	0.99%	11.24%	n.a.	9.46%	10/29/10	1.01%	1.01%
ASIA VALUE STRATEGY

Asia Value Fund (MAVAX)	-1.48%	n.a.	n.a.	9.58%	11/30/15	1.54%	1.25%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MIAPX)	-5.65%	6.11%	n.a.	6.79%	10/29/10	0.93%	0.93%

Pacific Tiger Fund (MIPTX)	1.31%	6.13%	n.a.	6.12%	10/29/10	0.90%	0.88%	[2]

Asia ESG Fund (MISFX)	1.23%	n.a.	n.a.	4.93%	4/30/15	2.01%	1.25%	[3]

Emerging Asia Fund (MIASX)	-8.76%	3.42%	n.a.	4.61%	4/30/13	1.50%	1.25%	[3]

Asia Innovators Fund (MITEX)	-4.11%	7.55%	n.a.	11.38%	4/30/13	1.02%	1.02%

China Fund (MICFX)	-3.55%	8.60%	n.a.	3.75%	10/29/10	0.91%	0.91%

India Fund (MIDNX)	-3.13%	8.64%	n.a.	5.53%	10/29/10	0.90%	0.90%

Japan Fund (MIJFX)	-9.22%	6.86%	n.a.	9.21%	10/29/10	0.85%	0.85%

Korea Fund (MIKOX)	-12.46%	2.59%	n.a.	6.08%	10/29/10	1.02%	1.02%
ASIA SMALL COMPANY STRATEGIES

Asia Small Companies Fund (MISMX)	-6.54%	1.67%	n.a.	3.20%	4/30/13	1.37%	1.25%	[3]

China Small Companies Fund (MICHX)	-10.08%	n.a.	n.a.	2.62%	11/30/17	1.79%	1.25%	[3]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*

These figures are from the Funds’ prospectus dated as of April 30, 2019, and may differ from the actual expense ratios for fiscal year 2019, as shown in the financial highlights section of this report.

1

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2020 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	2

Cover photo: Chinese New Year lantern and gold coin decorations along the Hong Kong harbor.

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2019. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectuses and Statement of Additional Information for more risk disclosure.

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

In many respects, the environment for investment has not really improved markedly since the start of the year. Trade tensions linger. Global indicators have weakened. Political tensions have intensified. Only the U.S. remains a bright spot—that perfect mix of good economic growth numbers, low inflation and (hurrah!) potential interest rate cuts to boot.

All of this just drains the appetite of investors for Asia’s equity and bond markets. Everywhere I go, at every conference around the world it seems, Asia remains a top “intended” destination for new funds. And yet for the most part, industry flows suggest that few people are actually acting on their plans.

That is hardly surprising—Asia’s reputation for volatility, the conventional wisdom that it is an export economy, the reticence of Asia’s policymakers to stimulate in a strong dollar environment, and the supercharged (by tax breaks and low wage growth) earnings growth in the U.S. all inveigh against asset allocators making the courageous decision to move funds across the Pacific. After all, who wants to be courageous in this atmosphere? As one client with a flair for humorous exposition told me recently: “It never feels good to buy China.”

I think he was right. What we are up against is primarily sentiment. I don’t want to downplay the trade war, the earnings issue, or the growth environment. However, market reactions to tweets on trade are out of proportion to the actual effect on GDP and earnings. Valuations suggest that the current pro-capitalist/anti-labor policies can persist in the U.S. without an economic or political backlash, and a belief that Asia’s policymakers will remain tight-fisted on fiscal and monetary policy assumes a strong dollar regime will continue, which is at odds with the stated intention of the administration to reduce the trade deficit. It seems to me to just be a case of the market justifying “more of the same” and to follow the momentum trade.

That is fine. However, perhaps because of our focus on Asia, we see things slightly differently. We see the steady creep of China’s economic influence through ASEAN and Central Europe, even now, bringing in Italy and Greece into the fold. We see the adjustments being made at the corporate level to circumvent the tariffs imposed by the U.S., and we see the acceleration of the buildout of the manufacturing base in the region. We see a region, in short, adapting to circumstance: fluid, and dynamic. We see a region where borders are being broken down by closer economic cooperation, not built up by economic protectionism.

It’s hard to argue with momentum in the markets—the S&P 500 Index is making new highs as I write this. But it does increasingly feel to me as if pressures are building up to force an inflection in world markets. I doubt a severe recession is in the offing (though I worry about a long stagnation in Europe), but I do think that markets are going to be shaken out of their complacency. It has been a long expansion, after all, and there is little room for policy error. I guess I am not the only one to feel this way and hence, the reticence of people to buy.

For us, the trade issues have offered up opportunities. This is not because we believe there will be a rapid and total resolution—tension will rumble on between the U.S. and China for many a year—but because of the lack of proportion in market movements relative to actual effects of policy. These opportunities are predominantly in China and mostly, though not exclusively, in domestic-demand stocks that were somewhat inexplicably caught up in the weak market sentiment. Indeed, despite the breathless headlines at times and the gladiatorial nature of some of the language, we retain a cool posture.

One thing is clear in the data. The effects of tariffs so far have been: 1) to reduce the trade deficit between the U.S. and China; 2) to increase the trade deficit between the

4	MATTHEWS ASIA FUNDS

U.S. and the rest of Asia (plus Mexico); and to raise the prices of tariffed goods versus non-tariffed goods in the U.S. My interpretation of this is that Chinese manufacturers with factories in ASEAN and Mexico have been running their factories there on extra shifts and the corresponding increase in costs and inefficiencies has been largely borne by the U.S. consumer. The longer-term effects are likely to be simply to accelerate Chinese investment in these areas. And thus, trade wars, far from being easy to win, are complex and unpredictable events with winners and losers that are very different from what the protagonists might expect.

We remain, therefore, wedded to our cause. We are aware of the global macroeconomic risks but we are not paralyzed by them. Indeed, for such complex issues as this, there is perhaps more insight to be gained by talking to the companies who are “at the coal face” rather than trying to divine big trends from newspaper headlines. We will continue to follow where the pursuit of profit opportunity leads us, to be guided by the decisions of entrepreneurs, not by the pronouncements of politicians, and to respect the price signals of the market.

There remains ample scope for corporates to grow profitably by meeting the needs of the domestic consumer. There is plenty of opportunity in economic and political cooperation with neighbors to drive down costs and ramp up efficiency in production and to improve the region’s living standards together. A few years ago, it might have seemed crazy that the U.S. would turn its back on globalization and that China would eagerly take up the role of champion of cross-border economic cooperation. But that is where we now are—the leadership of the global economy may already have passed from one superpower to the other.

With this strategic focus, the future of Asia looks bright beyond the headlines of the day—we continue to target investments in the domestic companies that are driving and profiting from the region’s creation of wealth.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA	5

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager

Satya Patel	Wei Zhang
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.92	$10.93
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	0.96%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		36
Net Assets		$113.6 million
Modified Duration[3]		5.2
Portfolio Turnover[4]		82.32%
Benchmark
Markit iBoxx Asian Local Bond Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, dividend paying equity securities, and debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Strategic Income Fund returned 8.39% (Investor Class) and 8.63% (Institutional Class), while its benchmark, the Markit iBoxx Asian Local Bond Index, returned 5.27%. For the quarter ending June 30, the Fund returned 2.56% (Investor Class) and 2.72% (Institutional Class) compared to the benchmark return of 2.11% over the same period.

Market Environment:

The combination of supportive central banks and positive trade news led to a constructive environment for Asian fixed income over the second quarter, with Asian credit, currencies and rates all performing positively. The U.S. Federal Reserve, the European Central Bank and emerging market central banks all moved in a dovish direction during the quarter, seemingly ending the momentum for higher rates around the world. Meanwhile, the G-20 Summit ended without an escalation in the U.S.–China trade war, at least temporarily removing the risk of a further tariff shock from the global economy.

While the quarter was positive overall, geopolitics led to unexpected volatility. The quarter began with a positive tone as data from the U.S. and China implied that fears of a synchronized growth slowdown may have been overdone. Optimism evaporated in early May, however, when President Trump threatened to raise tariffs on all Chinese imports, including consumer-related goods, and attempted to limit U.S. companies from doing business with Chinese tech giant Huawei. By the end of May, equities markets had relinquished most of their year-to-date gains.

For Asia credit, this caused high-yield spreads to widen by about 40 basis points during May and 35 basis points over the quarter. The rally in U.S. rates more than offset this modest spread widening, so total return from credit bonds was positive for the quarter.

Asian local rates generally followed U.S. rates lower over the quarter, albeit to a lesser degree. Asia currency returns were mixed, with some currencies such as the Thai baht, the Philippine peso and the Indonesian rupiah outperforming the U.S. dollar, while others, notably the Chinese renminbi, the Korean won, and the Malaysian ringgit underperforming the U.S. dollar.

Performance Contributors and Detractors:

During the first half and the second quarter, the biggest contributor to Fund performance was the portfolio’s overweight in Asian USD high-yield corporate bonds, which delivered positive performance. Within high-yield corporate bonds, the strongest contributors over the quarter included PT Perusahaan Listrik Negara, a government-owned Indonesian utility, Tata Steel (ABJA Investment Co.) and Indika Energy Capital III bonds. Our exposures to convertible bonds, including CP Foods Holdings, Weibo and Zhongsheng Group Holdings, also contributed strongly within corporate exposures. In addition, our exposure to the Vietnam government-backed Debt & Asset Trading Corp. contributed to outperformance.

The biggest detractors to our performance were our currency forward positions in the Korean won and the Chinese renminbi (RMB), both currencies that underperformed the U.S. dollar over the quarter. Other detractors to performance

(continued)

*

The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

6	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	2.56%	8.39%	7.76%	5.38%	3.85%	4.73%	11/30/11
Institutional Class (MINCX)	2.72%	8.63%	8.06%	5.69%	4.12%	4.97%	11/30/11
Markit iBoxx Asian Local Bond Index[5]	2.11%	5.27%	8.42%	3.33%	2.67%	2.79%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019					2018
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.08	$0.10	n.a.	n.a.	$0.19	$0.12	$0.10	$0.07	$0.00	$0.29
Inst’l (MINCX)	$0.09	$0.11	n.a.	n.a.	$0.20	$0.13	$0.11	$0.08	$0.00	$0.31

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.38% (4.35% excluding waivers)

Institutional Class: 4.63% (4.54% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.08%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definitions. The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.6%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	4.5%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.4%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	4.4%
Sri Lanka Government Bond, 7.850%, 03/14/2029	Foreign Government Bonds	U.S. Dollar	4.1%
SoftBank Group Corp., 6.000%, 07/19/2049	Communication Services	U.S. Dollar	4.1%
Shriram Transport Finance Co., Ltd., 5.700%, 02/27/2022	Financials	U.S. Dollar	3.9%
PB International BV, 7.625%, 01/26/2022	Consumer Discretionary	U.S. Dollar	3.9%
CIFI Holdings Group Co., Ltd., 6.550%, 03/28/2024	Real Estate	U.S. Dollar	3.9%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Materials	U.S. Dollar	3.7%
% OF ASSETS IN TOP TEN			41.5%

matthewsasia.com | 800.789.ASIA	7

CURRENCY ALLOCATION (%)[6,7]
US Dollar	62.1
Singapore Dollar	5.9
China Reminbi	5.9
South Korean Won	5.4
Indonesian Rupiah	5.0
Thai Baht	4.3
Indian Rupee	4.1
Phillipines Peso	3.5
Malaysian Ringgit	2.1
Vietnam Dong	1.7

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	36.0
Indonesia	18.8
India	13.3
Vietnam	6.3
Philippines	5.9
Sri Lanka	4.1
Japan	4.1
Thailand	3.1
Malaysia	2.1
United States	1.7
South Korea	0.3
Cash and Other Assets, Less Liabilities	4.5

SECTOR ALLOCATION (%)[6,7]
Financials	24.3
Real Estate	20.7
Foreign Government Bonds	16.5
Communication Services	9.9
Utilities	8.1
Consumer Discretionary	3.9
Materials	3.7
Consumer Staples	3.1
Energy	2.8
Industrials	2.4
Cash and Other Assets, Less Liabilities	4.5

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	69.4
Government Bonds	21.1
Convertible Corporate Bonds	5.1
Cash and Other Assets, Less Liabilities	4.5

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

included our convertible bond position in Ctrip.com International, Ltd., a Chinese online travel agency, as well as our holding in the RMB-denominated bonds of China Jinmao (Franshion Brilliant), a Chinese property developer.

Notable Portfolio Changes:

We made a number of changes to the portfolio in the second quarter, rotating out of shorter-duration bonds and bonds with higher equity beta, and adding longer-duration bonds and issues with asymmetric risk profiles.

Within corporate bonds, we initiated positions in two Indian issuers: Shriram Transport Finance, an Indian non-bank finance company that issued a U.S.-dollar bond with an attractive spread premium given the recent non-banking financial companies sector (NBFC) funding crisis; and Tata Steel (ABJA Investment), one of the world’s largest steel producers, where we gained exposure through a long-duration issue. We also initiated positions in two Chinese issuers: Logan Property Holdings, a top 20 developer that offered an attractive spread premium given its exposure to China’s Greater Bay Area, and to the technology firm Weibo via convertible bonds that were trading close to their lowest possible level, and which we saw as offering an asymmetric risk profile.

We increased overall duration in the portfolio to 4.5 years from 3.7 years by rotating out of short-duration bonds, including Aluminum Corporation of China (Chinalco Capital Holdings), Olam International and Krung Thai Bank Public, and also by adding longer-duration exposures. We also exited two bond holdings: Huaneng Hong Kong Capital and China Minmetals. Despite being perpetual bonds, they did not offer material duration due to the embedded fixed-to-floating coupon resets.

Outside of corporate bonds, we added to Indian duration via interest-rate swaps to take advantage of lower-than-expected growth and inflation in the country, which we expect to bring about rate cuts. We also added Malaysian government bond exposure given the country’s weak economy, attractive carry profile and as we believe the current market is underpricing the likelihood of rate cuts.

Finally on currency, we increased exposure to the U.S. dollar by cutting exposure to most Asian local currencies, with the Indian rupee and Malaysian ringgit being notable exceptions.

Outlook:

The U.S. and global economies both look to be late cycle, characterized by falling inflation and moderating GDP growth. Fed funds futures are pricing in two interest rate cuts by the Fed before the end of this year. Despite lackluster growth in the U.S., its equities continue to rally.

How is it possible that the bond markets are pricing such negativity while equities are so bullish? Our best explanation for this is that equity markets are pricing in perfect execution by the Fed. In other words, equities are expecting the Fed and other central banks to deliver sufficient rate cuts and loosen monetary policies to extend the current expansion.

Because few Asia government bond curves have fully priced in the dovish G-3 central banks, we maintain a long exposure to interest rate duration in Asia, where the bond markets have more room to rally. We expect that over the coming quarters, Asian central banks will become increasingly dovish, with their respective yield curves falling to price in more rate cuts. This means that even those central banks that may have been reluctant to cut should likely follow suit. We place the more-developed, lower-yielding countries like Thailand, South Korea and Malaysia solidly in that camp. Even the emerging Asian economies of India and Indonesia will have more room to cut rates given subdued domestic inflation.

Given our outlook, the biggest risk is that the equities markets are wrong. This would mean potential credit spread widening. However, in our base case, lower rates globally bodes well for credit spreads to remain stable.

8	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 69.4%

	Face Amount*	Value

CHINA/HONG KONG: 33.9%
HSBC Holdings PLC 6.375%[b], 03/30/25[c]	4,900,000	$5,152,350

Standard Chartered PLC 6.500%[b], 04/02/20[c,d]	4,950,000	5,017,073

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[d]	5,000,000	4,981,250

CIFI Holdings Group Co., Ltd. 6.550%, 03/28/24[d]	4,500,000	4,400,035

Franshion Brilliant, Ltd. 5.750%[b], 01/17/22[c,d]	3,400,000	3,231,578

China Huaneng Group Co., Ltd. 3.950%, 04/21/26	CNY 20,000,000	2,862,712

Logan Property Holdings Co., Ltd. 5.250%, 02/23/23[d]	3,000,000	2,862,354

CITIC Telecom International Finance, Ltd. 6.100%, 03/05/25[d]	2,300,000	2,387,868

KWG Group Holdings, Ltd. 5.875%, 11/10/24[d]	2,600,000	2,361,388

KWG Group Holdings, Ltd. 7.875%, 09/01/23[d]	2,050,000	2,061,760

CIFI Holdings Group Co., Ltd. 7.750%, 09/20/20[d]	CNY 12,000,000	1,804,583

Agricultural Bank of China, Ltd. 4.300%, 04/11/29[d]	CNY 10,000,000	1,445,324

Total China/Hong Kong		38,568,275

INDONESIA: 13.9%
PB International BV 7.625%, 01/26/22[d]	4,300,000	4,452,483

Listrindo Capital BV 4.950%, 09/14/26[d]	3,500,000	3,452,750

Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[d]	3,300,000	3,222,352

PT Perusahaan Listrik Negara 5.250%, 05/15/47[d]	2,700,000	2,849,128

Modernland Overseas Pte, Ltd. 6.950%, 04/13/24[d]	1,900,000	1,854,649

Total Indonesia		15,831,362

INDIA: 13.3%
Shriram Transport Finance Co., Ltd. 5.700%, 02/27/22[d]	4,400,000	4,457,030

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[d]	4,440,000	4,249,860

Housing Development Finance Corp., Ltd. 9.000%, 11/29/28	INR 190,000,000	2,872,557

ICICI Bank UK PLC 5.375%[b], 09/26/28[d]	SGD 2,750,000	2,054,532

Bajaj Finance, Ltd., Series 246 8.538%, 06/07/22	INR 100,000,000	1,461,039

Total India		15,095,018

JAPAN: 4.1%
SoftBank Group Corp. 6.000%[b], 07/19/23[c,d]	4,850,000	4,631,750

Total Japan		4,631,750

PHILIPPINES: 2.5%
Royal Capital BV 4.875%[b], 05/05/24[c,d]	2,800,000	2,775,500

Total Philippines		2,775,500

	Face Amount*	Value

UNITED STATES: 1.7%
Sprint Communications, Inc. 6.000%, 11/15/22	1,863,000	$1,942,178

Total United States		1,942,178

TOTAL NON-CONVERTIBLE CORPORATE BONDS		78,844,083

(Cost $76,847,011)

FOREIGN GOVERNMENT OBLIGATIONS: 21.1%

VIETNAM: 6.3%
Debt and Asset Trading Corp. 1.000%, 10/10/25[d]	6,969,000	5,209,328

Vietnam Government Bond 5.200%, 01/12/22	VND 43,000,000,000	1,917,081

Total Vietnam		7,126,409

INDONESIA: 4.9%
Indonesia Government Bond 9.000%, 03/15/29	IDR 38,000,000,000	2,963,212

Indonesia Government Bond 8.250%, 05/15/29	IDR 34,550,000,000	2,592,320

Total Indonesia		5,555,532

SRI LANKA: 4.1%
Sri Lanka Government Bond 7.850%, 03/14/29[d]	4,500,000	4,639,870

Total Sri Lanka		4,639,870

PHILIPPINES: 3.4%
Republic of Philippines 3.900%, 11/26/22	PHP 123,000,000	2,344,475

Republic of Philippines 6.250%, 01/14/36	PHP 70,000,000	1,547,282

Total Philippines		3,891,757

MALAYSIA: 2.1%
Malaysia Government Bond 4.642%, 11/07/33	MYR 9,000,000	2,342,875

Total Malaysia		2,342,875

SOUTH KOREA: 0.3%
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	377,298

Total South Korea		377,298

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		23,933,741

(Cost $23,021,276)

CONVERTIBLE CORPORATE BONDS: 5.0%

THAILAND: 3.0%
CP Foods Holdings, Ltd., Cnv. 0.500%, 09/22/21[d]	2,800,000	3,476,918

Total Thailand		3,476,918

matthewsasia.com | 800.789.ASIA	9

Matthews Asia Strategic Income Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value

CHINA/HONG KONG: 2.0%
Weibo Corp., Cnv. 1.250%, 11/15/22	2,400,000	$2,265,666

Total China/Hong Kong		2,265,666

TOTAL CONVERTIBLE CORPORATE BONDS		5,742,584

(Cost $ 5,067,936)

TOTAL INVESTMENTS: 95.5%		108,520,408
(Cost $ 104,936,223)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.5%		5,108,081

NET ASSETS: 100.0%		$113,628,489

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

c	Perpetual security with no stated maturity date. First call date is disclosed.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

*	All Values in USD unless otherwise specified

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

3M MYR-KLIBOR	Three Month Kuala Lumpur Interbank Offered Rate

KRW	Korean Won

6M INR-MIBOR	Six Month Mumbai Inter-Bank Offered Rate

MYR	Malaysian Ringgit

OTC	Over-the-counter

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

6M THB-THBFIX	Six Month Thai Baht Interest Rate Fixing

USD	U.S. Dollar

VND	Vietnamese Dong

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY 33,648,300	USD 4,900,000	Merrill Lynch & Co., Inc.	07/10/19	$1,014
IDR 36,000,000,000	USD 2,500,000	Merrill Lynch & Co., Inc.	08/05/19	36,733
KRW 1,174,350,000	USD 1,000,000	Merrill Lynch & Co., Inc.	08/05/19	15,835
THB 149,433,600	USD 4,800,000	Merrill Lynch & Co., Inc.	08/05/19	77,304

				130,886

USD 2,904,866	CNY 20,000,000	Merrill Lynch & Co., Inc.	07/10/19	(8,217)
USD 1,446,759	CNY 10,000,000	Merrill Lynch & Co., Inc.	07/10/19	(9,782)
SGD 8,509,410	USD 6,300,000	Merrill Lynch & Co., Inc.	08/05/19	(6,387)
KRW 10,075,320,000	USD 9,000,000	Merrill Lynch & Co., Inc.	08/05/19	(284,654)
USD 1,670,904	SGD 2,300,000	Merrill Lynch & Co., Inc.	08/05/19	(30,190)
USD 2,436,548	IDR 36,000,000,000	Merrill Lynch & Co., Inc.	08/05/19	(100,184)
USD 2,852,660	KRW 3,400,000,000	Merrill Lynch & Co., Inc.	08/05/19	(88,406)
USD 986,683	KRW 1,174,350,000	Merrill Lynch & Co., Inc.	08/05/19	(29,152)

				(556,972)

Net Unrealized Depreciation				($426,086)

OTC INTEREST RATE SWAPS

Floating Rate Paid by Fund		Fixed Rate Received by Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Depreciation
Rate	Frequency	Rate	Frequency
6M INR-MIBOR, (0.31)%	Semi-annual	5.46%	Semi-annual	Bank of America, N.A.	06/19/2024	INR 204,000	($9,867)	—	($9,867)
3M MYR-KLIBOR, 3.46%	Quarterly	3.30%	Quarterly	Bank of America, N.A.	06/19/2024	MYR 13,000	(9,076)	—	(9,076)
6M THB-THBFIX, 1.48%	Semi-annual	1.61%	Semi-annual	Bank of America, N.A.	06/21/2024	THB 281,000	(35,226)	—	(35,226)

Total							($54,169)	—	($54,169)

See accompanying notes to financial statements.

10	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.47	$10.47
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.37%	1.18%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		29
Net Assets		$57.4 million
Modified Duration[3]		5.0
Portfolio Turnover[4]		49.06%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supra-national institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, exchangeable bonds, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Credit Opportunities Fund returned 9.39% (Investor Class) and 9.63% (Institutional Class) while its benchmark, the J.P. Morgan Asia Credit Index (JACI), returned 8.04%. For the quarter ending June 30, the Fund returned 3.16% (Investor Class) and 3.23% (Institutional Class) compared to the benchmark return of 3.00% over the same period.

Market Environment:

Asian credit markets enjoyed a positive first half, with high yield credit spreads peaking at 622 basis points (6.22%) in early January and ending June at 539 basis points (5.39%). The first quarter was characterized by a strong risk-on environment and spread tightening. Despite spreads widening modestly in the second quarter, the combination of falling U.S. interest rates and coupon income resulted in positive total returns for investors in the asset class.

The constructive environment for Asian credit over the period was largely due to supportive central banks around the world. The U.S. Federal Reserve, the European Central Bank and emerging market central banks all moved in a dovish direction, seemingly ending the momentum for higher rates around the world. Meanwhile, the G-20 Summit ended without an escalation of the U.S.–China trade war, at least temporarily removing the risk of a further tariff shock from the global economy.

While the second quarter was positive overall, geopolitics led to unexpected volatility in credit spreads. The quarter began with a continuation of the positive tone in risk markets from the first quarter, as data from the U.S. and China implied that fears of a synchronized growth slowdown may have been overdone. As the U.S.–China trade war flared up, however, spreads widened in May, before gradually tightening as the late-June G-20 summit approached.

Performance Contributors and Detractors:

During the first half and the second quarter, the biggest contributor to performance was the portfolio’s overweight allocation to Asian high yield bonds, which as a group outperformed in the risk-on environment. Within high yield corporate bonds, the strongest contributors over the quarter included Tata Steel (ABJA Investment), Lippo Karawaci (Theta Capital) and the Vietnam government-backed Debt and Asset Trading. Tata Steel performed well as it has moved toward a deleveraging plan following an unsuccessful merger of its European operations. Lippo Karawaci continues to execute on its turnaround plan, which includes raising new capital and increasing discipline around capital expenditures. Our exposure to convertible bonds, including Weibo and CP Foods Holdings as well as our positions in SoftBank Group and HSBC Holdings perpetual bonds, were also contributors.

The biggest detractors to performance were our positions in Indika (Indo Energy Finance II BV), our convertible bond positions in China Mengniu Dairy and Ctrip.com International, a Chinese online travel agency. The Indika bonds were sold during the quarter to buy longer-dated bonds of the same issuer, allowing us to extend our duration. The longer-dated Indika bonds were in fact among our highest contributors to returns in the quarter.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Any amount waived with respect to the Fund pursuant to this agreement is not subject to recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	11

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Retuns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MCRDX)	3.16%	9.39%	9.26%	5.73%	5.90%	4/29/2016
Institutional Class (MICPX)	3.23%	9.63%	9.64%	6.02%	6.16%	4/29/2016
J.P. Morgan Asia Credit Index[5]	3.00%	8.04%	10.01%	4.04%	4.51%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019					2018
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MCRDX)	$0.10	$0.10	n.a.	n.a.	$0.20	$0.09	$0.09	$0.06	$0.10	$0.33
Inst’l (MICPX)	$0.10	$0.11	n.a.	n.a.	$0.21	$0.09	$0.09	$0.06	$0.11	$0.36

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.85% (4.69% excluding waivers)

Institutional Class: 5.10% (4.89% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.93%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Franshion Brilliant, Ltd., 5.750%, 07/17/2067	Real Estate	U.S. Dollar	5.0%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.9%
Indika Energy Capital III Pte, Ltd., 5.875%, 11/09/2024	Energy	U.S. Dollar	4.9%
Shriram Transport Finance Co., Ltd., 5.700%, 02/27/2022	Financials	U.S. Dollar	4.4%
Pakistan Government Bond, 6.875%, 12/05/2027	Foreign Government Bonds	U.S. Dollar	4.4%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	4.4%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Materials	U.S. Dollar	4.3%
PB International BV, 7.625%, 01/26/2022	Consumer Discretionary	U.S. Dollar	4.3%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	4.2%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	4.1%
% OF ASSETS IN TOP TEN			44.9%

12	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

With weaker-than-expected economic data released in the U.S. leading to speculation about rate cuts by the Fed, we increased duration in the portfolio to 4.6 years from 3.5 years over the quarter. We achieved this both by rotating into longer duration issues of companies we already owned, such as CIFI Holdings Group and KWG Group Holdings, as well as by adding exposure to longer duration securities of other issuers, including the Indonesian state-owned enterprises INALUM (PT Indonesia Asahan Aluminium Perser) and PLN (PT Perusahaan Listrik Negara), both of which are investment grade-rated, thereby allowing us to add duration without taking on excessive spread duration.

New bonds added to the portfolio included Shriram Transport Finance, an Indian non-bank finance company that issued a USD bond with an attractive spread premium given the recent NBFCs funding crisis, and Pakistan Government Bonds, which are long-duration bonds of a high yield country under an IMF-led turnaround program.

In China, we initiated positions in two companies: China Jinmao (Franshion Brilliant, Ltd.) perpetual bonds, higher yielding bonds of a central SOE-backed property developer, and the technology firm Weibo, via convertible bonds trading close to their lowest possible level, which we see as offering an asymmetric risk profile.

We sold a number of bonds that had reached their price target and had limited upside for the portfolio. These included India’s Bharti Airtel, Krung Thai Bank Public in Thailand, Indonesia’s Tower Bersama (TBG Global), and in China, Chinalco Capital Holdings and China Minmetals. In addition, we sold several convertible bond holdings that were short duration and/or had reached our price target. These included China Mengniu Dairy, CP Foods Holdings, Ctrip.com International and Johnson Electric Holdings.

Outlook:

In our view, Asian high yield bonds continue to offer attractive value for long-term investors. Asian high yield credit spreads are 86 basis points (0.86%) above their historic averages and are about 132 basis points (1.32%) above U.S. high yield spreads at the index level. We think there is room for this relationship to tighten back closer to historical levels. Default rates in Asia have remained low and we believe could stay low in the medium term as interest costs and recession risks remain low. For many of the riskiest borrowers, refinancing has become easier in 2019 as investor risk appetite has returned. We believe this continues to be a key risk to monitor, and we prefer to invest in holdings that have taken steps to refinance upcoming maturities or improve their balance sheets in other ways to be resilient to further turmoil.

We continue to see value in Chinese property, particularly given the magnitude of the sell-off last year. Policymakers are incrementally easing restrictions on developers, pointing to an improving business environment in the second half of the year. We also see value in a number of sectors in Indonesia, including manufacturing and mining. With the momentum among developed and emerging market central banks shifting toward synchronized easing, we expect domestic business environments in Asia to be supportive in an environment of slowing global growth and trade.

To be sure, there continue to be risks on the horizon. If a further slowdown in global growth materializes, we expect investor appetite for emerging markets to diminish. Any re-escalation in trade shocks could also put pressure on Asian fixed income markets. If the Chinese economy deteriorates, corporate defaults will likely rise, and Asian credit could come under pressure. Our base case, however, remains a benign one, with most of the key global macro tail risks fading, with supportive central banks and Chinese economic growth to rebound.

CURRENCY ALLOCATION (%)[6,7]
US Dollar	100.0

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	31.6
Indonesia	25.7
India	8.7
Vietnam	7.4
Sri Lanka	4.8
Pakistan	4.4
Australia	3.8
Philippines	3.6
Japan	3.3
United States	0.8
Cash and Other Assets, Less Liabilities	5.9

SECTOR ALLOCATION (%)[6,7]
Real Estate	24.3
Financials	21.7
Foreign Government Bonds	11.6
Materials	8.4
Communication Services	7.6
Utilities	7.6
Energy	4.9
Consumer Discretionary	4.3
Industrials	3.6
Cash and Other Assets, Less Liabilities	5.9

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	74.9
Government Bonds	16.6
Convertible Corporate Bonds	2.6
Cash and Other Assets, Less Liabilities	5.9

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	13

Matthews Asia Credit Opportunities Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 74.9%	FOREIGN GOVERNMENT OBLIGATIONS: 16.6%

	Face Amount*	Value

CHINA/HONG KONG: 28.9%
Franshion Brilliant, Ltd. 5.750%[b], 01/17/22[c,d]	3,000,000	$2,851,392

HSBC Holdings PLC 6.375%[b], 03/30/25[c]	2,400,000	2,523,600

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[d]	2,400,000	2,391,000

Standard Chartered PLC 6.500%[b], 04/02/20[c,d]	2,350,000	2,381,842

CIFI Holdings Group Co., Ltd. 6.550%, 03/28/24[d]	2,300,000	2,248,907

Logan Property Holdings Co., Ltd. 5.250%, 02/23/23[d]	1,500,000	1,431,177

KWG Group Holdings, Ltd. 7.875%, 09/01/23[d]	1,300,000	1,307,458

KWG Group Holdings, Ltd. 5.875%, 11/10/24[d]	1,100,000	999,049

CITIC Telecom International Finance, Ltd. 6.100%, 03/05/25[d]	462,000	479,650

Total China/Hong Kong		16,614,075

INDONESIA: 25.7%
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[d]	2,900,000	2,831,764

PB International BV 7.625%, 01/26/22[d]	2,400,000	2,485,107

PT Indonesia Asahan Aluminium Perser 6.757%, 11/15/48[d]	1,900,000	2,334,443

PT Perusahaan Listrik Negara 5.250%, 05/15/47[d]	2,100,000	2,215,988

Listrindo Capital BV 4.950%, 09/14/26[d]	2,200,000	2,170,300

Theta Capital Pte, Ltd. 6.750%, 10/31/26[d]	1,500,000	1,373,815

Modernland Overseas Pte, Ltd. 6.950%, 04/13/24[d]	1,400,000	1,366,584

Total Indonesia		14,778,001

INDIA: 8.7%
Shriram Transport Finance Co., Ltd. 5.700%, 02/27/22[d]	2,500,000	2,532,404

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[d]	2,600,000	2,488,656

Total India		5,021,060

AUSTRALIA: 3.9%
Australia & New Zealand Banking Group, Ltd. 6.750%[b], 06/15/26[c,d]	2,000,000	2,207,500

Total Australia		2,207,500

PHILIPPINES: 3.6%
Royal Capital BV 4.875%[b], 05/05/24[c,d]	2,100,000	2,081,625

Total Philippines		2,081,625

JAPAN: 3.3%
SoftBank Group Corp. 6.000%[b], 07/19/23[c,d]	2,000,000	1,910,000

Total Japan		1,910,000

UNITED STATES: 0.8%
Sprint Communications, Inc. 6.000%, 11/15/22	420,000	437,850

Total United States		437,850

TOTAL NON-CONVERTIBLE CORPORATE BONDS		43,050,111

(Cost $42,252,120)

	Face Amount*	Value

VIETNAM: 7.4%
Debt and Asset Trading Corp. 1.000%, 10/10/25[d]	3,800,000	$2,840,500

Socialist Republic of Vietnam 5.500%, 03/12/28	1,410,000	1,384,396

Total Vietnam		4,224,896

SRI LANKA: 4.8%
Sri Lanka Government Bond 7.850%, 03/14/29[d]	1,000,000	1,031,082

Sri Lanka Government Bond 6.125%, 06/03/25[d]	900,000	877,325

Sri Lanka Government Bond 6.850%, 11/03/25[d]	850,000	852,351

Total Sri Lanka		2,760,758

PAKISTAN: 4.4%
Pakistan Government Bond 6.875%, 12/05/27[d]	2,500,000	2,525,500

Total Pakistan		2,525,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		9,511,154

(Cost $9,417,338)

CONVERTIBLE CORPORATE BONDS: 2.6%

CHINA/HONG KONG: 2.6%
Weibo Corp., Cnv. 1.250%, 11/15/22	1,600,000	1,510,444

Total China/Hong Kong		1,510,444

TOTAL CONVERTIBLE CORPORATE BONDS		1,510,444

(Cost $1,411,881)

TOTAL INVESTMENTS: 94.1%		54,071,709
(Cost $53,081,339)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.9%		3,373,363

NET ASSETS: 100.0%		$57,445,072

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

c	Perpetual security with no stated maturity date. First call date is disclosed.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

*	All Values in USD unless otherwise specified

Cnv.	Convertible

USD	U.S. Dollar

See accompanying notes to financial statements.

14	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

John Paul Lech
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$15.54	$15.51
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.93%
Portfolio Statistics
Total # of Positions		62
Net Assets		$1.4 billion
Weighted Average Market Cap		$59.3 billion
Portfolio Turnover[2]		32.24%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asian Growth and Income Fund returned 12.92% (Investor Class), and 13.02% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 10.83%. For the quarter ending June 30, 2019, the Fund returned 2.07% (Investor Class and Institutional Class), while its benchmark returned –0.56%.

Market Environment:

The first half of the year delivered fairly strong performance for Asian equities, with the majority of these gains coming in the first quarter following poor performance in 2018. Concerns last year included a tightening of U.S. dollar liquidity, weakening economic growth and trade tensions between the U.S. and China, among others. This narrative changed somewhat during the first half, primarily regarding monetary policy as the U.S. Federal Reserve and other central banks across the globe moved from a gradual tightening of policy back toward a more dovish stance. This was helpful for risk assets and reduced any lingering funding pressures that may have existed. Trade tensions, on the other hand, were a moving target and a resolution appeared more likely at the start of 2019 than in recent months.

These geopolitical tensions drove an increase in volatility for Asian equities during the second quarter. That drove the Chinese market to being the region’s weakest performer during the quarter, while domestic demand-oriented countries in Southeast Asia delivered solid gains.

Performance Contributors and Detractors:

Despite our more conservative investment style and an equity market that delivered double-digit returns, the portfolio was ahead of its benchmark for the first half.

The largest driver of this positive performance for both the half and the quarter came from the portfolio’s holdings in China and Hong Kong. This included leaders in their fields such as pan-Asian life insurer AIA Group, which continues to be a significant holding for the Fund. The company gained from solid operating performance alongside excitement over greater access to mainland China as the government further opens up the financial sector. The portfolio’s increasing weight in China has largely come from our inclusion of more A-shares, and these have produced strong performance for the Fund. Over the quarter, Shanghai International Airport was the strongest contributor to returns as the company delivered impressive revenue growth on the back of rising passenger traffic and growing duty-free revenues—trends that we expect to continue.

Our holdings here are largely domestic demand-driven and over the half Chinese consumer companies generally helped our performance in the first half. Leading dairy company Yili Industrial rose on healthy first-quarter revenue growth as the company gained market share and expanded further into product extensions. Household appliance companies Midea Group and Zhejiang Supor were similarly robust as their respective brand power was highlighted in superior results to peers despite a slightly more challenging macroeconomic backdrop.

Elsewhere during the second quarter, a couple of the portfolio’s Singaporean holdings gained, with shares of Singapore Telecommunications rising as the company recovered from what has been a relatively difficult competitive environment in recent years. Shares of Singapore Technologies Engineering, the national defense contractor, also moved up on improving order flow across its aerospace, electronics and marine divisions.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	15

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	2.07%	12.92%	7.20%	5.07%	2.34%	7.08%	8.99%		9/12/94
Institutional Class (MICSX)	2.07%	13.02%	7.34%	5.21%	2.49%	n.a.	4.41%		10/29/10
MSCI AC Asia ex Japan Index[3]	-0.56%	10.83%	-0.18%	11.81%	5.14%	8.17%	4.50%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019			2018
	June	December	Total	June	December	Total
Investor (MACSX)	$0.17	n.a.	$0.17	$0.22	$0.10	$0.32
Inst’l (MICSX)	$0.18	n.a.	$0.18	$0.24	$0.11	$0.35

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.60% (Investor Class) 1.74% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.21%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/19 divided by the current price of each equity as of 6/30/19. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 8/31/94.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.4%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	2.8%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	2.5%
Housing Development Finance Corp., Ltd.	Financials	India	2.2%
Singapore Telecommunications, Ltd.	Communication Services	Singapore	2.1%
United Overseas Bank, Ltd.	Financials	Singapore	2.1%
Macquarie Korea Infrastructure Fund	Financials	South Korea	2.1%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	South Korea	2.0%
Broadcom, Inc.	Information Technology	United States	1.9%
% OF ASSETS IN TOP TEN			24.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

16	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

There were few detractors to performance during the half, but the largest of these was Bank of the Philippine Islands. Although we believe it to be a well-managed institution, recent results were disappointing due to rising costs. Hong Kong-based Pacific Textiles also fell as a major customer had weaker-than-expected orders. Over the quarter, the largest detractor to performance was South Korean water purification company Woongjin Coway. Concerns arose that the company may be forced to pay a royalty to its parent and may have overpaid for some assets.

Notable Portfolio Changes:

We initiated five new positions over the quarter. This included two new convertible bond holdings in Chinese internet company Weibo and Malaysian glove maker Top Glove. We believe that the former is a strong credit that was underpriced, offering us an attractive yield of around 5% on entry despite the company’s robust balance sheet and healthy cash generation. Top Glove offered a fairly attractive 4% yield at entry and was at only a 25% conversion premium. Our view is that the company still has attractive growth through capacity expansion as well as more technologically advanced production lines.

Within equities, we added three new holdings. The first of these was Fortune REIT, a real estate investment trust (REIT) company in Hong Kong that operates 16 neighborhood-oriented malls in the city. We think that the company has a conservative balance sheet, visible cash flows and growth opportunities through asset enhancement initiatives and rental reversions. This should provide the opportunity for an attractive blend of growth and income. In China, we increased our domestic demand oriented exposure through adding Yum China. We believe that this leading quick-service restaurant chain has an excellent management team that has the potential to grow sustainably through expanding its KFC store network and through improving Pizza Hut’s delivery capability. The stock was also reasonably valued at around 21x P/E upon our entry. Finally, we added consumer company Ace Hardware Indonesia. Similarly, this is a leading franchise whose track record is impressive. Although not cheap at about 24x P/E, it does provide a dividend yield of around 2% and we expect that management should be able to grow for many years through store expansion and category extensions.

These new positions were funded through exiting the convertible bonds of Huazhu Group, Bangkok Dusit Medical Services, Johnson Electric and Lotte Shopping as well as equity shares of KT&G.

Outlook:

The interplay of weakening growth, reasonably high debt levels, high levels of geopolitical tension but loosening monetary policy globally is likely to continue for the foreseeable future. Although there may be a trade deal between the U.S. and China, differing ideologies around politics and economics, in particular, are likely to continue to generate market volatility. Trade imbalances and protectionist policies remain a risk for markets and these have already played a role in creating what is a reasonably slow environment for economic growth globally.

For Asian companies in particular, we have witnessed a decline in earnings expectations, with a consensus that now anticipates earnings-per-share (EPS) growth to be in the low single-digit range for 2019. Although disappointing, this is at least still positive in the short term and is expected to bounce back next year. Valuations, however, are now less supportive than at the end of 2018.

From the portfolio’s standpoint, we believe this to be a fairly attractive environment. We believe our focus on quality investing with a long-term time horizon leaves us less susceptible to higher levels of volatility. Our view is that environments such as this, if accompanied by patience and discipline, can create some attractive opportunities to deploy capital. Further, the portfolio is already well-placed with an array of high-caliber companies at appealing valuations that we believe can deliver the opportunity for an attractive combination of growth and income.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	39.8
Singapore	10.8
South Korea	10.7
Taiwan	6.6
Australia	5.3
United States	3.4
India	3.2
France	3.2
Thailand	2.9
Indonesia	2.9
Japan	2.4
Malaysia	2.3
United Kingdom	1.9
Philippines	1.5
Vietnam	1.2
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)[7]
Financials	21.0
Consumer Discretionary	15.5
Information Technology	12.6
Consumer Staples	11.8
Industrials	11.6
Communication Services	11.5
Real Estate	7.3
Materials	3.0
Health Care	2.5
Utilities	1.4
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	51.6
Large Cap ($10B–$25B)	15.7
Mid Cap ($3B–10B)	21.7
Small Cap (under $3B)	9.2
Cash and Other Assets, Less Liabilities	1.9

ASSET TYPE BREAKDOWN (%)[7,8]
Common Equities and ADRs	84.3
Convertible Corporate Bonds	11.7
Preferred Equities	2.0
Cash and Other Assets, Less Liabilities	1.9

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA	17

Matthews Asian Growth and Income Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 84.4%

	Shares	Value

CHINA/HONG KONG: 34.0%
AIA Group, Ltd.	5,037,600	$54,400,553

Tencent Holdings, Ltd.	891,600	40,335,466

Techtronic Industries Co., Ltd.	3,370,500	25,820,834

Shanghai International Airport Co., Ltd. A Shares	2,017,375	24,638,342

CK Hutchison Holdings, Ltd.	2,454,172	24,207,338

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	4,816,875	23,471,788

Jiangsu Expressway Co., Ltd. H Shares	15,674,000	22,307,310

Jardine Matheson Holdings, Ltd.	353,100	22,271,083

HKT Trust & HKT, Ltd.	13,920,000	22,096,087

Midea Group Co., Ltd. A Shares	2,825,801	21,409,157

NetEase, Inc. ADR	82,100	20,998,717

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. A Shares	1,181,683	20,965,300

HSBC Holdings PLC ADR	491,833	20,529,109

Zhejiang Supor Co., Ltd. A Shares	1,853,470	20,482,679

CK Asset Holdings, Ltd.	2,590,172	20,291,611

CLP Holdings, Ltd.	1,801,200	19,848,862

Pacific Textiles Holdings, Ltd.	24,255,000	19,203,656

Fortune, REIT	11,459,000	15,753,187

Yum China Holdings, Inc.	337,200	15,578,640

Minth Group, Ltd.	5,740,000	15,480,526

China Mobile, Ltd. ADR	284,200	12,871,418

Total China/Hong Kong		482,961,663

SINGAPORE: 9.1%
Singapore Telecommunications, Ltd.	11,375,800	29,444,169

United Overseas Bank, Ltd.	1,518,600	29,357,788

Ascendas, REIT	10,652,400	24,580,118

Singapore Technologies Engineering, Ltd.	7,695,325	23,569,108

Venture Corp., Ltd.	1,836,900	22,178,154

Total Singapore		129,129,337

SOUTH KOREA: 7.2%
Samsung Electronics Co., Ltd.	865,909	35,260,110

Macquarie Korea Infrastructure Fund	2,862,946	29,242,104

Orange Life Insurance, Ltd.[b,c]	725,855	19,900,255

Woongjin Coway Co., Ltd.	269,756	18,082,635

Total South Korea		102,485,104

TAIWAN: 6.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,372,187	48,736,933

Advantech Co., Ltd.	2,806,000	23,896,147

Taiwan Secom Co., Ltd.	7,519,000	21,448,620

Total Taiwan		94,081,700

AUSTRALIA: 5.3%
Macquarie Group, Ltd.	254,688	22,465,035

Orora, Ltd.	9,511,447	21,665,573

CSL, Ltd.	111,781	16,926,314

Domino’s Pizza Enterprises, Ltd.	541,502	14,310,740

Total Australia		75,367,662

	Shares	Value

UNITED STATES: 3.4%
Broadcom, Inc.	93,200	$26,828,552

Cognizant Technology Solutions Corp. Class A	349,400	22,148,466

Total United States		48,977,018

INDIA: 3.2%
Housing Development Finance Corp., Ltd.	979,513	31,102,622

Bharti Infratel, Ltd.	3,801,128	14,706,569

Total India		45,809,191

FRANCE: 3.2%
LVMH Moet Hennessy Louis Vuitton SE	56,340	23,951,576

Pernod Ricard SA	113,136	20,836,990

Total France		44,788,566

INDONESIA: 2.9%
PT Bank Rakyat Indonesia Persero	73,603,900	22,723,371

PT Ace Hardware Indonesia	140,794,300	18,040,037

Total Indonesia		40,763,408

JAPAN: 2.4%
Kao Corp.	243,000	18,541,962

KDDI Corp.	618,000	15,726,053

Total Japan		34,268,015

UNITED KINGDOM: 1.9%
Prudential PLC	1,227,872	26,805,739

Total United Kingdom		26,805,739

PHILIPPINES: 1.5%
Bank of the Philippine Islands	13,755,224	21,082,037

Total Philippines		21,082,037

THAILAND: 1.4%
Kasikornbank Public Co., Ltd.	3,282,300	20,131,939

Total Thailand		20,131,939

VIETNAM: 1.2%
Vietnam Dairy Products JSC	3,100,633	16,382,838

Total Vietnam		16,382,838

MALAYSIA: 1.1%
Genting Malaysia BHD	19,518,500	15,315,738

Total Malaysia		15,315,738

TOTAL COMMON EQUITIES	1,198,349,955

(Cost $1,063,370,675)

18	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS: 11.7%	PREFERRED EQUITIES: 2.0%

	Face Amount*	Value

CHINA/HONG KONG: 5.8%
Zhongsheng Group Holdings, Ltd., Cnv.
0.000%, 05/23/23[c]	HKD 149,000,000	$19,424,271

Harvest International Co., Cnv. 0.000%, 11/21/22[c]	HKD 150,000,000	19,238,334

China Overseas Finance Investment Cayman V, Ltd., Cnv.
0.000%, 01/05/23[c]	17,000,000	18,736,808

China Mengniu Dairy Co., Ltd., Series 2319, Cnv.
0.000%, 06/05/22[c]	17,000,000	16,857,215

Weibo Corp., Cnv. 1.250%, 11/15/22	8,083,000	7,630,573

Total China/Hong Kong		81,887,201

SINGAPORE: 1.7%

CapitaLand, Ltd., Cnv. 1.950%, 10/17/23[c]	SGD 34,000,000	24,724,983

Total Singapore		24,724,983

THAILAND: 1.5%

CP Foods Holdings, Ltd., Cnv. 0.500%, 09/22/21[c]	17,200,000	21,358,210

Total Thailand		21,358,210

SOUTH KOREA: 1.4%

LG Chem, Ltd., Cnv. 0.000%, 04/16/21[c]	20,600,000	20,681,863

Total South Korea		20,681,863

MALAYSIA: 1.3%

Top Glove Labuan, Ltd., Cnv. 2.000%, 03/01/24[c]	18,076,000	17,895,240

Total Malaysia		17,895,240

TOTAL CONVERTIBLE CORPORATE BONDS		166,547,497

(Cost $165,180,443)

	Shares	Value

SOUTH KOREA: 2.0%
LG Household & Health Care, Ltd., Pfd.	41,042	$28,664,656

Total South Korea		28,664,656

TOTAL PREFERRED EQUITIES		28,664,656

(Cost $11,577,044)

TOTAL INVESTMENTS: 98.1%		1,393,562,108
(Cost $1,240,128,162)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		26,839,079

NET ASSETS: 100.0%		$1,420,401,187

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).
b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $19,900,255, which is 1.40% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

*	All Values in USD unless otherwise specified

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	19

PORTFOLIO MANAGERS

Yu Zhang, CFA
Lead Manager

Robert Horrocks, PhD		Vivek Tanneeru
Co-Manager		Co-Manager

Sherwood Zhang, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$16.83	$16.82
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.02%	0.91%
After Fee Waiver and Reimbursement[2]	1.01%	0.90%
Portfolio Statistics
Total # of Positions		68
Net Assets		$6.1 billion
Weighted Average Market Cap		$41.1 billion
Portfolio Turnover[3]		39.75%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Dividend Fund returned 5.82% (Investor Class) and 5.88% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 10.71% over the same period. For the quarter ending June 30, the Fund returned –1.16% (Investor Class) and –1.19% (Institutional Class), while the benchmark returned 0.90%.

Market Environment:

After a strong rally in the first quarter of 2019, Asian equities were unable to sustain the positive momentum during the second quarter. A sudden collapse in U.S.–China trade negotiations weighed heavily on the market. Together with the renewed concerns over the strength of the global economy, market volatility spiked. It wasn’t until June when central banks globally stepped in to signal a readiness to support growth via monetary easing that Asia’s markets began to stabilize again.

Performance Contributors and Detractors:

The Fund’s underperformance year to date has disappointed. Our investment process, which involves a barbell-approach to investing in both higher-yielding dividend-paying stocks together with faster-growing dividend growth stocks, remains unchanged. However, poor stock selection drove the bulk of the Fund’s relative underperformance for the first half of the year. Consumer staples holdings were among the performance detractors. Known for their defensive business models with strong cash flow generation and steady dividend payments, these stocks traditionally have been positive return contributors. But as some of these businesses have begun facing certain structural changes—whether via market disruption brought by new product technologies, changing consumer preference or rising labor cost pressures from demographic changes and government policy intervention—the resilience of those businesses has somewhat eroded. As a result, their share prices languished during the period. This painful investment experience has led us to recognize the need to better emphasize identifying structural trends earlier on, to better foresee the investment implications and take more decisive action.

On the flip side, among the top performance contributors during the first half was our holding in Chongqing Brewery, a regional beer company listed in the onshore China A-share market. Our initial investment thesis of seeking a sustained profit margin improvement supported by an accelerating beer product “premiumization” trend in China and easing competition intensity whereby major beer brands are prioritizing profit improvement over market share gain, started to play out this year. In addition, the pending public listing of Budweiser’s Asia-Pacific beer business further attracted investor attention in the region’s beer industry. As a result, Chongqing Brewery, a well-run operation under the ownership of Carlsberg, is seeing positive share price movement.

Notable Portfolio Changes:

During the second quarter, we initiated a few new positions, one of which was Yunnan Hongxiang Yixintang Pharmaceutical Group, a drugstore chain in mainland China. One of China’s key health care reforms involves separating drug dispensing functions from Chinese hospitals, which should boost the prescription drug business at drug retailers and bring additional customer traffic for higher-margin, non-prescription drug businesses. At the same time, rising pharmacy quality-control standards and stricter tax compliance for running drugstore businesses also favor large-scale players over small, individual-store operators. This

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2020 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

20	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	-1.16%	5.82%	-4.35%	6.74%	4.96%	9.65%	8.45%		10/31/06
Institutional Class (MIPIX)	-1.19%	5.88%	-4.25%	6.84%	5.07%	n.a.	6.29%		10/29/10
MSCI AC Asia Pacific Index[4]	0.90%	10.71%	-0.76%	10.40%	4.70%	7.36%	4.25%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019					2018
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.03	$0.12	n.a.	n.a.	$0.15	$0.01	$0.19	$0.11	$0.00	$0.31
Inst’l (MIPIX)	$0.04	$0.12	n.a.	n.a.	$0.16	$0.02	$0.20	$0.11	$0.00	$0.33

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 1.67% (1.66% excluding waivers)

Institutional Class: 1.78% (1.77% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.86%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/19 divided by the current price of each equity as of 6/30/19. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

5	Calculated from 10/31/06.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.8%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	South Korea	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.3%
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	3.1%
Hoya Corp.	Health Care	Japan	2.7%
BGF Retail Co., Ltd.	Consumer Staples	South Korea	2.6%
Anritsu Corp.	Information Technology	Japan	2.5%
China Mobile, Ltd.	Communication Services	China/Hong Kong	2.5%
MISUMI Group, Inc.	Industrials	Japan	2.4%
Kao Corp.	Consumer Staples	Japan	2.3%
% OF ASSETS IN TOP TEN			28.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	21

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	42.8
Japan	22.7
South Korea	11.2
Singapore	5.3
Taiwan	4.4
India	2.3
Thailand	1.9
Indonesia	1.9
Philippines	1.7
Australia	1.6
Bangladesh	1.1
Vietnam	1.1
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	20.6
Consumer Staples	17.8
Financials	13.5
Communication Services	9.6
Industrials	8.2
Information Technology	7.7
Utilities	4.7
Health Care	4.3
Materials	4.1
Real Estate	3.9
Energy	3.6
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	27.7
Large Cap ($10B–$25B)	19.4
Mid Cap ($3B–10B)	26.6
Small Cap (under $3B)	24.3
Cash and Other Assets, Less Liabilities	2.0

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

could further speed up the overall drugstore industry consolidation—a long-term growth driver for leading players such as Yixintang. We believe the company is well-positioned to take advantage of this favorable industry trend. Operating a cash-generative drug retailing business model, with a modest 30% payout ratio, the company also has what we view as untapped potential to deliver significant growth in its dividends. During the first half of the year, we exited a few existing holdings such as China Resources Power, Japan Tobacco, and Nitori Holdings as their business fundamentals no longer supported our initial investment thesis.

Outlook:

As China and the U.S. restarted trade negotiations in early July, Asia’s markets seemed to experience temporary relief from tensions. The medium- to long-term outlook for these bilateral relations, however, is still cloudy given the structural differences between the two countries’ political systems and economic growth models. Despite this uncertainty, policymakers in both Asia and the U.S. have signaled a willingness to use policy-support measures to address any significant slowdown. In the meantime, with investor expectations now reset mostly due to macroeconomic concerns and on Asia’s equity valuations continuing to trade below long-term averages, we remain constructive that, from a bottom-up perspective, Asia’s markets currently offer attractive opportunities for long-term investors.

22	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.0%

	Shares	Value

CHINA/HONG KONG: 42.9%
Shenzhou International Group Holdings, Ltd.	16,551,200	$228,319,044

Minth Group, Ltd.†	69,311,000	186,928,707

China Construction Bank Corp. H Shares	160,706,000	138,529,202

Chongqing Brewery Co., Ltd. A Shares	19,996,770	137,499,008

AIA Group, Ltd.	12,475,600	134,722,792

China Mobile, Ltd.	14,531,500	132,289,923

China Merchants Bank Co., Ltd. H Shares	25,783,000	127,946,064

China Petroleum & Chemical Corp. H Shares	178,734,000	121,757,146

WH Group, Ltd.[b,c]	119,822,000	121,546,601

China Gas Holdings, Ltd.	28,746,800	106,823,255

HKBN, Ltd.	56,401,123	101,698,141

Ping An Insurance Group Co. of China, Ltd. H Shares	8,180,000	98,363,487

Huaneng Power International, Inc. H Shares	156,780,000	92,328,683

Sun Art Retail Group, Ltd.	85,088,500	80,636,965

Yuexiu Transport Infrastructure, Ltd.†	97,328,000	79,489,455

China Education Group Holdings, Ltd.[c]	49,804,000	77,955,555

Beijing Capital International Airport Co., Ltd. H Shares	88,320,000	77,401,264

Fuyao Glass Industry Group Co., Ltd. H Shares[b,c]	23,075,200	71,655,442

Huaneng Lancang River Hydropower, Inc. A Shares	111,137,793	65,877,680

Yixintang Pharmaceutical Group Co., Ltd. A Shares	15,577,958	64,779,970

Melco Resorts & Entertainment, Ltd. ADR	2,692,500	58,481,100

China East Education Holdings, Ltd.[b,c,d]	40,040,000	56,997,171

Crystal International Group, Ltd.[b,c]	118,408,500	52,657,609

Far East Horizon, Ltd.	48,595,000	49,704,168

Café de Coral Holdings, Ltd.	15,844,000	47,137,966

Hua Hong Semiconductor, Ltd.[b,c]	19,254,000	37,338,403

Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares†	122,102,000	24,839,724

China Mobile, Ltd. ADR	458,000	20,742,820

China Petroleum & Chemical Corp. ADR	79,100	5,394,620

Dairy Farm International Holdings, Ltd.	116,900	835,587

Total China/Hong Kong		2,600,677,552

JAPAN: 22.6%
Hoya Corp.	2,145,100	164,860,056

Anritsu Corp.†	8,806,500	153,562,339

MISUMI Group, Inc.	5,869,600	147,954,123

Kao Corp.	1,834,900	140,010,891

Pigeon Corp.	3,077,300	124,094,811

NTT DoCoMo, Inc.	5,221,100	121,818,354

BELLSYSTEM24 Holdings, Inc.†	5,762,500	79,845,707

KATITAS Co., Ltd.†	2,134,900	79,538,069

Nifco, Inc.	2,943,300	73,079,823

Outsourcing, Inc.	5,932,400	72,376,063

Fuji Seal International, Inc.	2,296,900	70,404,409

Eiken Chemical Co., Ltd.†	3,751,500	59,526,577

Mitsubishi Pencil Co., Ltd.	2,628,400	42,212,755

MANI, INC.	562,000	36,165,185

Rohm Co., Ltd.	137,300	9,250,710

Total Japan		1,374,699,872

	Shares	Value

SOUTH KOREA: 8.2%
Hyundai Mobis Co., Ltd.	1,011,216	$206,311,768

BGF Retail Co., Ltd.†	865,926	158,238,761

Samsung Fire & Marine Insurance Co., Ltd.	310,982	72,180,467

Woori Financial Group, Inc.	4,973,275	60,523,347

Total South Korea		497,254,343

SINGAPORE: 5.3%
United Overseas Bank, Ltd.	6,954,100	134,437,638

Ascendas India Trust†	57,863,800	58,163,169

CapitaLand Retail China Trust, REIT	49,800,000	57,441,153

CapitaLand Commercial Trust, REIT	24,708,000	39,649,017

NetLink NBN Trust[c]	48,877,500	32,151,497

Total Singapore		321,842,474

TAIWAN: 4.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,740,469	105,092,383

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,362,340	92,532,858

China Steel Chemical Corp.†	15,589,000	67,558,380

Total Taiwan		265,183,621

INDIA: 2.3%
ITC, Ltd.	18,225,998	72,273,466

Minda Industries, Ltd.†	14,660,782	67,586,347

Total India		139,859,813

THAILAND: 1.9%
Thai Beverage Public Co., Ltd.	189,041,400	116,047,947

Total Thailand		116,047,947

INDONESIA: 1.9%
PT United Tractors	46,212,800	92,205,939

PT Cikarang Listrindo[b,c]	366,537,800	22,576,608

Total Indonesia		114,782,547

PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,372,405	104,740,511

Total Philippines		104,740,511

AUSTRALIA: 1.6%
Breville Group, Ltd.†	8,308,554	95,551,702

Total Australia		95,551,702

BANGLADESH: 1.1%
GrameenPhone, Ltd.	16,109,639	69,401,008

Total Bangladesh		69,401,008

VIETNAM: 1.1%
Vietnam Dairy Products JSC	12,584,135	66,490,887

Total Vietnam		66,490,887

TOTAL COMMON EQUITIES		5,766,532,277

(Cost $4,918,863,757)

matthewsasia.com | 800.789.ASIA	23

Matthews Asia Dividend Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 3.0%

	Shares	Value

SOUTH KOREA: 3.0%
LG Chem, Ltd., Pfd.	654,186	$110,935,621

Samsung Electronics Co., Ltd., Pfd.	2,132,283	70,715,805

Total South Korea		181,651,426

TOTAL PREFERRED EQUITIES		181,651,426

(Cost $134,471,361)

TOTAL INVESTMENTS: 98.0%		5,948,183,703
(Cost $5,053,335,118)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		118,345,262

NET ASSETS: 100.0%		$6,066,528,965

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $362,771,834, which is 5.98% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

24	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sherwood Zhang, CFA
Lead Manager

Yu Zhang, CFA		S. Joyce Li, CFA
Co-Manager		Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$16.29	$16.29
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.01%
Portfolio Statistics
Total # of Positions		48
Net Assets		$378.7 million
Weighted Average Market Cap		$45.1 billion
Portfolio Turnover[2]		66.47%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities of companies located in China.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews China Dividend Fund returned 15.51% (Investor Class) and 15.58% (Institutional Class), outperforming its benchmark, the MSCI China Index, which returned 13.08%. For the quarter ending June 30, the Fund returned –0.66% (Investor Class) and –0.60% (Institutional Class), while its benchmark returned –3.92%.

Market Environment:

Just as the market seemed to be optimistically anticipating successful U.S.–China negotiations early in the year, President Trump’s tweets presented new obstacles. China’s equity market consequently suffered in May as the U.S. threatened to impose tariffs on Chinese exports, and trade negotiations broke down. In addition, the U.S. government declared a ban on the sale of U.S. technology to Chinese telecommunication giant Huawei Technologies. Considering the sales revenue that Huawei generated for U.S. companies, the unprecedented ban highlighted to investors the heightened risk of a technology cold war between the two nations, and led many to wonder whether more Chinese companies could lose their access to critical U.S. technology and supply chain. Investors finally found some relief later in the second quarter after President Trump and President Xi met during the G-20 Summit in Japan, and agreed to resume negotiations and ease some restrictions on sales to Huawei.

Meanwhile, the outlook for U.S. monetary policy changed dramatically in May as the markets anticipated the U.S. Federal Reserve would shift from its path of gradually raising interest rates and begin cutting rates.

Performance Contributors and Detractors:

Huaxin Cement, a leading cement company based in central China, was the top contributor to Fund performance in the first half of the year. This little-known company is actually a majority-owned subsidiary of global cement leader LafargeHolcim, a Swiss multinational. Huaxin nearly quadrupled its dividends per share this year on the back of strong earnings growth, and we consider its B-shares to still be attractively priced compared to many peers listed in China’s A-share and H-share markets. Wuliangye Yibin, the leading high-end “baijiu” (Chinese white liquor) maker was the second-largest contributor during the first six months of the year as the company endeavored to close its product price gap with the top competitor Kweichow Moutai. Wuliangye Yibin recently launched a new version of its key product with some success, and has been warmly welcomed by investors.

China Everbright, a financial holding company, was the largest detractor to performance during the first half, as its earnings were hurt by a sharp drop in the stock of its subsidiary in 2018. We decided to exit the position.

During the first six months of the year, the Fund’s outperformance was driven by both sector allocation and security selection. Our stock selection among the consumer discretionary sector was the main performance detractor, but this was offset by strong sector allocation and stock selection in the consumer staples sector.

Notable Portfolio Changes:

During the quarter, we initiated a position in Yixintang Pharmaceutical, the leading pharmaceutical retail chain in southwestern China. We believe the company is well-positioned to grow revenues and earnings from China’s changing landscape of prescription drug distribution.

The Fund also participated in the Hong Kong IPO of China East Education Holdings during the quarter. China East Education is known for its strong niche in

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	25

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	5 Year	Since Inception		Inception Date
Investor Class (MCDFX)	-0.66%	15.51%	0.86%	15.15%	11.07%	10.43%		11/30/09
Institutional Class (MICDX)	-0.60%	15.58%	0.99%	15.31%	11.24%	9.46%		10/29/10
MSCI China Index[3]	-3.92%	13.08%	-6.55%	14.51%	7.58%	4.89%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2019			2018
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.24	n.a.	$0.24	$0.34	$0.06	$0.40
Inst’l (MICDX)	$0.25	n.a.	$0.25	$0.36	$0.07	$0.43

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.58% (Investor Class) 1.74% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/19, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.16%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/19 divided by the current price of each equity as of 6/30/19. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 11/30/09.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	4.7%
China Merchants Bank Co., Ltd.	Financials	3.2%
HKBN, Ltd.	Communication Services	3.1%
Altaba, Inc.	Consumer Discretionary	3.0%
CITIC Telecom International Holdings, Ltd.	Communication Services	2.8%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.7%
Huaxin Cement Co., Ltd.	Materials	2.7%
China Petroleum & Chemical Corp.	Energy	2.5%
China Mobile, Ltd.	Communication Services	2.4%
Melco Resorts & Entertainment, Ltd.	Consumer Discretionary	2.4%
% OF ASSETS IN TOP TEN		29.5%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

26	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

culinary education, training chefs for the country’s booming dining industry, and it is continuing to research other professional services area for growth. We believe professional talent is critical for China to develop its service industry. As the government has underinvested in this area, private companies could add strong value.

We exited our position in HSBC Holdings due to changes in the interest rate outlook and a lack of strong earnings growth drivers for the group. In addition, we sold Fanhua, a leading Chinese insurance broker, as its rich valuations premium compared to leading insurance companies in China and Hong Kong appears unjustified.

Outlook:

Continuing market volatility, driven by uncertainty over U.S.–China trade negotiations, has been disruptive to fundamental investors like us, as our core competence lies in analyzing company financials and strategies, rather than reading the tea leaves of geopolitical developments. President Trump’s announcement following the G-20 meeting was fairly significant as it appeared that he has neither the interest nor intention of starting a new cold war with China. If this is indeed true, the Chinese equities market will again be driven by fundamentals and, we believe, current valuations are attractive and earnings appear quite positive.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	91.8
Taiwan	3.1
Singapore	2.0
Cash and Other Assets, Less Liabilities	3.1

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	23.7
Consumer Staples	14.2
Communication Services	13.0
Financials	9.2
Industrials	8.1
Information Technology	7.4
Real Estate	6.1
Health Care	4.6
Materials	4.5
Utilities	3.8
Energy	2.5
Cash and Other Assets, Less Liabilities	3.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	24.2
Large Cap ($10B–$25B)	14.5
Mid Cap ($3B–10B)	14.4
Small Cap (under $3B)	43.7
Cash and Other Assets, Less Liabilities	3.1

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	27

Matthews China Dividend Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.9%

	Shares	Value

CONSUMER DISCRETIONARY: 20.7%
Textiles, Apparel & Luxury Goods: 7.6%
JNBY Design, Ltd.[b]	4,216,000	$7,743,486

Lao Feng Xiang Co., Ltd. B Shares	2,093,003	7,336,873

Nan Liu Enterprise Co., Ltd.	1,144,000	6,020,633

Pacific Textiles Holdings, Ltd.	6,504,000	5,149,478

Crystal International Group, Ltd.[b,c]	5,330,500	2,370,534

		28,621,004

Diversified Consumer Services: 6.4%
New Oriental Education & Technology Group, Inc. ADR[d]	107,700	10,401,666

Hope Education Group Co., Ltd.[b,c]	55,670,000	7,934,898

China East Education Holdings, Ltd.[b,c,d]	4,036,500	5,745,981

		24,082,545

Hotels, Restaurants & Leisure: 4.7%
Melco Resorts & Entertainment, Ltd. ADR	410,300	8,911,716

Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares	32,316,000	6,574,180

Haichang Ocean Park Holdings, Ltd.[b,c,d]	14,458,000	2,391,667

		17,877,563

Automobiles: 2.0%
Geely Automobile Holdings, Ltd.	4,491,000	7,700,417

Total Consumer Discretionary		78,281,529

CONSUMER STAPLES: 14.2%
Food Products: 5.9%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	1,557,511	7,589,478

Nissin Foods Co., Ltd.	10,492,000	7,576,933

WH Group, Ltd.[b,c]	6,960,000	7,060,176

		22,226,587

Beverages: 4.4%
Wuliangye Yibin Co., Ltd. A Shares	492,749	8,483,952

Anhui Gujing Distillery Co., Ltd. B Shares	954,693	8,287,655

		16,771,607

Food & Staples Retailing: 3.9%
Sun Art Retail Group, Ltd.	7,852,000	7,441,211

Yixintang Pharmaceutical Group Co., Ltd. A Shares	1,747,600	7,267,286

		14,708,497

Total Consumer Staples		53,706,691

COMMUNICATION SERVICES: 13.0%
Diversified Telecommunication Services: 5.9%
HKBN, Ltd.	6,475,957	11,676,944

CITIC Telecom International Holdings, Ltd.	27,051,000	10,726,584

		22,403,528

Interactive Media & Services: 4.7%
Tencent Holdings, Ltd.	391,800	17,724,804

Wireless Telecommunication Services: 2.4%
China Mobile, Ltd. ADR	198,930	9,009,540

Total Communication Services		49,137,872

FINANCIALS: 9.1%
Capital Markets: 3.8%
Hong Kong Exchanges & Clearing, Ltd.	225,900	7,983,327

Shenwan Hongyuan Group Co., Ltd. H Shares[b,c,d]	18,637,282	6,441,704

		14,425,031

	Shares	Value
Banks: 3.2%
China Merchants Bank Co., Ltd. H Shares	2,442,500	$12,120,710

Insurance: 2.1%
Ping An Insurance Group Co. of China, Ltd. H Shares	674,000	8,104,767

Total Financials		34,650,508

INDUSTRIALS: 8.1%
Machinery: 3.9%
Yangzijiang Shipbuilding Holdings, Ltd.	6,601,300	7,479,073

Shanghai Mechanical and Electrical Industry Co., Ltd. B Shares	4,326,069	7,376,203

		14,855,276

Transportation Infrastructure: 2.2%
Guangdong Provincial Expressway Development Co., Ltd. B Shares	10,498,218	8,297,119

Marine: 2.0%
SITC International Holdings Co., Ltd.	7,413,000	7,569,559

Total Industrials		30,721,954

INFORMATION TECHNOLOGY: 7.4%
Software: 2.2%
Shanghai Baosight Software Co., Ltd. B Shares	4,527,403	8,253,044

IT Services: 2.1%
SUNeVision Holdings, Ltd.	9,201,000	8,016,605

Semiconductors & Semiconductor Equipment: 1.6%
Hua Hong Semiconductor, Ltd.[b,c]	3,058,000	5,930,240

Electronic Equipment, Instruments & Components: 1.5%
Vivotek, Inc.	1,421,000	5,652,685

Total Information Technology		27,852,574

REAL ESTATE: 6.0%
Real Estate Management & Development: 4.0%
China Overseas Property Holdings, Ltd.	14,845,000	7,739,604

Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	6,143,370	7,436,390

		15,175,994

Equity REITs: 2.0%
CapitaLand Retail China Trust, REIT	6,721,400	7,752,710

Total Real Estate		22,928,704

HEALTH CARE: 4.6%
Pharmaceuticals: 1.7%
Tianjin Zhongxin Pharmaceutical Group Corp., Ltd. S Shares	6,837,100	6,294,412

Health Care Providers & Services: 1.6%
Genertec Universal Medical Group Co., Ltd.[b,c]	7,748,500	6,198,276

Biotechnology: 0.7%
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b,c]	491,400	2,678,452

Life Sciences Tools & Services: 0.6%
BBI Life Sciences Corp.[b]	7,861,000	2,193,758

Total Health Care		17,364,898

MATERIALS: 4.5%
Construction Materials: 2.6%
Huaxin Cement Co., Ltd. B Shares	4,343,492	10,067,441

28	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)	CLOSED-END FUNDS: 3.0%

	Shares	Value
Containers & Packaging: 1.9%
Greatview Aseptic Packaging Co., Ltd.	12,346,000	$7,060,219

Total Materials		17,127,660

UTILITIES: 3.8%
Independent Power and Renewable Electricity Producers: 1.9%
Huaneng Lancang River Hydropower, Inc. A Shares	12,398,442	7,351,828

Gas Utilities: 1.9%
China Gas Holdings, Ltd.	1,926,000	7,157,026

Total Utilities		14,508,854

ENERGY: 2.5%
Oil, Gas & Consumable Fuels: 2.5%
China Petroleum & Chemical Corp. H Shares	13,758,000	9,372,223

Total Energy		9,372,223

TOTAL COMMON EQUITIES		355,653,467

(Cost $329,416,543)

	Shares	Value

CONSUMER DISCRETIONARY: 3.0%
Internet & Direct Marketing Retail: 3.0%
Altaba, Inc.[d]	163,100	$11,314,247

Total Consumer Discretionary		11,314,247

TOTAL CLOSED-END FUNDS		11,314,247

(Cost $10,912,532)

TOTAL INVESTMENTS: 96.9%		366,967,714
(Cost $340,329,075)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.1%		11,702,207

NET ASSETS: 100.0%		$378,669,921

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $46,751,928, which is 12.35% of net assets.

d	Non-income producing security.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	29

PORTFOLIO MANAGERS

Beini Zhou, CFA
Lead Manager

Michael B. Han, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$11.62	$11.55
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.77%	1.54%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		34
Net Assets		$25.0 million
Weighted Average Market Cap		$26.8 billion
Portfolio Turnover[3]		48.29%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.
Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Value Fund returned 7.00% (Investor Class) and 7.14% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 10.83% over the same period. For the quarter ending June 30, the Fund returned –1.61% (Investor Class) and –1.54% (Institutional Class), while its benchmark returned –0.56%.

Market Environment:

U.S.–China trade war news, a macroeconomic slowdown in major economies, including China, and geopolitical tension between the U.S. and Iran all added to global market uncertainty in recent months. Yet U.S. markets approached record highs in early July. Global equity investors seemed to perceive an alternate—far rosier—reality. The only logical reason that might bridge the dichotomy is low interest rates. The U.S. Federal Reserve seemed to make a 180-degree turn during the second quarter from its tightening stance in late 2018, apparently signaling a rate cut ahead.

Performance Contributors and Detractors:

The Fund lagged its benchmark during the first half of the year, primarily due to the lower beta of the overall portfolio composition as well as weak performance by South Korea’s market.

A top detractor during the year-to-date period was Clear Media, a holding that we have previously commented on extensively. The company is China’s dominant bus shelter advertising concessionaire. From late 2018 through the first half of 2019, China’s macroeconomic slowdown translated into an overall slowdown in ad spending across many sectors. Brand advertising, which is typically featured in bus shelters, was hit particularly hard. The firm had stated that it expects a double-digit decline in its top line for the first half of the year. This led to its recent share price weakness. We continue to hold Clear Media shares, however, as we believe company fundamentals should rebound once brand ad spending in China recovers.

Honma Golf, the Hong Kong-listed Japanese golf club and accessory company, was another major detractor during the first half of the year. The firm announced its March-end full-year results during the second quarter. Earnings were weaker than expected with full-year operating profits down by double digits year over year. We feel positive after meeting with management recently and learning of some high-profile new hires in various key positions, including the head of global supply chain. Along with these key hires, the firm has been making a concerted effort and taking a methodical approach to entering the U.S. market.

On a positive note, two Chinese stocks, Anhui Gujing Distillery and Huifu Payment, were among the top contributors during the first half of the year. Anhui Gujing is a well-known liquor brand in China, and is the provincial leader in Anhui province. Many of the liquor stocks in the industry reported solid growth in recent periods so the gains in growth were seen widely across the sector, which saw good share price performance in the first half.

Huifu Payment is a provider of merchant payment services in China, and is among the largest merchant acquirers targeting micro-merchants in the country. Its business model is akin to U.S. mobile payments company Square. Following the firm’s

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

30	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAVRX)	-1.61%	7.00%	-1.78%	10.52%	9.29%	11/30/15
Institutional Class (MAVAX)	-1.54%	7.14%	-1.48%	10.80%	9.58%	11/30/15
MSCI AC Asia ex Japan Index[4]	-0.56%	10.83%	-0.18%	11.81%	10.37%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Naspers, Ltd.	Consumer Discretionary	China/Hong Kong	7.9%
China National Accord Medicines Corp., Ltd.	Health Care	China/Hong Kong	6.5%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	5.1%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	4.4%
Anhui Gujing Distillery Co., Ltd.	Consumer Staples	China/Hong Kong	4.1%
Huifu Payment, Ltd.	Information Technology	China/Hong Kong	3.9%
Shinyoung Securities Co., Ltd.	Financials	South Korea	3.7%
Haw Par Corp., Ltd.	Health Care	Singapore	3.5%
Geumhwa PSC Co., Ltd.	Industrials	South Korea	3.4%
Straits Trading Co., Ltd.	Materials	Singapore	3.4%
% OF ASSETS IN TOP TEN			45.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	31

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	38.5
South Korea	28.2
Japan	12.7
Singapore	6.9
Taiwan	1.7
Malaysia	1.6
United States	1.3
India	0.8
Indonesia	0.6
Cash and Other Assets, Less Liabilities	7.7

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	18.9
Health Care	15.6
Industrials	14.7
Information Technology	12.2
Communication Services	9.1
Financials	8.9
Consumer Staples	7.7
Materials	5.1
Cash and Other Assets, Less Liabilities	7.7

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	21.6
Large Cap ($10B–$25B)	10.8
Mid Cap ($3B–10B)	13.3
Small Cap (under $3B)	46.7
Cash and Other Assets, Less Liabilities	7.7

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited) (continued)

Hong Kong IPO last summer, we initiated a position in the company when its share price fell considerably after its listing. We believe Huifu Payment’s business model as well as its relationship with AliPay and Wechat Pay, two third-party digital payment giants affiliated with Alibaba and Tencent respectively, have not been well understood by the market. The fees that small merchants pay to accept non-cash payments for offline transactions in China are a mere fraction of that seen in the U.S. but recent regulatory action in China has led to rising fees. Barring a significant slowdown in China, we believe the firm should see solid growth over the next few years.

Notable Portfolio Changes:

We did not initiate any new positions during the second quarter. We did, however, add to some existing positions. We also exited a handful of holdings, including Nissin Food. Nissin Food is the China/Hong Kong subsidiary of the Japanese instant-noodle giant. The firm went public in Hong Kong in late 2017. We initiated the position in the same month after its poor initial public offering debut. The share price has done well since then and we sold out the position recently as it is now trading at around 10x Earnings Before Interest and Taxation (EBIT), in line with our estimated intrinsic value of the business.

We continued to consolidate the portfolio to fewer higher-quality holdings, and ended the quarter with 34 companies.

Outlook:

It is unclear what a market top would look like, but we believe we may be closer to a major market top given that Chinese coffee chain Luckin Coffee, which is less than two years old (and which is giving Starbucks China a run for its money), just went public and fetched a valuation close to US$5 billion. Never mind that its revenue was a little over US$100 million with more than US$200 million in operating losses last year.

The market, of course, is not dictated by wishful thinking. So, we remain undistracted by what we consider to be U.S.–China trade war noise. Trade deal or not in the near term, we do not think President Trump’s China deals will have much bearing on the long-term prospects of many of the quality businesses that we examine. Rather than discussing the trade war topic in meetings with management, we think it is a better use of time to further our understanding of what makes a company’s business model tick, relative to its competition. We firmly believe that it is the deep understanding of the latter rather than the former that will be a key long-term source of alpha that we seek to generate for our clients.

32	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 81.0%

	Shares	Value

CHINA/HONG KONG: 38.5%
Naspers, Ltd. N Shares	8,200	$1,984,812

China National Accord Medicines Corp., Ltd. B Shares	462,107	1,626,616

CK Hutchison Holdings, Ltd.	129,500	1,277,356

Anhui Gujing Distillery Co., Ltd. B Shares	116,800	1,013,937

Huifu Payment, Ltd.[b,c,d]	1,770,400	970,423

Clear Media, Ltd.	1,393,000	809,583

China Mobile, Ltd.	79,500	723,741

China Isotope & Radiation Corp.	303,000	715,061

Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	296,000	268,600

Huangshan Tourism Development Co., Ltd. B Shares	204,887	216,853

Total China/Hong Kong		9,606,982

SOUTH KOREA: 16.9%
Shinyoung Securities Co., Ltd.	17,510	913,742

Geumhwa PSC Co., Ltd.	29,568	858,721

NAVER Corp.	7,387	730,064

DGB Financial Group, Inc.	91,987	649,681

Hyundai Greenfood Co., Ltd.	55,158	626,140

Young Poong Corp.	697	434,625

Total South Korea		4,212,973

JAPAN: 12.7%
YAMADA Consulting Group Co., Ltd.	31,300	581,406

Asante, Inc.	29,700	580,343

Gakujo Co., Ltd.	47,300	523,260

Honma Golf, Ltd.[b,d]	491,500	426,587

Medikit Co., Ltd.	7,400	406,326

Ohashi Technica, Inc.	27,300	359,767

San-A Co., Ltd.	7,100	284,079

Total Japan		3,161,768

SINGAPORE: 6.9%
Haw Par Corp., Ltd.	84,200	878,717

Straits Trading Co., Ltd.	509,100	843,137

Total Singapore		1,721,854

TAIWAN: 1.7%
P-Duke Technology Co., Ltd.	145,000	433,893

Total Taiwan		433,893

MALAYSIA: 1.6%
Genting BHD	243,700	399,556

Total Malaysia		399,556

UNITED STATES: 1.3%
Cognizant Technology Solutions Corp. Class A	5,100	323,289

Total United States		323,289

INDIA: 0.8%
Wipro, Ltd.	48,962	199,315

Total India		199,315

	Shares	Value

INDONESIA: 0.6%
PT Mitra Pinasthika Mustika	2,618,100	$158,533

Total Indonesia		158,533

TOTAL COMMON EQUITIES		20,218,163

(Cost $20,467,640)

PREFERRED EQUITIES: 11.3%

SOUTH KOREA: 11.3%
Samsung SDI Co., Ltd., Pfd.	13,796	1,091,394

Samsung Fire & Marine Insurance Co., Ltd., Pfd.	4,018	666,183

Hyundai Motor Co., Ltd., 2nd Pfd.	8,095	605,609

Samsung Electronics Co., Ltd., Pfd.	14,134	468,745

Total South Korea		2,831,931

TOTAL PREFERRED EQUITIES		2,831,931

(Cost $2,867,604)

TOTAL INVESTMENTS: 92.3%		23,050,094
(Cost $23,335,244)

CASH AND OTHER ASSETS, LESS LIABILITIES: 7.7%		1,921,255

NET ASSETS: 100.0%		$24,971,349

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $1,397,010, which is 5.59% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

BHD	Berhad
Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	33

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Weihao Xu
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$26.04	$26.25
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.10%	0.93%
Portfolio Statistics
Total # of Positions		62
Net Assets		$1.1 billion
Weighted Average Market Cap		$30.9 billion
Portfolio Turnover[2]		12.12%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Growth Fund returned 15.78% (Investor Class) and 15.89% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 10.71% over the same period. For the quarter ending June 30, the Fund returned 1.28% (Investor Class) and 1.35% (Institutional Class), while the benchmark returned 0.90%.

Market Environment:

Asia’s capital markets rallied at the start of the year, led by Chinese equities. Volatility flared in May, followed by a rebound for equity prices in June. The dominant factors driving Asia’s capital markets over the short term were political, stemming from rhetoric around trade relations between the U.S. and China. Following the recent G-20 Summit, the tone of dialogue surrounding trade issues improved, even though negotiations provided few details and trade issues are likely to linger. Despite recent volatility, China’s domestic markets and the Hong Kong market were among the best-performing markets in Asia.

Japanese equities posted solid gains in the first half, even as global markets experienced swings in sentiment. Early this year, the U.S. Federal Reserve’s pause in rate hikes improved investor sentiment and Japan’s equity valuations came back from their lowest levels since the start of the Abenomics era. In May, however, trade friction between U.S. and China intensified, dampening Japanese export companies and Japan’s technology sector in particular. The Bank of Japan’s most recent Tankan Survey (announced July 1) showed further deterioration in the outlook among respondents within the manufacturing sector, reflecting weakness in exports, especially among semiconductor-related products.

Performance Contributors and Detractors:

The Fund outperformed its benchmark in the first half. The majority of the outperformance was generated during the first quarter, with performance largely flat in the second quarter. Our stock selection in China, the health care sector and small companies contributed to performance. Detractors included the Fund’s allocation to Sri Lanka, its underweight to information technology and stock selection in large companies.

At an individual stock level, Chinese health care stocks were among the Fund’s top contributors to performance in the first half. Health care demand in China remains robust and we continue to see the growth of domestic health care companies as part of a long-term, secular trend. Examples of our holdings in this sector include Jiangsu Hengrui Medicine, a leading Chinese drug manufacturer, and Wuxi Biologics, one of China’s largest providers of outsourcing services for clinical trials. Both companies were top contributors in the half. Meanwhile, Genscript Biotech, a Nanjing-based Chinese biotech company, is a leader in global gene synthesis and DNA synthesis services markets. Genscript was also a top contributor in the half.

A detractor from performance was Chinese search engine Baidu. As Chinese consumers increasingly move to other platforms to perform searches, Baidu could see its user base shrink. Valuations for Baidu are currently fairly low, so the stock could have upside potential if the company can rekindle its growth. We continue to evaluate and monitor the position.

Notable Portfolio Changes:

Recent IPOs provided us with opportunities to invest in Chinese health care companies. In the second quarter, we added positions in drug manufacturers Hansoh Pharmaceutical Group and NextCure. We also added a position in Chinese

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

34	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	1.28%	15.78%	-5.84%	9.58%	5.91%	9.89%	8.96%		10/31/03
Institutional Class (MIAPX)	1.35%	15.89%	-5.65%	9.78%	6.11%	n.a.	6.79%		10/29/10
MSCI AC Asia Pacific Index[3]	0.90%	10.71%	-0.76%	10.40%	4.70%	7.36%	6.92%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 10/31/03.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.9%
Baozun, Inc.	Consumer Discretionary	China/Hong Kong	3.6%
HDFC Bank, Ltd.	Financials	India	3.6%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.6%
CSL, Ltd.	Health Care	Australia	3.3%
M3, Inc.	Health Care	Japan	3.0%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	3.0%
Terumo Corp.	Health Care	Japan	2.8%
Sony Corp.	Consumer Discretionary	Japan	2.7%
Jiangsu Hengrui Medicine Co., Ltd.	Health Care	China/Hong Kong	2.7%
% OF ASSETS IN TOP TEN			32.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	35

COUNTRY ALLOCATION (%)[6,7]
Japan	37.9
China/Hong Kong	30.7
Indonesia	8.2
India	4.9
Australia	4.4
Bangladesh	3.7
Sri Lanka	2.1
Thailand	1.6
Philippines	1.5
Vietnam	1.5
Taiwan	1.0
United States	0.6
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)[7]
Health Care	33.5
Consumer Discretionary	21.4
Financials	13.5
Consumer Staples	8.9
Industrials	8.4
Communication Services	8.0
Information Technology	2.4
Energy	1.1
Materials	0.8
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	28.1
Large Cap ($10B–$25B)	21.1
Mid Cap ($3B–10B)	20.5
Small Cap (under $3B)	28.2
Cash and Other Assets, Less Liabilities	2.0

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

biopharma company Innovent Biologics. In China’s social media space, we added a position in Bilibili, an online platform for sharing short videos with a growing user base. Bilibili’s platform specifically caters to Gen Z, representing consumers age 24 and younger. Gen Z grew up using mobile devices and spends more for internet content than other groups. Turning to Japan, we initiated a position in SBI Holdings, the largest online broker and second-largest among all brokerages in Japan. Unlike competitors, SBI Holding’s core demographics are younger customers in their 30s and 40s, a customer base that is set to grow given Japan pensions are no longer sufficient enough to support retirement life. In Indonesia, we initiated a position in Bank Tabungan Pensiunan Nasi, a microlender with a niche market representing high growth potential.

In the second quarter, we exited positions in Japanese financial services provider Orix and Indonesian conglomerate Astra International. Both companies were long-term holdings that generated attractive returns over full market cycles. Both companies seem to be shifting into lower growth modes, however, so we exited the positions.

Outlook:

Looking ahead, economic signals appear somewhat mixed. On the positive side, interest rates are widely expected to ease or hold steady, while oil prices seem to remain in check. Both conditions are positive for Asia currencies. While trade tensions have temporarily softened, several issues remain unresolved and U.S. President Donald Trump’s negotiation style has been unpredictable. Against this backdrop of uncertainty, China’s policymakers have signaled a willingness to take a more proactive stance in using fiscal and monetary policy to support growth.

While Japanese equities experienced healthy gains in the first quarter, the macro environment remains muted and second quarter broad market equity returns were mixed. Underlying fundamentals are still on a downward path, and developments surrounding trade frictions remain unpredictable. We do not expect any dramatic outcomes or resolution of the current issues. On a positive note, corporate inventory levels have declined quickly in the past six months. Recent earnings results showed an earnings decline in many sectors but absolute profit levels remain higher than during past downturns.

Elsewhere in the region, elections in India and Indonesia resulted in wins for the incumbents, adding political stability to both countries. With elections concluded, reform cycles in both countries could get a boost.

36	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.0%

	Shares	Value

JAPAN: 37.9%
M3, Inc.	1,843,300	$33,826,142

Terumo Corp.	1,041,400	31,110,218

Sony Corp.	577,800	30,363,375

Nidec Corp.	218,500	30,007,696

SoftBank Group Corp.	613,800	29,563,878

Keyence Corp.	43,800	27,012,445

Pigeon Corp.	544,900	21,973,569

TechnoPro Holdings, Inc.	399,800	21,341,912

PeptiDream, Inc.[b]	411,000	21,109,770

Nitori Holdings Co., Ltd.	133,400	17,702,480

Seria Co., Ltd.	633,000	14,641,631

Mercari, Inc.[b]	531,300	14,153,197

Japan Elevator Service Holdings Co., Ltd.	555,100	14,100,831

Eisai Co., Ltd.	238,500	13,517,280

Ariake Japan Co., Ltd.	208,300	13,179,763

Sosei Group Corp.[b]	550,900	12,177,272

FANUC Corp.	63,400	11,780,528

SanBio Co., Ltd.[b]	364,200	11,731,016

SBI Holdings, Inc.	446,400	11,087,789

Sysmex Corp.	153,200	10,022,358

HEALIOS KKb	553,300	9,238,371

Nitto Denko Corp.	184,700	9,142,004

Kyoritsu Maintenance Co., Ltd.	176,400	8,259,517

CYBERDYNE, Inc.[b]	768,500	4,484,394

Link And Motivation, Inc.	564,400	3,185,789

Total Japan		424,713,225

CHINA/HONG KONG: 30.6%
Shenzhou International Group Holdings, Ltd.	3,155,000	43,522,318

Baozun, Inc. ADR[b]	818,500	40,810,410

Wuxi Biologics Cayman, Inc.[b,c,d]	3,693,000	33,131,764

Jiangsu Hengrui Medicine Co., Ltd. A Shares	3,123,824	30,063,350

Genscript Biotech Corp.[b]	11,934,000	29,945,395

BeiGene, Ltd. ADR[b]	223,300	27,678,035

Huazhu Group, Ltd. ADR	686,700	24,892,875

Alibaba Group Holding, Ltd. ADR[b]	127,200	21,554,040

Tencent Music Entertainment Group ADR[b]	920,200	13,793,798

Shenzhen Inovance Technology Co., Ltd. A Shares[b]	4,069,575	13,600,582

Autohome, Inc. ADR[b]	145,500	12,457,710

Innovent Biologics, Inc.[b,c,d]	3,500,500	11,825,942

Yixintang Pharmaceutical Group Co., Ltd. A Shares	2,654,796	11,039,804

Shanghai Haohai Biological Technology Co., Ltd. H Shares[c,d]	1,873,800	10,213,436

Bilibili, Inc. ADR[b]	592,100	9,633,467

Baidu, Inc. ADR[b]	51,600	6,055,776

Hansoh Pharmaceutical Group Co., Ltd.[b,c,d]	1,070,000	2,828,514

Total China/Hong Kong		343,047,216

	Shares	Value

INDONESIA: 8.2%
PT Bank Rakyat Indonesia Persero	129,492,600	$39,977,615

PT Bank Tabungan Pensiunan Nasional Syariah[b]	89,471,600	21,849,107

PT Ace Hardware Indonesia	82,006,700	10,507,555

PT Indofood CBP Sukses Makmur	13,577,500	9,759,116

PT Mayora Indah	54,105,900	9,500,090

Total Indonesia		91,593,483

INDIA: 4.9%
HDFC Bank, Ltd.	1,148,086	40,666,637

ITC, Ltd.	2,925,894	11,602,355

PC Jeweller, Ltd.	3,698,554	2,425,263

Total India		54,694,255

AUSTRALIA: 4.4%
CSL, Ltd.	240,892	36,476,805

Oil Search, Ltd.	2,481,915	12,376,911

Total Australia		48,853,716

BANGLADESH: 3.7%
Square Pharmaceuticals, Ltd.	8,767,712	27,292,287

BRAC Bank, Ltd.[b]	17,927,755	14,105,003

Total Bangladesh		41,397,290

SRI LANKA: 2.1%
Sampath Bank PLC†	21,899,216	17,276,809

LOLC Holdings PLC[b]	12,121,473	6,249,775

Total Sri Lanka		23,526,584

THAILAND: 1.6%
Major Cineplex Group Public Co., Ltd.	18,967,100	18,086,447

Total Thailand		18,086,447

PHILIPPINES: 1.5%
Jollibee Foods Corp.	2,007,890	11,045,979

Emperador, Inc.[b]	37,942,500	5,657,865

Total Philippines		16,703,844

VIETNAM: 1.5%
Vietnam Dairy Products JSC	3,116,592	16,467,160

Total Vietnam		16,467,160

TAIWAN: 1.0%
St. Shine Optical Co., Ltd.	630,000	11,197,753

Total Taiwan		11,197,753

matthewsasia.com | 800.789.ASIA	37

Matthews Asia Growth Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

	Shares	Value

UNITED STATES: 0.6%
NextCure, Inc.[b]	450,000	$6,741,000

Total United States		6,741,000

TOTAL INVESTMENTS: 98.0%		1,097,021,973
(Cost $877,988,873)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		22,806,092

NET ASSETS: 100.0%		$1,119,828,065

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $57,999,656, which is 5.18% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

38	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sharat Shroff, CFA
Lead Manager

Rahul Gupta	Raymond Deng
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$28.91	$28.90
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.07%	0.90%
After Fee Waiver and Reimbursement[2]	1.04%	0.88%
Portfolio Statistics
Total # of Positions		63
Net Assets		$9.2 billion
Weighted Average Market Cap		$72.0 billion
Portfolio Turnover[3]		11.48%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Pacific Tiger Fund returned 7.63% (Investor Class) and 7.72% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 10.83% over the same period. For the quarter ending June 30, 2019, the Fund returned 0.03% (Investor Class) and 0.10% (Institutional Class), while the benchmark returned –0.56%.

Market Environment:

The first half of the year felt like a roller-coaster ride for equity investors across the region. Asia’s capital markets rallied at the start of the year, led by Chinese equities. Volatility flared in May, followed by a rebound in equity prices in June. The dominant factors driving Asia capital markets over the short term were political, stemming from rhetoric around trade relations between the U.S. and China. Following the recent G-20 Summit, the tone of trade dialogue improved, even though negotiations provided few details and trade issues are likely to linger. On a positive note, China’s policymakers seem to be taking a more proactive stance in preparing China for a more uncertain macroeconomic environment. Despite recent volatility, China’s domestic markets and the Hong Kong market were among the best-performing markets in Asia.

Outside of China, Asian markets were generally positive, but seemed lackluster compared with China’s markets. Chinese equities returned roughly 14% year to date, while India and Indonesia’s equity markets each notched roughly 8% gains respectively for the same period. Currencies were somewhat stable with the exception of the Taiwanese dollar and the Korean won, which were more exposed to the tech cycle. Larger companies tended to do better, perhaps due to index flows, but also in their prospects for having slightly better earnings profiles than some smaller companies.

Contributors and Detractors:

The Fund lagged its benchmark in the first half. Several factors weighed on relative performance, one of the most significant being an overweight allocation to India. Our holdings in India are the natural outcome of our bottom-up stock selection process. The Indian companies in our portfolio embody, we believe, many attractive investment attributes and provide opportunities for finding uncorrelated earnings growth. In the short term, however, our Indian holdings caused performance to trail the benchmark.

From a sector standpoint, our holdings in communication services were also a detractor from relative performance. While the benchmark tends to be concentrated in a couple of big technology names in China, the Fund takes a more diversified approach to investing in Asia’s digital economy, seeking to spread our holdings across the region. One such holding is Naver, South Korea’s largest search engine. To expand its business beyond search advertising revenues, Naver is looking to diversify its business model to include gaming, e-commerce payments and cloud-based services. To achieve these goals, Naver is making near-term investments that weigh on its earnings profile. However, we continue to like the company’s long-term prospects.

For the most recent quarter, the Fund was slightly ahead of its benchmark. Strong stock selection, particularly in China, was a contributor to performance in the quarter. We continue to see increased investment opportunities in China, especially in China’s dynamic service sector, which we discuss in the next section.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2020 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	39

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	0.03%	7.63%	1.14%	8.72%	5.95%	9.83%	8.54%		9/12/94
Institutional Class (MIPTX)	0.10%	7.72%	1.31%	8.91%	6.13%	n.a.	6.12%		10/29/10
MSCI AC Asia ex Japan Index[4]	-0.56%	10.83%	-0.18%	11.81%	5.14%	8.17%	4.50%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

5	Calculated from 8/31/94.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	4.0%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	3.6%
China Resources Land, Ltd.	Real Estate	China/Hong Kong	3.6%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	3.5%
AIA Group, Ltd.	Financials	China/Hong Kong	3.3%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	3.2%
China Resources Beer Holdings Co., Ltd.	Consumer Staples	China/Hong Kong	2.9%
NAVER Corp.	Communication Services	South Korea	2.9%
DKSH Holding AG	Industrials	Switzerland	2.6%
Kotak Mahindra Bank, Ltd.	Financials	India	2.6%
% OF ASSETS IN TOP TEN			32.2%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

40	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

Recent IPOs provided opportunities for the Fund to invest in Chinese health care and education companies, sectors we believe are poised to benefit from rising incomes and domestic consumer spending. To fund new positions, we trimmed holdings in South Korea and Malaysia. Meanwhile, we also rotated capital within the portfolio. A few existing holdings experienced temporary aberrations in their earnings profiles, creating opportunities to add to high-conviction positions. Before committing additional capital, we conducted thorough due diligence to garner the confidence that any disruptions were short term in nature. Beyond China, we also added capital around the margins to holdings in Indonesia.

Outlook:

Media coverage of U.S. and China trade relations tends to focus on short-term developments. Investing with a long-term view, we try to ignore the noise and remain focused on the fundamentals that actually drive growth. We pay particular attention to company earnings, as well as secular trends we see on the ground. Amid current headlines, it is easy for investors to lose sight of the transformation that is taking place among China’s enormous middle class. Income growth has expanded rapidly from the eastern seaboard of China to the country’s vast interior. We expect consumers in less-developed urban centers to drive China’s economic growth for many years to come, so we continue to look for businesses that are geared toward that opportunity set.

Outside of China, recent elections in India and Indonesia resulted in wins for incumbents, adding a sense of political stability in both countries. With elections concluded, we are optimistic that reform cycles in both countries could get a boost. In the near term, an easing monetary environment may loosen some of the constraints on liquidity, and hence be a bit more supportive of growth. Inspired by the innovation and grit of Asia’s entrepreneurs, we will continue to look for opportunities across the market-cap spectrum, including small and medium-size enterprises. As always, we will invest in companies that we believe have sustainable growth prospects that harness the rising spending power of Asia’s middle class.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	39.6
India	19.0
South Korea	10.8
Indonesia	7.4
Thailand	5.0
Taiwan	4.6
Philippines	2.6
Switzerland	2.6
Malaysia	2.1
United States	1.8
Vietnam	1.7
Japan	0.6
Cash and Other Assets, Less Liabilities	2.3

SECTOR ALLOCATION (%)[8]
Financials	26.3
Consumer Staples	19.8
Communication Services	15.2
Consumer Discretionary	9.3
Real Estate	7.4
Information Technology	6.8
Industrials	4.5
Health Care	4.3
Utilities	2.9
Materials	1.3
Cash and Other Assets, Less Liabilities	2.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	44.0
Large Cap ($10B–$25B)	29.0
Mid Cap ($3B–10B)	17.0
Small Cap (under $3B)	7.7
Cash and Other Assets, Less Liabilities	2.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	41

Matthews Pacific Tiger Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.7%

	Shares	Value

CHINA/HONG KONG: 39.5%
Ping An Insurance Group Co. of China, Ltd. H Shares	30,234,000	$363,560,105

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	68,177,514	332,217,077

China Resources Land, Ltd.	74,174,000	326,572,216

Tencent Holdings, Ltd.	7,067,800	319,743,166

AIA Group, Ltd.	27,718,000	299,323,988

Alibaba Group Holding, Ltd. ADR[b]	1,709,800	289,725,610

China Resources Beer Holdings Co., Ltd.	56,607,775	268,933,693

Hong Kong Exchanges & Clearing, Ltd.	6,114,000	216,069,327

Yum China Holdings, Inc.	3,721,510	171,933,762

China Mobile, Ltd. ADR	3,604,226	163,235,396

Dairy Farm International Holdings, Ltd.	22,254,946	159,075,728

Guotai Junan Securities Co., Ltd. H Sharesb,c,d,†	82,304,600	146,600,437

Fuyao Glass Industry Group Co., Ltd. H Sharesc,d,†	42,879,200	133,152,824

Kweichow Moutai Co., Ltd. A Shares	917,973	131,796,532

Sinopharm Group Co., Ltd. H Shares	26,574,800	93,572,345

iQIYI, Inc. ADR[b]	3,754,400	77,528,360

Fuyao Glass Industry Group Co., Ltd. A Shares	17,242,604	57,177,673

Wise Talent Information Technology Co., Ltd.[b,d]	16,143,400	42,777,933

China East Education Holdings, Ltd.[b,c,d]	18,000,000	25,623,104

Hansoh Pharmaceutical Group Co., Ltd.[b,c,d]	6,230,000	16,468,822

Total China/Hong Kong		3,635,088,098

INDIA: 19.0%
Kotak Mahindra Bank, Ltd.	10,967,393	234,691,669

HDFC Bank, Ltd.	6,223,409	220,440,901

Housing Development Finance Corp., Ltd.	6,154,197	195,415,131

Tata Power Co., Ltd.†	180,316,487	180,304,311

Titan Co., Ltd.	9,015,327	174,383,624

ITC, Ltd.	39,202,500	155,453,795

Sun Pharmaceutical Industries, Ltd.	24,286,809	141,153,627

Container Corp. of India, Ltd.	16,080,979	132,755,885

Dabur India, Ltd.	21,117,482	122,528,005

GAIL India, Ltd.	20,024,384	90,474,546

United Spirits, Ltd.[b]	6,778,030	57,437,259

Just Dial, Ltd.b,†	3,307,840	36,462,147

Thermax, Ltd.	312,681	4,793,209

Total India		1,746,294,109

SOUTH KOREA: 10.8%
NAVER Corp.	2,670,205	263,898,727

Samsung Electronics Co., Ltd.	4,755,250	193,635,405

DB Insurance Co., Ltd.†	3,570,463	183,370,247

Cheil Worldwide, Inc.†	5,852,726	149,023,639

Orion Holdings Corp.†	5,656,566	84,072,589

E-Mart, Inc.	377,002	45,699,097

S-1 Corp.	483,483	40,867,744

Amorepacific Corp.	175,449	25,062,891

Green Cross Corp.	95,114	10,026,227

Total South Korea		995,656,566

	Shares	Value

INDONESIA: 7.4%
PT Bank Central Asia	100,580,000	$213,438,421

PT Telekomunikasi Indonesia Persero	589,405,600	172,746,344

PT Indofood CBP Sukses Makmur	181,522,600	130,473,223

PT Surya Citra Media	533,163,200	60,807,753

PT Mitra Keluarga Karyasehat[b,d]	383,065,700	51,371,137

PT Telekomunikasi Indonesia Persero ADR	1,710,640	50,019,114

Total Indonesia		678,855,992

THAILAND: 5.0%
Central Pattana Public Co., Ltd.	94,089,000	230,193,099

The Siam Cement Public Co., Ltd.	7,522,950	115,792,323

Kasikornbank Public Co., Ltd.	18,431,800	113,051,175

Total Thailand		459,036,597

TAIWAN: 4.6%
Delta Electronics, Inc.	33,921,182	172,402,441

President Chain Store Corp.	16,271,608	157,474,027

Synnex Technology International Corp.	72,350,921	90,992,688

Total Taiwan		420,869,156

PHILIPPINES: 2.6%
SM Prime Holdings, Inc.	164,670,771	119,265,680

GT Capital Holdings, Inc.	6,482,364	119,008,394

Total Philippines		238,274,074

SWITZERLAND: 2.6%
DKSH Holding AG†	4,039,869	236,718,475

Total Switzerland		236,718,475

MALAYSIA: 2.1%
Public Bank BHD	19,583,194	109,046,413

IHH Healthcare BHD	47,676,300	66,962,526

IHH Healthcare BHD	11,543,000	16,048,916

Total Malaysia		192,057,855

UNITED STATES: 1.8%
Cognizant Technology Solutions Corp. Class A	2,592,900	164,363,931

Total United States		164,363,931

VIETNAM: 1.7%
Vietnam Dairy Products JSC	28,991,060	153,180,278

Total Vietnam		153,180,278

JAPAN: 0.6%
LINE Corp. ADR[b]	2,094,000	58,925,160

Total Japan		58,925,160

TOTAL INVESTMENTS: 97.7%		8,979,320,291
(Cost $6,298,369,126)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.3%		213,646,393

NET ASSETS: 100.0%		$9,192,966,684

42	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $321,845,187, which is 3.50% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	43

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$10.94	$10.93
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.20%	2.01%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		66
Net Assets		$45.5 million
Weighted Average Market Cap		$12.7 billion
Portfolio Turnover[3]		22.93%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities, of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia ESG Fund returned 9.62% (Investor Class) and 9.74% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 10.83%. For the quarter ending June 30, 2019, the Matthews Asia ESG Fund returned –2.15% (Investor Class) and –2.06% (Institutional Class), while the benchmark returned –0.56%.

Market Environment:

Asia’s capital markets rallied at the start of the year, led by Chinese equities. Volatility flared in May, followed by a rebound for equity prices in June. The dominant factors driving Asia capital markets over the short term were political, stemming from rhetoric around trade relations between the U.S. and China and the resultant uncertainty.

The Thai baht was Asia’s top-performing currency relative to the U.S. dollar (up 6.17%) during the first half, while the Pakistani rupee was the worst (down –13.11%) for the same period. Currencies that appreciated relative to the dollar included the Japanese yen (up 1.83%), the Indonesian rupiah (up 1.79%) and the Indian rupee (up 1.79%). The Chinese renminbi was roughly flat (down –0.04%). Currencies that depreciated included the South Korean won (down –3.36%) and the Taiwan dollar (down –1.04%). Turning to financial markets, China’s equity markets, as represented by the MSCI China Index (up 14.02%), were the top performers in the region for the first half, despite trade tensions. Many other Asian equity markets also enjoyed gains in the period, including Taiwan, South Korea, Malaysia and Thailand.

From a sector perspective, real estate, consumer discretionary, information technology and financials were the top-performing sectors in the benchmark in the first half. In contrast, health care was the only sector with negative benchmark returns for the first half.

Performance Contributors and Detractors:

The Fund underperformed its benchmark during the first half of the year, particularly in the second quarter, which negated the Fund’s outperformance in the first quarter. This underperformance was largely due to the Fund’s higher allocation to small companies relative to the benchmark, and lower allocation to the region’s largest companies relative to the benchmark. During the period, Asian markets experienced a rally, disproportionately benefiting larger companies over smaller companies. The outperformance of larger companies may have been driven in part by flows into index funds. Over a full market cycle, having meaningful exposure to smaller companies can offer attractive opportunities for generating alpha, but this same exposure can cause periods of underperformance over the shorter term.

A contributor to performance during the period was New Oriental Education & Technology Group, a tutoring services company serving students in China. We initiated a position in this company in early 2019 after its stock price was beaten down toward the end of 2018 due to negative sentiment around government regulations for private education services providers and a general market sell-off. We believed the company had the scale and resources to comply with regulations, providing the company with a competitive edge over smaller players in the

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

44	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	Since Inception	Inception Date
Investor Class (MASGX)	-2.15%	9.62%	1.05%	9.80%	4.68%	4/30/15
Institutional Class (MISFX)	-2.06%	9.74%	1.23%	10.07%	4.93%	4/30/15
MSCI AC Asia ex Japan Index[4]	-0.56%	10.83%	-0.18%	11.81%	3.59%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	5.0%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	4.8%
Shriram City Union Finance, Ltd.	Financials	India	3.8%
Bandhan Bank, Ltd.	Financials	India	3.5%
Unicharm Corp.	Consumer Staples	Japan	3.4%
IndusInd Bank, Ltd.	Financials	India	3.0%
Syngene International, Ltd.	Health Care	India	2.5%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	2.5%
MTR Corp., Ltd.	Industrials	China/Hong Kong	2.5%
BRAC Bank, Ltd.	Financials	Bangladesh	2.4%
% OF ASSETS IN TOP TEN			33.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	45

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	30.3
India	18.6
Japan	15.3
Taiwan	8.0
South Korea	7.9
Bangladesh	5.1
Indonesia	5.0
Singapore	3.2
Thailand	2.3
Philippines	2.0
Vietnam	1.2
Pakistan	0.8
Cash and Other Assets, Less Liabilities	0.3

SECTOR ALLOCATION (%)[7]
Financials	19.0
Industrials	17.6
Health Care	16.2
Consumer Discretionary	11.7
Consumer Staples	11.3
Information Technology	9.6
Communication Services	8.6
Real Estate	2.2
Materials	1.9
Utilities	1.6
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	13.5
Large Cap ($10B–$25B)	25.4
Mid Cap ($3B–10B)	19.1
Small Cap (under $3B)	41.8
Cash and Other Assets, Less Liabilities	0.3

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

industry. While New Oriental Education & Technology Group is a large company in the sector, we believe it still has considerable room to grow as its current market share is only a small slice of the overall opportunity set for private tutoring services in China’s largest, most economically developed cities. Less-developed urban centers in China present further growth opportunities. We believe there also is further upside from its online initiatives that work in conjunction with its offline classroom infrastructure.

A detractor during the period was Indian multinational tractor and automotive manufacturer Mahindra & Mahindra. The tractor side of its business has been a strong performer over the past few years, but that cycle has shifted on concerns over potentially lower rural income growth prospects due to an adverse monsoon season in India. Meanwhile, automotive sales in India have generally been weak, creating negative sentiment toward automakers in general. Mahindra & Mahindra’s auto sales have held up better than the large auto market in India, benefiting from the company’s introduction of three new passenger vehicles late in 2018. While the company’s stock price closed the period near an all-time low, we continue to like the company’s long-term prospects and have been opportunistically adding to the position.

Notable Portfolio Changes:

As mentioned in the contributors section, we added a position in New Oriental Education & Technology Group to the portfolio in the second quarter. Offering the potential for attractive growth, the company is a good match for the Fund’s objectives across many criteria. Education is a basic building block for economic progress, as well as an essential element for improving quality of life for Asia’s growing middle class.

Outlook:

Looking ahead, economic signals appear somewhat mixed. On the positive side, interest rates are widely expected to ease or hold steady, while oil prices seem to remain in check. Both conditions are positives for Asia currencies. While trade tensions have temporarily softened, several issues remain unresolved and U.S. President Donald Trump’s negotiation style is unpredictable. Against this backdrop of uncertainty, China’s policymakers have signaled a willingness to take a more proactive stance in using fiscal and monetary policy to support growth. Elsewhere in the region, elections in India and Indonesia resulted in wins for the incumbents, adding a sense of political stability in both countries. With elections concluded, reform cycles in both countries could get a boost.

While sentiment had improved considerably by the end of the volatile first half of 2019, macroeconomic risks remain and trade tensions could resurface. The Fund’s focus on high-quality companies has historically helped the portfolio weather bouts of volatility by providing an element of downside protection during market drops. In addition, our strong focus on investing in cash flow-generative companies also has created a lower volatility approach to growth investing in Asia. We continue to look for companies that can grow profits and cash flows sustainably, while improving economic, social or environmental outcomes across the region.

46	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.9%

	Shares	Value

CHINA/HONG KONG: 30.3%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	462,700	$2,254,656

MTR Corp., Ltd.	165,500	1,114,782

HKBN, Ltd.	571,000	1,029,583

CSPC Pharmaceutical Group, Ltd.	618,000	996,741

China Conch Venture Holdings, Ltd.	282,000	996,364

New Oriental Education & Technology Group, Inc. ADR[b]	10,300	994,774

Wuxi Biologics Cayman, Inc.[b,c,d]	101,500	910,608

Hong Kong Exchanges & Clearing, Ltd.	22,100	781,016

Haier Electronics Group Co., Ltd.	258,000	715,903

Guangdong Investment, Ltd.	312,000	616,887

Ping An Healthcare and Technology Co., Ltd.[b,c,d]	139,800	583,614

Tencent Music Entertainment Group ADR[b]	38,000	569,620

Xinyi Glass Holdings, Ltd.	466,000	489,512

AIA Group, Ltd.	36,800	397,400

Contemporary Amperex Technology Co., Ltd. A Shares[b]	38,300	384,833

Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[c,d]	879,000	267,806

Han’s Laser Technology Industry Group Co., Ltd. A Shares	45,775	229,784

58.com, Inc. ADR[b]	3,500	217,595

Wise Talent Information Technology Co., Ltd.[b,d]	80,800	214,110

Total China/Hong Kong		13,765,588

INDIA: 18.6%
Shriram City Union Finance, Ltd.	74,250	1,742,513

Bandhan Bank, Ltd.[c,d]	205,001	1,599,604

IndusInd Bank, Ltd.	67,634	1,382,025

Syngene International, Ltd.[c,d]	236,604	1,146,094

Mahindra & Mahindra, Ltd.	111,832	1,061,556

TeamLease Services, Ltd.[b]	12,129	517,460

Lupin, Ltd.	46,743	511,090

Ipca Laboratories, Ltd.	16,712	222,204

Wipro, Ltd.	48,684	198,184

Power Grid Corp. of India, Ltd.	30,178	90,471

Total India		8,471,201

JAPAN: 15.3%
Unicharm Corp.	51,900	1,564,710

Tsukui Corp.	194,500	930,067

Sohgo Security Services Co., Ltd.	19,000	878,222

Fuji Seal International, Inc.	27,900	855,189

LITALICO, Inc.[b]	33,300	582,099

UT Group Co., Ltd.	21,600	528,463

Sosei Group Corp.[b]	21,300	470,822

Koa Corp.	35,500	462,002

Bunka Shutter Co., Ltd.	60,000	455,532

Career Co., Ltd.	39,700	219,250

Total Japan		6,946,356

	Shares	Value

TAIWAN: 8.0%
Poya International Co., Ltd.	62,000	$839,148

Sporton International, Inc.	140,903	833,824

Delta Electronics, Inc.	121,000	614,975

Merida Industry Co., Ltd.	76,000	449,172

Zhen Ding Technology Holding, Ltd.	136,000	435,095

Taiwan Semiconductor Manufacturing Co., Ltd.	56,000	428,309

Sitronix Technology Corp.	11,000	46,061

Total Taiwan		3,646,584

BANGLADESH: 5.1%
BRAC Bank, Ltd.[b]	1,361,221	1,070,967

Square Pharmaceuticals, Ltd.	224,957	700,250

GrameenPhone, Ltd.	132,537	570,975

Total Bangladesh		2,342,192

INDONESIA: 5.0%
PT Bank Rakyat Indonesia Persero	3,706,400	1,144,259

PT Jaya Real Property	12,125,100	454,879

PT Arwana Citramulia	10,223,600	362,518

PT BFI Finance Indonesia	7,542,100	320,316

Total Indonesia		2,281,972

SINGAPORE: 3.2%
SATS, Ltd.	164,400	634,311

Raffles Medical Group, Ltd.	553,400	425,515

Delfi, Ltd.	423,000	406,430

Total Singapore		1,466,256

SOUTH KOREA: 3.1%
iMarketKorea, Inc.	58,673	597,936

KT Skylife Co., Ltd.	30,220	276,164

Hanon Systems	21,106	213,250

DGB Financial Group, Inc.	28,334	200,116

Samjin Pharmaceutical Co., Ltd.	5,358	139,449

Total South Korea		1,426,915

THAILAND: 2.3%
Total Access Communication Public Co., Ltd. NVDR	609,300	1,052,644

Total Thailand		1,052,644

PHILIPPINES: 2.0%
Puregold Price Club, Inc.	1,041,230	914,815

Total Philippines		914,815

VIETNAM: 1.2%
Nam Long Investment Corp.	427,423	534,333

Total Vietnam		534,333

PAKISTAN: 0.8%
Abbott Laboratories Pakistan, Ltd.	117,150	348,069

Total Pakistan		348,069

TOTAL COMMON EQUITIES		43,196,925

(Cost $39,987,355)

matthewsasia.com | 800.789.ASIA	47

Matthews Asia ESG Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 4.8%

	Shares	Value

SOUTH KOREA: 4.8%
Samsung SDI Co., Ltd., Pfd.	27,361	$2,164,513

Total South Korea		2,164,513

TOTAL PREFERRED EQUITIES		2,164,513

(Cost $ 1,955,650)

TOTAL INVESTMENTS: 99.7%		45,361,438
(Cost $ 41,943,005)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		133,379

NET ASSETS: 100.0%		$45,494,817

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $4,507,726, which is 9.91% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

48	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$12.29	$12.35
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.66%	1.50%
After Fee Waiver and Reimbursement[2]	1.48%	1.25%
Portfolio Statistics
Total # of Positions		64
Net Assets		$428.5 million
Weighted Average Market Cap		$2.5 billion
Portfolio Turnover[3]		26.09%
Benchmark
MSCI Emerging Markets Asia Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality, of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Emerging Asia Fund returned –1.68% (Investor Class) and –1.52% (Institutional Class), while its benchmark, the MSCI Emerging Markets Asia Index, returned 9.87% over the same period. For the quarter ending June 30, 2019, the Matthews Emerging Asia Fund returned –6.47% (Investor Class) and –6.37% (Institutional Class), while the benchmark returned –1.13%.

Market Environment:

The first six months of 2019 were generally positive for Asian and emerging markets. China’s equity markets (up 13.08%) were the top performers in the region for the first half, despite trade tensions. Many other Asian equity markets also enjoyed gains in the period, including Taiwan, South Korea, Malaysia and Thailand. Pakistan’s equity market was the weakest performer in the region (down –13.82%).

As economic data in the U.S continued to soften, the U.S. Federal Reserve began to use language suggesting the potential for future rate cuts. The prospect of lower U.S. rates has provided support to Asian and emerging market currencies against the U.S. dollar as well as allowed emerging market central banks to ease monetary conditions supporting their economies.

Amid trade tensions in the period between the U.S. and China, many U.S. manufacturers that have traditionally operated in China looked to less-developed parts of Asia for opportunities to relocated operations. Vietnam, in particular, has received increased interest from companies looking to move production over the long term.

Performance Contributors and Detractors:

A significant detractor from performance in the first half of the year were the Fund’s holdings in Pakistan. Pakistan’s equity markets continued to suffer negative sentiment as its economy grappled with a weak currency, higher inflation, weaker growth and higher interest rates. But consumption continues apace in some areas of spending. The IMF also announced a financial-assistance package of US$6 billion to help the country stabilize its economy. Pakistan’s economy has gone through a dark tunnel, but with reforms it could, in our view, emerge stronger and more resilient.

A contributor to performance, meanwhile, was stock selection in Indonesia. Among the Fund’s top-performing securities, three were Indonesian financial companies. Bank Tabungan Pensiunan Nasional Syariah, Bank Mandiri and Adira Dinamika Multi Finance each generated double-digit returns in the first half. Bank Tabungan Pensiunan Nasional Syariah is a sharia commercial bank serving millions of low-income families in Indonesia, growing its revenues as incomes rise. Bank Mandiri is the largest bank in Indonesia, offering diversified lending and financial services. And Adira Dinamika Multi Finance provides consumer financing for motorcycles and cars.

Notable Portfolio Changes:

During the second quarter, we initiated a new position in Commercial Bank of Ceylon, a Sri Lankan bank with operations in Sri Lanka, Bangladesh and Maldives.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	49

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MEASX)	-6.47%	-1.68%	-9.06%	1.13%	3.17%	4.36%	4/30/13
Institutional Class (MIASX)	-6.37%	-1.52%	-8.76%	1.39%	3.42%	4.61%	4/30/13
MSCI Emerging Markets Asia Index[4]	-1.13%	9.87%	-1.95%	11.58%	4.85%	5.42%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	3.3%
Vinh Hoan Corp.	Consumer Staples	Vietnam	3.2%
Saigon Beer Alcohol Beverage Corp.	Consumer Staples	Vietnam	3.2%
Cosco Capital, Inc.	Consumer Staples	Philippines	3.2%
Phu Nhuan Jewelry JSC	Consumer Discretionary	Vietnam	3.0%
PT Bank Mandiri Persero	Financials	Indonesia	3.0%
Square Pharmaceuticals, Ltd.	Health Care	Bangladesh	2.9%
L&T Finance Holdings, Ltd.	Financials	India	2.9%
PT Kino Indonesia	Consumer Staples	Indonesia	2.7%
PT Bank Tabungan Pensiunan Nasional Syariah	Financials	Indonesia	2.7%
% OF ASSETS IN TOP TEN			30.1%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

50	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

We also exited positions in The City Bank, a Bangladeshi private bank; Dinh Vu Port Investment, a Vietnamese port services provider; and Hum Network, a broadcasting company based in Pakistan. We used proceeds from the sales of these securities to rotate capital within the portfolio, selectively adding to companies with the most attractive valuations and long-term growth potential.

Outlook:

Looking ahead, geopolitical risks in the Middle East could lead to higher oil prices should tensions between Iran and the U.S. or U.K. escalate. Higher oil prices would present challenges for many emerging economies that import most of their energy. On a positive note, elections in India and Indonesia resulted in wins for the incumbents, adding a sense of political stability in both countries. With elections concluded, reform cycles in both countries could get a boost. Elsewhere, Vietnam continues to perform well, having a strong domestic economy and strong domestic demand. Also, we are seeing continued foreign direct investment in Vietnam, which could keep its economy in good stead. The Fund remains focused on the least-developed economies in Asia, which we believe have attractive structural growth potential over the long term.

COUNTRY ALLOCATION (%)[6,7]
Vietnam	20.0
Indonesia	19.3
Bangladesh	12.5
Sri Lanka	10.3
Pakistan	10.2
Philippines	9.0
India	8.8
China/Hong Kong	3.5
Australia	0.9
Singapore	0.7
Cash and Other Assets, Less Liabilities	4.8

SECTOR ALLOCATION (%)[7]
Consumer Staples	30.4
Financials	22.4
Consumer Discretionary	19.3
Industrials	7.2
Health Care	5.9
Materials	3.1
Information Technology	3.0
Real Estate	2.7
Energy	1.2
Cash and Other Assets, Less Liabilities	4.8

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	3.0
Large Cap ($10B–$25B)	2.5
Mid Cap ($3B–10B)	11.2
Small Cap (under $3B)	78.5
Cash and Other Assets, Less Liabilities	4.8

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	51

Matthews Emerging Asia Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.2%

	Shares	Value

VIETNAM: 20.0%
Vinh Hoan Corp.	3,648,160	$13,790,939

Saigon Beer Alcohol Beverage Corp.	1,166,670	13,775,662

Phu Nhuan Jewelry JSC	4,127,364	12,952,499

Nam Long Investment Corp.	6,686,161	8,358,556

Taisun International Holding Corp.†	2,127,000	8,296,034

Mobile World Investment Corp.	1,360,605	5,424,478

Military Commercial Joint Stock Bank	5,602,258	5,032,683

Domesco Medical Import Export JSC	1,464,250	4,523,750

Vietnam National Seed Group JSC†	1,126,522	4,248,929

Thien Long Group Corp.	1,717,046	4,127,185

Tien Phong Plastic JSC[b]	1,861,224	2,715,366

Lix Detergent JSC	1,254,405	2,314,500

Total Vietnam		85,560,581

INDONESIA: 19.3%
PT Bank Mandiri Persero	22,312,800	12,668,070

PT Kino Indonesia	57,504,900	11,763,522

PT Bank Tabungan Pensiunan Nasional Syariah[b]	47,530,100	11,606,926

PT Gudang Garam	2,005,200	10,915,333

PT Ramayana Lestari Sentosa	99,165,900	9,897,287

PT Adira Dinamika Multi Finance	12,164,900	8,481,633

PT Hexindo Adiperkasa	22,802,000	4,938,886

PT Mayora Indah	21,437,800	3,764,118

PT BFI Finance Indonesia	73,579,500	3,124,948

PT Catur Sentosa Adiprana	70,131,000	2,915,005

PT Matahari Department Store	10,458,400	2,555,014

Total Indonesia		82,630,742

BANGLADESH: 12.5%
British American Tobacco Bangladesh Co., Ltd.	882,150	14,099,909

Square Pharmaceuticals, Ltd.	4,057,147	12,629,158

Berger Paints Bangladesh, Ltd.	519,834	9,003,906

BRAC Bank, Ltd.[b]	11,427,267	8,990,620

Olympic Industries, Ltd.	1,548,417	4,373,615

Marico Bangladesh, Ltd.	239,603	4,282,096

Total Bangladesh		53,379,304

SRI LANKA: 10.3%
Sampath Bank PLC	13,699,337	10,807,731

John Keells Holdings PLC	13,729,019	10,789,058

Teejay Lanka PLC	29,116,858	5,361,613

Ceylon Cold Stores PLC	1,376,891	4,447,523

LOLC Holdings PLC[b]	7,511,241	3,872,761

Commercial Bank of Ceylon PLC	6,298,901	3,279,804

Expolanka Holdings PLC	94,231,424	3,043,254

Ceylon Tobacco Co. PLC	361,292	2,620,209

Total Sri Lanka		44,221,953

	Shares	Value

PAKISTAN: 10.2%
PAK Suzuki Motor Co., Ltd.†	5,826,000	$8,350,053

Indus Motor Co., Ltd.	1,084,910	8,176,181

Meezan Bank, Ltd.	12,560,697	6,853,148

United Bank, Ltd.	4,824,000	4,450,461

Shifa International Hospitals, Ltd.†	2,783,351	3,829,612

GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.	2,770,557	3,347,214

ICI Pakistan, Ltd.	936,350	3,120,991

Hascol Petroleum, Ltd.	6,977,877	2,997,320

Pakistan Petroleum, Ltd.	1,670,095	1,511,468

Akzo Nobel Pakistan, Ltd.	1,975,300	1,237,113

Total Pakistan		43,873,561

PHILIPPINES: 9.0%
Cosco Capital, Inc.	102,051,200	13,714,257

Universal Robina Corp.	3,030,400	9,819,608

Shakey’s Pizza Asia Ventures, Inc.	22,796,200	6,184,585

Emperador, Inc.[b]	30,712,800	4,579,795

STI Education Systems Holdings, Inc.	296,157,000	4,277,470

Total Philippines		38,575,715

INDIA: 8.8%
L&T Finance Holdings, Ltd.	7,526,004	12,551,341

Vakrangee, Ltd.	15,511,435	7,597,393

Praj Industries, Ltd.	2,525,370	5,144,155

Shriram Transport Finance Co., Ltd.	268,352	4,200,300

PC Jeweller, Ltd.	6,189,535	4,058,681

Caplin Point Laboratories, Ltd.	489,805	3,202,289

Poly Medicure, Ltd.	343,725	952,337

Total India		37,706,496

CHINA/HONG KONG: 3.5%
Luk Fook Holdings International, Ltd.	2,797,000	8,760,465

Tongda Group Holdings, Ltd.	69,640,000	5,342,205

Future Bright Holdings, Ltd.	16,806,000	924,716

Total China/Hong Kong		15,027,386

AUSTRALIA: 0.9%
Oil Search, Ltd.	746,290	3,721,628

Total Australia		3,721,628

SINGAPORE: 0.7%
Yoma Strategic Holdings, Ltd.	10,610,166	3,022,157

Total Singapore		3,022,157

TOTAL INVESTMENTS: 95.2%		407,719,523
(Cost $445,813,418)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.8%		20,767,701

NET ASSETS: 100.0%		$428,487,224

52	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	53

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Sunil Asnani	Tiffany Hsiao, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$13.41	$13.49
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.19%	1.02%
Portfolio Statistics
Total # of Positions		43
Net Assets		$292.3 million
Weighted Average Market Cap		$98.7 billion
Portfolio Turnover[2]		85.73%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Innovators Fund returned 19.09% (Investor Class) and 19.17% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 10.83% over the same period. For the quarter ending June 30, 2019, the Fund returned 1.67% (Investor Class) and 1.81% (Institutional Class), while the benchmark returned –0.56%.

Market Environment:

Asia’s capital markets rallied at the start of the year, led by Chinese equities. Volatility flared in May, followed by a rebound for equity prices in June. The dominant factors driving Asia capital markets over the short term were political, stemming from rhetoric around trade relations between the U.S. and China. Following the recent G-20 Summit, the tone of dialogue surrounding trade issues improved, even though negotiations provided few details and trade issues are likely to linger. Despite recent volatility, China’s domestic markets and the Hong Kong market were among the best-performing markets in Asia.

As economic data in the U.S continued to soften, the U.S. Federal Reserve began to use language suggesting the potential for future rate cuts. The prospect of lower U.S. rates provided support to Asian and emerging market currencies against the U.S. dollar as well as allowed emerging market central banks to ease monetary conditions to support their economies. While China’s policymakers have not yet rolled out significant stimulus, market participants seemed reassured by incremental shifts in policy support for economic growth.

Performance Contributors and Detractors:

The Fund outperformed its benchmark in the first half, as well as in the second quarter. An important contributor to performance was stock selection in China. When the U.S.–China trade negotiations faltered toward the end of 2018, we saw an opportunity to buy quality Chinese growth stocks at lower valuations. We took advantage of market conditions to concentrate our China holdings into fewer positions, while adding to some of our existing, higher-conviction names. This approach yielded strong results in the first half as Chinese equities rallied, outperforming the rest of Asia. A mild detractor from performance during the period, meanwhile, was stock selection in South Korea.

Among individual stocks, a major contributor during the first half was China International Travel Service, an operator of duty-free stores. With a dominant market position in duty-free stores in China, the company has been well-positioned to take advantage of several secular trends, including increased outbound Chinese travel, rising incomes and rising luxury sales. Consumers who used to make duty-free purchases abroad can now make them at home. The company’s focus on China’s domestic consumers provides attractive growth potential and we believe the company has demonstrated strong execution on its marketing plans.

In contrast, South Korean food producer Orion detracted from performance. The company’s stock price declined on slowing domestic sales growth, but we remain constructive on the company’s underlying business model. In addition to selling its products in South Korea, it also sells in Vietnam and Russia, where sales have been stronger. Orion’s product innovation remains sound and we continue to like the company’s long-term prospects, so we will continue to monitor and evaluate the position.

Notable Portfolio Changes:

During the second quarter, we added several new stocks to the portfolio. Among these new positions, Innovent Biologics is one of China’s largest biosimilar companies, with a strong pipeline of new products in development. We believe Innovent

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

54	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	1.67%	19.09%	-4.36%	12.26%	7.34%	12.51%	3.77%		12/27/1999
Institutional Class (MITEX)	1.81%	19.17%	-4.11%	12.49%	7.55%	n.a.	11.38%		4/30/2013
MSCI AC Asia ex Japan Index[3]	-0.56%	10.83%	-0.18%	11.81%	5.14%	8.17%	6.24%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 12/31/99.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	7.2%
HDFC Bank, Ltd.	Financials	India	5.8%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.4%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	4.5%
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd.	Consumer Staples	China/Hong Kong	3.9%
China International Travel Service Corp., Ltd.	Consumer Discretionary	China/Hong Kong	3.7%
Jiangsu Hengrui Medicine Co., Ltd.	Health Care	China/Hong Kong	3.7%
AIA Group, Ltd.	Financials	China/Hong Kong	3.4%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	3.1%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.0%
% OF ASSETS IN TOP TEN			43.7%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	55

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	61.6
India	11.9
South Korea	10.2
Indonesia	5.6
Bangladesh	2.5
Vietnam	2.4
Philippines	1.4
Cash and Other Assets, Less Liabilities	4.4

SECTOR ALLOCATION (%)[7]
Financials	23.8
Consumer Discretionary	19.0
Communication Services	17.1
Health Care	14.6
Consumer Staples	14.0
Information Technology	4.3
Real Estate	2.8
Cash and Other Assets, Less Liabilities	4.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	55.8
Large Cap ($10B–$25B)	10.3
Mid Cap ($3B–10B)	15.3
Small Cap (under $3B)	14.2
Cash and Other Assets, Less Liabilities	4.4

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

is well-positioned to capture market share in oncology treatments. Another new Chinese health care company, drug manufacturer Hansoh Pharmaceutical Group, is a recent IPO in China’s domestic A-share market. Hansoh focused on oncology, as well as other treatments. Turning to South Korea, we added pharmaceutical company Hugel, which continues to innovate, revamping its product line-up and channel strategies. During the second quarter, we exited several positions, including the Mumbai-based Induslnd Bank and Bangkok-based banking group Kasikornbank. In both cases, we were seeking to replace these holdings with higher quality, more innovative companies.

Outlook:

Looking ahead, we expect interest rates to ease or hold steady, while oil prices seem to remain in check. Both conditions are positives for Asia currencies. China’s policymakers also have signaled a willingness to take a more proactive stance in using fiscal and monetary policy to support growth. Elections in India and Indonesia resulted in wins for the incumbents, adding a sense of political stability in both countries. With elections concluded, reform cycles in both countries could get a boost.

Trade tensions between the U.S. and China present both risks and opportunities. While these tensions can disrupt markets over the short term, we believe they strengthen the case for investing in Asia equities over the long term. China is likely to become increasingly self-sufficient as it looks for ways to replace imports impacted by tariffs and is likely to create shifts in the competitive landscape in the process. Investing with a long-term view, we seek to take advantage of short-term market disruptions by buying quality growth companies at attractive valuations.

Innovative companies will continue to find ways to grow and prosper. Asia’s consumers enjoy rising income levels and consistently seek to upgrade their quality of life in areas from health care and education, to technology and consumer staples. The growing purchasing power of the Asian consumer creates attractive opportunities for long-term investors with a sharp focus on innovation.

56	MATTHEWS ASIA FUNDS

Matthews Asia Innovators Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.3%

	Shares	Value

CHINA/HONG KONG: 61.7%
Alibaba Group Holding, Ltd. ADR[b]	124,300	$21,062,635

Tencent Holdings, Ltd.	350,300	15,847,369

Ping An Insurance Group Co. of China, Ltd. H Shares	1,090,000	13,107,115

Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. A Shares	643,650	11,419,573

China International Travel Service Corp., Ltd. A Shares	841,872	10,876,208

Jiangsu Hengrui Medicine Co., Ltd. A Shares	1,118,055	10,760,042

AIA Group, Ltd.	933,800	10,084,015

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	1,877,336	9,147,929

China Resources Land, Ltd.	1,870,000	8,233,209

Wuxi Biologics Cayman, Inc.[b,c,d]	910,000	8,164,069

Momo, Inc. ADR	177,900	6,368,820

Bilibili, Inc. ADR[b]	383,600	6,241,172

Silergy Corp.	307,000	6,018,933

58.com, Inc. ADR[b]	85,000	5,284,450

Meituan Dianping Class Bb,d	567,100	4,981,013

GreenTree Hospitality Group, Ltd. ADR	371,077	4,824,001

Tencent Music Entertainment Group ADR[b]	296,156	4,439,379

Genscript Biotech Corp.[b]	1,510,000	3,788,968

Haidilao International Holding, Ltd.[c,d]	890,000	3,713,926

BeiGene, Ltd. ADR[b]	29,600	3,668,920

Innovent Biologics, Inc.[b,c,d]	1,084,000	3,662,140

Midea Group Co., Ltd. A Shares	407,821	3,089,780

iQIYI, Inc. ADR[b]	123,300	2,546,145

Sun Art Retail Group, Ltd.	1,606,000	1,521,980

Hansoh Pharmaceutical Group Co., Ltd.[b,c,d]	542,000	1,432,761

Total China/Hong Kong		180,284,552

INDIA: 11.9%
HDFC Bank, Ltd.	478,904	16,963,376

Housing Development Finance Corp., Ltd.	215,007	6,827,149

Info Edge India, Ltd.	172,029	5,606,484

Kotak Mahindra Bank, Ltd.	247,560	5,297,546

Total India		34,694,555

SOUTH KOREA: 7.9%
LG Household & Health Care, Ltd.	5,389	6,137,885

Orion Corp.	73,241	5,872,008

Hugel, Inc.[b]	10,869	3,950,842

Yuhan Corp.	17,230	3,650,232

NAVER Corp.	35,741	3,532,315

Total South Korea		23,143,282

INDONESIA: 5.6%
PT Bank Rakyat Indonesia Persero	28,877,400	8,915,178

PT Bank Tabungan Pensiunan Nasional Syariah[b]	19,829,700	4,842,444

PT Mayora Indah	15,221,400	2,672,623

Total Indonesia		16,430,245

	Shares	Value

BANGLADESH: 2.4%
Square Pharmaceuticals, Ltd.	1,161,588	$3,615,811

BRAC Bank, Ltd.[b]	4,508,541	3,547,181

Total Bangladesh		7,162,992

VIETNAM: 2.4%
Mobile World Investment Corp.	983,293	3,920,206

Phu Nhuan Jewelry JSC	960,253	3,013,467

Total Vietnam		6,933,673

PHILIPPINES: 1.4%
Puregold Price Club, Inc.	4,761,770	4,183,646

Total Philippines		4,183,646

TOTAL COMMON EQUITIES		272,832,945

(Cost $226,903,809)

PREFERRED EQUITIES: 2.3%

SOUTH KOREA: 2.3%
Samsung Electronics Co., Ltd., Pfd.	199,826	6,627,102

Total South Korea		6,627,102

TOTAL PREFERRED EQUITIES		6,627,102

(Cost $5,710,033)

TOTAL INVESTMENTS: 95.6%		279,460,047
(Cost $232,613,842)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.4%		12,858,940

NET ASSETS: 100.0%		$292,318,987

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $16,972,896, which is 5.81% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	57

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$17.57	$17.55
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.10%	0.91%
Portfolio Statistics
Total # of Positions		46
Net Assets		$863.5 million
Weighted Average Market Cap		$158.3 billion
Portfolio Turnover[2]		96.98%
Benchmarks
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews China Fund returned 22.27% (Investor Class) and 22.47% (Institutional Class), while its benchmark, the MSCI China Index, returned 13.08% over the same period. For the quarter ending June 30, 2019, the Matthews China Fund returned –1.46% (Investor Class) and –1.40% (Institutional Class), while the benchmark returned –3.92%.

Market Environment:

Chinese equities posted some of the strongest results in Asia in the first six months, even amid rising volatility during the second quarter. Equity prices rallied from January through April, then fell in May as trade-related uncertainty escalated. In June, equities regained a bit of ground as trade conflicts receded. While China’s policymakers have not yet rolled out significant stimulus, market participants seemed reassured by incremental shifts in policy support for economic growth. These efforts include a mild easing in credit policy, accommodative monetary policy and a fiscal policy that includes consumer-friendly tax cuts. Chinese corporate earnings remain relatively robust and valuations continue to be some of the most attractive within emerging markets. While the Chinese economy is slowing slightly, the government’s easing posture could help to mitigate some tail risks in the near term.

Performance Contributors and Detractors:

The Fund outperformed its benchmark in the first half, while also providing some downside protection during the volatile second quarter. From a sector perspective, stock selection in consumer staples, communication services, financials and real estate were all positive contributors to relative and absolute performance in the first half. The Fund’s holdings in the information technology sector were the only relative detractors in the half due to stock selection.

Among individual stocks, a strong contributor was Wuliangye Yibin. As the second-largest liquor company in China, Wuliangye Yibin specializes in manufacturing “baijiu,” a clear liquor made from grain. Demonstrating high return on invested capital, Wuliangye Yibin also enjoys improving earnings and a solid growth outlook. We believe the company has more room for expanding its profit margins relative to its largest peer. Wuliangye Yibin is introducing premium products into its line-up, which works in its favor and creates an opportunity to grow its overall market share. Consumer spending is an important theme for our bottom-up research process and we find Wuliangye Yibin to be a compelling long-term growth opportunity within the consumer staples sector.

Meanwhile, a detractor was Focus Media Information Technology, one of the largest outdoor advertising companies in China. Focus Media’s advertising capabilities include digital screens in the elevators of commercial buildings, as well as traditional billboards and outdoor poster boards. With access to hundreds of thousands of billboards and digital screens, Focus Media can easily deploy large-scale ad campaigns in China. Owing to softness in the general economy, however, advertising spending has slowed, hurting recent earnings and sending the stock price lower during the reporting period. Despite short-term weakness in its stock price, we continue to like the company’s long-term prospects. We believe it enjoys a strong competitive and dominant position and remains well-positioned for future growth.

Notable Portfolio Changes:

During the second quarter, we added two new positions, Luxshare Precision Industry and Lepu Medical Technology Beijing, both representing China’s domestic A-share market. Luxshare Precision Industry is a handset component maker

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

58	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	-1.46%	22.27%	-3.79%	18.21%	8.43%	7.42%	9.68%		2/19/98
Institutional Class (MICFX)	-1.40%	22.47%	-3.55%	18.45%	8.60%	n.a.	3.75%		10/29/10
MSCI China Index[3]	-3.92%	13.08%	-6.55%	14.51%	7.58%	6.39%	4.47%	[4]
MSCI China All Shares Index[3]	-3.76%	17.70%	-2.39%	9.93%	8.00%	5.06%	n.a.	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 2/28/98.

5	Index performance data prior to 11/25/08 is not available.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Alibaba Group Holding, Ltd.	Consumer Discretionary	10.9%
Tencent Holdings, Ltd.	Communication Services	9.5%
Ping An Insurance Group Co. of China, Ltd.	Financials	4.9%
China Construction Bank Corp.	Financials	4.5%
Industrial & Commercial Bank of China, Ltd.	Financials	4.5%
New China Life Insurance Co., Ltd.	Financials	4.1%
Agricultural Bank of China, Ltd.	Financials	3.8%
AIA Group, Ltd.	Financials	3.3%
China Resources Land, Ltd.	Real Estate	2.9%
Wuliangye Yibin Co., Ltd.	Consumer Staples	2.8%
% OF ASSETS IN TOP TEN		51.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	59

COUNTRY ALLOCATION (%)[6]
China/Hong Kong	94.9
Cash and Other Assets, Less Liabilities	5.1

SECTOR ALLOCATION (%)[6]
Financials	30.6
Consumer Discretionary	23.0
Communication Services	14.6
Real Estate	8.0
Consumer Staples	6.6
Information Technology	4.5
Health Care	3.4
Materials	2.4
Energy	0.9
Industrials	0.8
Cash and Other Assets, Less Liabilities	5.1

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	64.0
Large Cap ($10B-$25B)	10.8
Mid Cap ($3B-10B)	17.3
Small Cap (under $3B)	2.8
Cash and Other Assets, Less Liabilities	5.1

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

moving into new business areas by focusing on higher value manufacturing opportunities and diversifying its client base. The company demonstrates strong execution and its addressable market continues to expand. Lepu Medical Technology, a pharmaceutical and medical device company, has expanded its core business from medical stents to include cardiovascular drugs. Earlier this year, Lepu was also first to market with a new product line of biodegradable stents, designed to dissolve after use. The company projects attractive profit growth and is attractively valued. During the quarter, we exited a small position in China Shenhua Energy, as we saw little upside potential in coal prices, which remained the most important earnings catalyst for the company.

Outlook:

We are incrementally more positive in our outlook for China. Following the recent G-20 Summit, the tone of dialogue surrounding trade issues improved. Though negotiations provided few details, they likely represented the best outcome that the market could expect. Mindful of how fluid trade talks tend to be, we believe it is possible the upcoming 2020 U.S. presidential elections could put additional pressure on President Trump to negotiate. Skepticism around trade aside, Chinese corporate earnings continue to be among the strongest in emerging markets, albeit with a moderate slowdown in economic activity in China. Should the Chinese economy slow further, most market watchers expect Chinese policymakers to act swiftly to maintain economic stability.

We continue to find a lot of value in the current market, especially given frequent shifts in sentiment related to daily headlines. Investing with a long-term view, we ignore the noise and focus on the fundamentals that promote growth. We pay particular attention to company earnings, as well as secular trends we see on the ground. Amid the current news cycle, it is easy for investors to lose sight of the transformation that is taking place among China’s enormous middle class. Income growth has expanded rapidly from the eastern seaboard of China to the country’s vast interior. We expect consumers in less-developed urban centers to drive China’s economic growth for many years and look for businesses geared toward those opportunity sets.

60	MATTHEWS ASIA FUNDS

Matthews China Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.9%

	Shares	Value

FINANCIALS: 30.6%
Banks: 12.9%
China Construction Bank Corp. H Shares	45,327,660	$39,072,620

Industrial & Commercial Bank of China, Ltd. H Shares	53,423,000	38,994,591

Agricultural Bank of China, Ltd. H Shares	78,928,000	33,033,536

		111,100,747

Insurance: 12.3%
New China Life Insurance Co., Ltd. H Shares	7,274,600	35,397,289
AIA Group, Ltd.	2,625,200	28,349,280

Ping An Insurance Group Co. of China, Ltd. A Shares	1,933,411	24,991,582

Ping An Insurance Group Co. of China, Ltd. H Shares	1,457,000	17,520,244

		106,258,395

Capital Markets: 5.4%
Hong Kong Exchanges & Clearing, Ltd.	458,100	16,189,296

CITIC Securities Co., Ltd. H Shares	7,671,000	15,998,882

China International Capital Corp., Ltd. H Shares[b,c]	7,311,600	14,758,382

		46,946,560

Total Financials		264,305,702

CONSUMER DISCRETIONARY: 23.0%
Internet & Direct Marketing Retail: 14.0%
Alibaba Group Holding, Ltd. ADR[d]	555,300	94,095,585

Ctrip.com International, Ltd. ADR[d]	386,900	14,280,479

JD.com, Inc. ADR[d]	423,779	12,836,266

		121,212,330

Hotels, Restaurants & Leisure: 3.1%
China International Travel Service Corp., Ltd. A Shares	1,129,178	14,587,936

Galaxy Entertainment Group, Ltd.	1,744,000	11,731,889

		26,319,825

Household Durables: 2.3%
Midea Group Co., Ltd. A Shares	2,606,891	19,750,626

Automobiles: 2.0%
Brilliance China Automotive Holdings, Ltd.	15,866,000	17,546,067

Specialty Retail: 1.6%
Zhongsheng Group Holdings, Ltd.	4,934,000	13,757,201

Total Consumer Discretionary		198,586,049

COMMUNICATION SERVICES: 14.6%
Interactive Media & Services: 13.7%
Tencent Holdings, Ltd.	1,821,300	82,394,554

58.com, Inc. ADR[d]	212,700	13,223,559

Momo, Inc. ADR	242,300	8,674,340

YY, Inc. ADR[d]	119,900	8,355,831

SINA Corp.[d]	142,600	6,150,338

		118,798,622

Entertainment: 0.9%
Tencent Music Entertainment Group ADR[d]	290,700	4,357,593

iQIYI, Inc. ADR[d]	148,600	3,068,590

		7,426,183

Total Communication Services		126,224,805

	Shares	Value

REAL ESTATE: 8.0%
Real Estate Management & Development: 8.0%
China Resources Land, Ltd.	5,768,000	$25,395,267

Times China Holdings, Ltd.	9,295,000	18,609,247

CIFI Holdings Group Co., Ltd.	21,900,000	14,430,633

China Overseas Property Holdings, Ltd.	20,890,000	10,891,232

Total Real Estate		69,326,379

CONSUMER STAPLES: 6.6%
Beverages: 5.0%
Wuliangye Yibin Co., Ltd. A Shares	1,410,347	24,282,783

Kweichow Moutai Co., Ltd. A Shares	132,789	19,064,972

		43,347,755

Food Products: 1.6%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	2,722,997	13,268,687

Total Consumer Staples		56,616,442

INFORMATION TECHNOLOGY: 4.5%
Electronic Equipment, Instruments & Components: 2.8%
Luxshare Precision Industry Co., Ltd. A Shares	2,520,340	9,135,184

AVIC Jonhon OptronicTechnology Co., Ltd. A Shares	1,813,623	8,848,497

Kingboard Holdings, Ltd.	2,409,500	6,710,845

		24,694,526

IT Services: 0.8%
Chinasoft International, Ltd.	14,170,000	6,979,702

Technology Hardware, Storage & Peripherals: 0.7%
Focus Media Information Technology Co., Ltd. A Shares	7,504,767	5,799,184

Semiconductors & Semiconductor Equipment: 0.2%
ASM Pacific Technology, Ltd.	148,100	1,518,381

Total Information Technology		38,991,793

HEALTH CARE: 3.5%
Pharmaceuticals: 1.8%
Sino Biopharmaceutical, Ltd.	14,706,000	15,045,349

Health Care Equipment & Supplies: 1.0%
Lepu Medical Technology Beijing Co., Ltd. A Shares	2,634,606	8,838,487

Health Care Technology: 0.7%
Ping An Healthcare and Technology Co., Ltd.[b,c,d]	1,396,400	5,829,464

Total Health Care		29,713,300

MATERIALS: 2.4%
Construction Materials: 1.7%

Anhui Conch Cement Co., Ltd. A Shares	2,202,329	13,319,104

China Jushi Co., Ltd. A Shares	996,797	1,385,630

		14,704,734

Chemicals: 0.7%
Wanhua Chemical Group Co., Ltd. A Shares	969,634	6,053,111

Total Materials		20,757,845

matthewsasia.com | 800.789.ASIA	61

Matthews China Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value

ENERGY: 0.9%
Oil, Gas & Consumable Fuels: 0.9%
China Petroleum & Chemical Corp. H Shares	11,250,000	$7,663,723

Total Energy		7,663,723

INDUSTRIALS: 0.8%
Professional Services: 0.8%
51job, Inc. ADR[d]	94,400	7,127,200

Total Industrials		7,127,200

TOTAL INVESTMENTS: 94.9%		819,313,238
(Cost $797,202,659)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.1%		44,139,077

NET ASSETS: 100.0%		$863,452,315

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $20,587,846, which is 2.38% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

62	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sunil Asnani
Lead Manager

Sharat Shroff, CFA	Peeyush Mittal
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$26.92	$27.18
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.90%
Portfolio Statistics
Total # of Positions		53
Net Assets		$1.5 billion
Weighted Average Market Cap		$17.3 billion
Portfolio Turnover[2]		20.87%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews India Fund returned 2.28% (Investor Class) and 2.34% (Institutional Class) while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 8.52%. For the quarter ending June 30, the Fund returned –3.06% (Investor Class) and –3.07% (Institutional Class), while its benchmark returned 1.78%.

Market Environment:

India’s equity markets were somewhat more volatile during the second quarter of the year compared to the first quarter. We continued to see investors pull funds out of small- and mid-capitalization stocks in favor of large capitalization stocks.

Earlier in the year, India’s general elections were conducted over seven phases, spanning about six weeks and concluding with the victory of Prime Minister Narendra Modi’s party by a decisive mandate. Stock market reaction after Modi’s party easily secured a majority in the lower house of parliament was relatively muted, suggesting that markets were already discounting Modi’s success.

The Reserve Bank of India (RBI), the country’s central bank, continued with monetary policy easing, cutting repo rates twice during the second quarter amid benign consumer inflation and a softer economic growth rate. The U.S. Federal Reserve indicated a more accommodative monetary policy stance and also allowed the RBI greater freedom to bring down policy rates.

India’s financials sector continued to witness tight liquidity on the back of solvency concerns for some non-banking financial (NBFC) firms. Lack of funding to NBFCs has negatively impacted asset financing across the country. This, in turn, has contributed to slowing GDP growth. Thus far, the central government has been averse to infusing capital in these failing NBFCs, a prudent decision in our view.

Performance Contributors and Detractors:

The Fund’s underperformance during both the second quarter and year-to-date periods could be attributed to a mix of challenges with stock selection and allocation. India’s small- and mid-cap equity markets had underperformed for quite some time and the portfolio’s higher allocation to these segments contributed to the relative underperformance versus the benchmark. Also, our exposure to a few banks with significant exposure to risky assets such as infrastructure leasing and financial services firms was a performance detractor. One such holding was Yes Bank. We had hoped that the bank’s change in management as well as increased scrutiny by the central bank would improve its governance and accounting transparency. However, it had brought forward hitherto undisclosed risk exposure, which led to the stock’s significant underperformance. While we believed the current management had the right intentions, we exited our position as we became more wary of the holding amid its crisis of liquidity and solvency. We also trimmed our exposure to IndusInd Bank, where the problem was less pronounced but our conviction in the management’s ability to deliver secular and profitable growth was shaken.

Another stock-specific challenge to the portfolio during the second quarter came from our position in Blue Dart Express, India’s leading express logistics provider. Blue Dart has not benefited enough from the growth in e-commerce, where it had underinvested in expanding its last-mile reach compared to certain start-up competitors. In recent quarters, the company began to try to rectify the situation by investing more toward this end, and this led to its underperformance. This was driven by a margin contraction, part of which we believe should recover.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	63

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	-3.06%	2.28%	-3.28%	6.61%	8.43%	11.02%	10.68%		10/31/05
Institutional Class (MIDNX)	-3.07%	2.34%	-3.13%	6.81%	8.64%	n.a.	5.53%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	1.78%	8.52%	9.04%	12.87%	7.46%	8.06%	10.44%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 10/31/05.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	6.0%
Suzuki Motor Corp.	Consumer Discretionary	5.9%
Eicher Motors, Ltd.	Consumer Discretionary	5.0%
Kotak Mahindra Bank, Ltd.	Financials	4.5%
VST Industries, Ltd.	Consumer Staples	4.0%
Axis Bank, Ltd.	Financials	3.9%
Cholamandalam Investment and Finance Co., Ltd.	Financials	3.8%
Wipro, Ltd.	Information Technology	3.3%
ITC, Ltd.	Consumer Staples	3.0%
Shriram City Union Finance, Ltd.	Financials	2.9%
% OF ASSETS IN TOP TEN		42.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

64	MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

The Fund’s underperformance in the second quarter was partly mitigated by our avoidance of energy stocks, and stock-specific factors within the communication services and health care sectors. Within communication services, we have avoided stressed media and telecom companies. Instead, we held Info Edge India, a profitable and growing internet company. Within health care, we initiated a new position in Syngene International, a leading clinical contract research organization that has been able to build a track record of quality outsourced custom research within small molecules. While Syngene is not immune to pricing pressures, its business is quite sticky and underpenetrated, leaving enough headroom for profitable growth.

Notable Portfolio Changes:

We exited Yes Bank and Emami during the second quarter. We had long held our position in Emami but had been trimming it over the years due to rich valuations amid deteriorating fundamentals. During the first half of the year, we sold out of the holding completely as we felt that the company’s internal systems and practices were not robust enough to deal with certain external shocks, including India’s demonetization program, the Goods and Services Tax and recent liquidity issues in the financial sector.

In addition to Syngene, we also initiated new positions in certain small-cap financial companies led by strong management in underpenetrated segments, and in Lupin, a transnational pharmaceutical firm. Lupin’s stock price underwent substantial correction due to certain FDA observations in its plants, which also affected its approval for new molecules in the U.S. market. The company has, however, increased its addressable market size within the domestic market using innovation and by building relationships with doctors using practices that are more sustainable and, in our view, it should be able to recover from its earnings slump in the near to medium term.

Outlook:

A primary challenge seems to be growth, not just in India but globally, and it would be simplistic to believe that India would be immune to the global events such as U.S.–China trade conflicts, Fed policy moves and economic slowdown. Given the backdrop, we believe that India’s central bank should continue to relax monetary policy and we expect Modi to continue pushing for reforms and policy stimulus to return the economy to a higher growth trajectory. Some specific initiatives include affordable housing, an “electricity-for-all” campaign and increasing farmer incomes through a multipronged approach of infrastructure spending, direct benefits transfer and farm productivity measures. Despite government efforts, weak monsoons in India can be a spoilsport. Monsoon rainfall across the country currently is far short of long-term averages, and if the trend continues it is likely to have a negative impact on farm productivity. That in turn would lead to a rise in food inflation. At a sector level, we expect the pricing pressures in overseas pharmaceutical companies to moderate. Within financials, we anticipate India’s liquidity woes to settle and find equilibrium as stronger NBFCs, banks and corporations take over, replacing weaker ones.

COUNTRY ALLOCATION (%)[6]
India	91.2
Japan	5.9
United States	2.3
Cash and Other Assets, Less Liabilities	0.5

SECTOR ALLOCATION (%)[6]
Financials	38.3
Consumer Discretionary	13.7
Consumer Staples	12.5
Information Technology	12.2
Health Care	11.1
Industrials	6.6
Materials	3.0
Communication Services	2.0
Cash and Other Assets, Less Liabilities	0.5

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	23.6
Large Cap ($10B–$25B)	12.0
Mid Cap ($3B–10B)	20.5
Small Cap (under $3B)	43.3
Cash and Other Assets, Less Liabilities	0.5

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	65

Matthews India Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.5%

	Shares	Value

FINANCIALS: 38.3%
Banks: 21.8%
HDFC Bank, Ltd.	2,483,613	$87,972,667

Kotak Mahindra Bank, Ltd.	3,092,902	66,185,130

Axis Bank, Ltd.[b]	4,913,532	57,537,242

DCB Bank, Ltd.	11,969,871	41,122,740

IndusInd Bank, Ltd.	1,434,610	29,314,659

Bandhan Bank, Ltd.[c,d]	3,589,314	28,007,097

AU Small Finance Bank, Ltd.[c,d]	1,009,868	10,302,488

		320,442,023

Consumer Finance: 11.5%
Cholamandalam Investment and Finance Co., Ltd.	13,471,420	55,740,211

Shriram City Union Finance, Ltd.	1,827,872	42,896,835

Bajaj Finance, Ltd.	699,054	37,270,216

Sundaram Finance, Ltd.	695,531	16,844,377

CreditAccess Grameen, Ltd.[b]	2,032,000	15,283,440

		168,035,079

Thrifts & Mortgage Finance: 2.7%
Aavas Financiers, Ltd.[b]	1,174,534	25,511,265

Housing Development Finance Corp., Ltd.	463,821	14,727,777

		40,239,042

Capital Markets: 2.3%
CRISIL, Ltd.	1,209,256	26,063,099

Indian Energy Exchange, Ltd.[c,d]	3,497,308	7,304,502

		33,367,601

Total Financials		562,083,745

CONSUMER DISCRETIONARY: 13.7%
Automobiles: 10.9%
Suzuki Motor Corp.	1,839,100	86,522,548

Eicher Motors, Ltd.	266,539	73,865,116

		160,387,664

Household Durables: 2.8%
Symphony, Ltd.	1,821,995	32,548,750

LA Opala RG, Ltd.	2,937,800	8,254,483

		40,803,233

Total Consumer Discretionary		201,190,897

CONSUMER STAPLES: 12.5%
Tobacco: 7.0%
VST Industries, Ltd.†	1,167,175	58,149,139

ITC, Ltd.	11,237,066	44,559,519

		102,708,658

Personal Products: 2.8%
Bajaj Consumer Care, Ltd.	6,084,114	29,073,565

Dabur India, Ltd.	1,186,347	6,883,431

Marico, Ltd.	1,003,404	5,390,634

		41,347,630

	Shares	Value
Food Products: 2.7%
Zydus Wellness, Ltd.	1,734,795	$33,624,660

Nestle India, Ltd.	30,163	5,205,543

		38,830,203

Total Consumer Staples		182,886,491

INFORMATION TECHNOLOGY: 12.2%
IT Services: 11.7%
Wipro, Ltd.	12,047,428	49,042,902

NIIT Technologies, Ltd.	1,831,786	35,694,753

Cognizant Technology Solutions Corp. Class A	535,500	33,945,345

Mphasis, Ltd.	1,464,076	21,305,741

eClerx Services, Ltd.	1,786,518	19,844,449

Larsen & Toubro Infotech, Ltd.[c,d]	302,596	8,021,258

Tata Consultancy Services, Ltd.	137,397	4,433,726

		172,288,174

Software: 0.5%
Tata Elxsi, Ltd.	578,649	7,418,464

Total Information Technology		179,706,638

HEALTH CARE: 11.1%
Pharmaceuticals: 8.8%
Alembic Pharmaceuticals, Ltd.	4,147,557	30,567,387

Caplin Point Laboratories, Ltd.†	3,870,311	25,303,651

Ajanta Pharma, Ltd.	1,804,060	24,976,190

Natco Pharma, Ltd.	2,922,192	22,652,429

Lupin, Ltd.	1,337,380	14,622,977

Eris Lifesciences, Ltd.[b,c,d]	1,585,606	11,713,879

		129,836,513

Life Sciences Tools & Services: 1.6%
Syngene International, Ltd.[c,d]	4,785,970	23,182,911

Health Care Equipment & Supplies: 0.7%
Poly Medicure, Ltd.	3,594,824	9,959,945

Total Health Care		162,979,369

INDUSTRIALS: 6.6%
Machinery: 3.3%
AIA Engineering, Ltd.[b]	992,659	25,787,619

Ashok Leyland, Ltd.	18,445,155	23,305,017

		49,092,636

Airlines: 2.0%
InterGlobe Aviation, Ltd.[c,d]	1,312,651	29,639,562

Air Freight & Logistics: 1.3%
Blue Dart Express, Ltd.	475,939	18,513,546

Total Industrials		97,245,744

MATERIALS: 3.0%
Chemicals: 2.7%
UPL, Ltd.	1,618,842	21,987,307

Castrol India, Ltd.	5,743,813	11,030,517

Pidilite Industries, Ltd.	322,373	5,671,136

Gulf Oil Lubricants India, Ltd.	105,452	1,313,959

		40,002,919

66	MATTHEWS ASIA FUNDS

Matthews India Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Metals & Mining: 0.3%
NMDC, Ltd.	2,713,195	$4,437,718

Total Materials		44,440,637

COMMUNICATION SERVICES: 2.1%
Interactive Media & Services: 2.1%
Info Edge India, Ltd.	923,698	30,103,632

Total Communication Services		30,103,632

TOTAL INVESTMENTS: 99.5%		1,460,637,153
(Cost $1,291,453,321)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		8,058,539

NET ASSETS: 100.0%		$1,468,695,692

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $118,171,697, which is 8.05% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	67

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Shuntaro Takeuchi
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$21.08	$21.12
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.91%	0.85%
Portfolio Statistics
Total # of Positions		53
Net Assets		$2.7 billion
Weighted Average Market Cap		$22.7 billion
Portfolio Turnover[2]		46.11%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Japan Fund returned 13.76% (Investor Class) and 13.73% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 7.97% over the same period. For the quarter ending June 30, 2019, the Fund returned 0.96% (Investor Class) and 0.96% (Institutional Class), while its benchmark returned 1.05%.

Market Environment:

Japanese equities posted solid gains in the first half, even as global markets experienced swings in sentiment. Early this year, the U.S. Federal Reserve’s pause in rate hikes improved investor sentiment and Japan equity valuations came back from their lowest levels since the start of the Abenomics era. In May, however, trade friction between U.S. and China intensified, with tariff hikes and a temporary U.S. ban of Huawei products dampening export companies and the technology sector in particular.

The larger macro environment, meanwhile, continues to slow. Global manufacturing PMI for May came in at 49.8, its lowest level since October 2012. A reading of below 50 indicates a contraction of manufacturing activity. The Bank of Japan’s most recent Tankan Survey (announced July 1) showed further deterioration in the outlook among respondents within the manufacturing sector, reflecting the weakness of exports, especially among semiconductor-related products. Domestic consumption remained sluggish, and we expect this will continue with Japan’s consumption tax increasing in October to 10% from the current 8%.

Performance Contributors and Detractors:

The Fund’s outperformance during the first six months of the year was driven by strong stock selection among smaller and midsize companies, which make up roughly half of the portfolio. While index returns were largely driven by large-cap companies performing better than small caps, we were able to overcome the overall trend with stock selection. From a sector perspective, stock selection in information technology (IT), industrials and health care were positive contributors to performance. Our focus on productivity improvement through software, IT services and automation helped us capture attractive returns within the sector, despite the cyclical downturn in semiconductors and sluggish industrial production. Our holdings in the consumer discretionary sector, meanwhile, detracted from performance.

Turning to individual securities, Net One Systems was a strong contributor in the first half. The company is transforming from a hardware-centric business model to one that is maintenance- and service-oriented, experiencing margin expansion along the way. Telecom and venture capital firm SoftBank also contributed to performance. SoftBank’s share price rose following the announcement of a massive 600 billion yen (US$5.5 billion) stock buyback. The recent IPO of transportation network company Uber in the U.S. and other unicorn companies going public also spurred interest in other pre-IPO companies that SoftBank and its Vision Fund currently hold.

The largest detractor from performance was dollar-shop retailer Seria. Seria has long enjoyed much higher operating margins than its peers. Competition has intensified, however, while the overall retail environment remain sluggish. Home fashion goods retailer Ryohin Keikaku also was a detractor to performance, after the company reported fiscal year earnings below the guidance that was revised down only three months earlier. Although we believe in the long-term brand equity of the firm’s marquee products, we continue to monitor and evaluate its growth prospects and execution abilities.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

68	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	0.96%	13.76%	-9.27%	4.53%	6.77%	9.54%	5.85%		12/31/98
Institutional Class (MIJFX)	0.96%	13.73%	-9.22%	4.61%	6.86%	n.a.	9.21%		10/29/10
MSCI Japan Index[3]	1.05%	7.97%	-3.83%	8.44%	4.82%	6.11%	3.36%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definitions.

4	Calculated from 12/31/98.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tokio Marine Holdings, Inc.	Financials	4.0%
Terumo Corp.	Health Care	3.4%
Nippon Telegraph & Telephone Corp.	Communication Services	3.4%
Kyowa Exeo Corp.	Industrials	3.4%
Keyence Corp.	Information Technology	3.4%
ITOCHU Techno-Solutions Corp.	Information Technology	3.1%
NET One Systems Co., Ltd.	Information Technology	2.9%
Kao Corp.	Consumer Staples	2.7%
SoftBank Group Corp.	Communication Services	2.7%
Nidec Corp.	Industrials	2.6%
% OF ASSETS IN TOP TEN		31.6%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	69

COUNTRY ALLOCATION (%)[6]
Japan	98.9
Cash and Other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)[6]
Industrials	23.8
Information Technology	18.7
Health Care	14.8
Consumer Discretionary	14.3
Consumer Staples	9.1
Communication Services	8.2
Financials	6.3
Real Estate	2.5
Materials	1.1
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	31.5
Large Cap ($10B-$25B)	15.5
Mid Cap ($3B-10B)	26.0
Small Cap (under $3B)	25.9
Cash and Other Assets, Less Liabilities	1.1

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the half, we continued to reduce our exposure to cyclical stocks, taking advantage of the market rally in January. We reallocated the proceeds to higher-quality companies that were sold off toward the end of last year, which were trading at the lower end of their price range despite their ability to grow in a slower macro environment. We also conducted research on high-quality growth companies in cyclical sectors, but we still think it would be premature to build a substantial position in these sectors.

Regarding new positions, we initiated a position in Yahoo Japan. The company in May announced a corporate structure change resulting in Altaba and SoftBank Group selling out and Yahoo Japan coming under the umbrella of SoftBank’s domestic telecom business. The company can now focus on online ads and e-commerce, two bright spots of growth in Japan. We also initiated a position in SBI Holdings, the largest online broker and second-largest among all brokerages in Japan. Unlike its competitors where a majority of assets under management are held by clients in their 60s and 70s, SBI Holding’s core demographics are customers in their 30s and 40s, which is set to grow given that Japan pensions are no longer sufficient to support retirement life. And we initiated a position in Shionogi, a pharmaceutical company focused on small molecule drugs in infectious disease areas. During the quarter, we exited two positions—ORIX and Suzuki Motor—and found more compelling investment themes elsewhere.

Outlook:

While Japanese equities experienced healthy gains in the first quarter, the macro environment remained muted and second-quarter broad market equity returns were mixed. Underlying fundamentals are still on a downward path, and developments surrounding trade frictions remain unpredictable. We do not expect any dramatic outcomes or resolution of current issues. On a positive note, corporate inventory levels have declined quickly in the past six months. Recent earnings results showed an earnings decline in many sectors but absolute profit levels remain higher than during past downturns.

Additionally, given earnings growth no longer drives return-on-equity improvement, share buybacks by Japanese companies are at a record level, with many companies using their cash holdings to bolster equity performance. While valuations have risen a bit, they remain near the low end of their historical range. The MSCI Japan Index’s price-to-book ratio is now 1.20X, up from the lows of a 1.16X level at the end of 2018. While Japanese corporate earnings tend to be procyclical with higher earnings volatility than developed-market peers, we continue to believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle, driven by better corporate governance and a higher focus on capital efficiency.

70	MATTHEWS ASIA FUNDS

Matthews Japan Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.9%

	Shares	Value

INDUSTRIALS: 23.9%
Professional Services: 8.9%
Recruit Holdings Co., Ltd.	1,677,300	$56,159,178

Persol Holdings Co., Ltd.	2,244,200	52,909,484

Nihon M&A Center, Inc.	2,148,800	51,760,257

TechnoPro Holdings, Inc.	928,500	49,564,696

Outsourcing, Inc.	2,255,100	27,512,518

		237,906,133

Building Products: 6.4%
Daikin Industries, Ltd.	498,300	65,246,871

Sanwa Holdings Corp.	5,271,000	56,814,127

Aica Kogyo Co., Ltd.	1,464,900	49,101,807

		171,162,805

Construction & Engineering: 3.4%
Kyowa Exeo Corp.	3,606,600	90,001,037

Electrical Equipment: 2.7%
Nidec Corp.	514,200	70,617,654

Machinery: 2.5%

MISUMI Group, Inc.	1,343,100	33,855,319

SMC Corp.	87,800	32,914,030

		66,769,349

Total Industrials		636,456,978

INFORMATION TECHNOLOGY: 18.7%
IT Services: 8.2%
ITOCHU Techno-Solutions Corp.	3,230,900	83,060,850

NET One Systems Co., Ltd.	2,818,100	77,932,131

Otsuka Corp.	1,416,400	57,119,236

		218,112,217

Electronic Equipment, Instruments & Components: 5.9%
Keyence Corp.	145,000	89,424,762

Shimadzu Corp.	1,482,500	36,496,327

Murata Manufacturing Co., Ltd.	686,700	30,915,736

		156,836,825

Semiconductors & Semiconductor Equipment: 2.4%
Lasertec Corp.	666,200	26,421,381

Rohm Co., Ltd.	340,000	22,907,803

Disco Corp.	86,200	14,224,368

		63,553,552

Software: 2.2%
Infomart Corp.	3,800,700	59,569,180

Total Information Technology		498,071,774

HEALTH CARE: 14.8%
Health Care Equipment & Supplies: 7.7%
Terumo Corp.	3,055,400	91,275,361

Asahi Intecc Co., Ltd.	2,230,400	55,133,519

Nakanishi, Inc.	1,834,800	33,738,602

Sysmex Corp.	372,400	24,362,441

		204,509,923

Health Care Technology: 2.6%
M3, Inc.	3,781,600	69,395,616

	Shares	Value
Pharmaceuticals: 2.5%
Shionogi & Co., Ltd.	725,000	$41,892,561

Eisai Co., Ltd.	458,900	26,008,720

		67,901,281

Biotechnology: 2.0%
PeptiDream, Inc.[b]	1,042,100	53,524,309

Total Health Care		395,331,129

CONSUMER DISCRETIONARY: 14.3%
Auto Components: 3.3%
Nifco, Inc.	2,051,600	50,939,614

Denso Corp.	906,200	38,210,927

		89,150,541

Household Durables: 2.6%
Sony Corp.	1,324,000	69,576,165

Specialty Retail: 2.6%
Nitori Holdings Co., Ltd.	516,500	68,540,713

Distributors: 2.2%
PALTAC Corp.	1,068,200	58,855,191

Multiline Retail: 1.8%
Seria Co., Ltd.	1,504,700	34,804,520

Ryohin Keikaku Co., Ltd.	74,100	13,425,788

		48,230,308

Hotels, Restaurants & Leisure: 1.2%
Kyoritsu Maintenance Co., Ltd.	683,600	32,007,970

Internet & Direct Marketing Retail: 0.6%
Mercari, Inc.[b]	614,600	16,372,210

Total Consumer Discretionary		382,733,098

CONSUMER STAPLES: 9.1%
Personal Products: 4.7%
Kao Corp.	957,100	73,030,914

Kose Corp.	314,600	53,098,800

		126,129,714

Food Products: 1.7%
Ariake Japan Co., Ltd.	740,700	46,866,301

Household Products: 1.7%
Pigeon Corp.	1,107,700	44,668,970

Food & Staples Retailing: 1.0%
San-A Co., Ltd.	658,700	26,355,317

Total Consumer Staples		244,020,302

COMMUNICATION SERVICES: 8.2%
Diversified Telecommunication Services: 3.4%
Nippon Telegraph & Telephone Corp.	1,956,000	91,129,463

Wireless Telecommunication Services: 2.8%
SoftBank Group Corp.	1,513,200	72,883,773

Interactive Media & Services: 1.5%
Yahoo Japan Corp.	13,680,100	40,240,643

matthewsasia.com | 800.789.ASIA	71

Matthews Japan Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Entertainment: 0.5%
Nintendo Co., Ltd.	38,400	$14,088,912

Total Communication Services		218,342,791

FINANCIALS: 6.3%
Insurance: 4.0%
Tokio Marine Holdings, Inc.	2,150,800	107,917,177

Capital Markets: 1.2%
SBI Holdings, Inc.	1,265,000	31,420,369

Banks: 1.1%
Mitsubishi UFJ Financial Group, Inc.	6,194,200	29,502,818

Total Financials		168,840,364

REAL ESTATE: 2.5%
Real Estate Management & Development: 2.5%
Relo Group, Inc.	2,686,500	67,846,196

Total Real Estate		67,846,196

	Shares	Value

MATERIALS: 1.1%
Chemicals: 1.1%
Fuso Chemical Co., Ltd.	1,470,500	$29,303,120

Total Materials		29,303,120

TOTAL INVESTMENTS: 98.9%		2,640,945,752
(Cost $2,393,915,292)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		28,576,964

NET ASSETS: 100.0%		$2,669,522,716

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

See accompanying notes to financial statements.

72	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Elli Lee
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$4.54	$4.58
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.14%	1.02%
Portfolio Statistics
Total # of Positions		38
Net Assets		$150.4 million
Weighted Average Market Cap		$50.1 billion
Portfolio Turnover[2]		35.60%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Korea Fund returned –0.87% (Investor Class) and –0.65% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index, returned 0.69% over the same period. For the quarter ending June 30, 2019, the Matthews Korea Fund returned –2.16% (Investor Class) and –1.93% (Institutional Class), while the benchmark returned –2.24%.

Market Environment:

South Korea’s equity market was mostly flat in the first half and lagged broader emerging markets as fears of a slowdown in global growth and trade conflicts weighed on sentiment. Exports represent a significant part of South Korea’s GDP, making its economy vulnerable to disruptions in export volume. In addition, corporate earnings were weak, causing valuations to appear more expensive than South Korea’s historical average. The Bank of Korea (BOK) is poised to lower rates to support its sluggish economy but most market participants expect a slow and measured response as the BOK seems content to wait out the U.S.–China trade negotiations before taking monetary action.

Performance Contributors and Detractors:

The Fund underperformed its benchmark in the first half, primarily due to our underweight in the information technology (IT) sector relative to the index. IT stocks rebounded and outperformed South Korea’s broader equity market in the first quarter of 2019, dampening our relative performance. Information technology makes up close to a third of the Korea Composite Stock Price Index, representing what we feel is a high level of concentration risk in a single sector for index-based strategies. As active managers, we seek to manage concentration risk by building a diversified portfolio from the bottom up. From a sector perspective, a contributor to performance was strong stock selection among our health care holdings. The health care sector benefits from a drug development pipeline, an aging domestic population and rising demand for lifestyle upgrades.

Turning to individual securities, Samsung Electronics was a contributor to performance in the first half. As one of the world’s largest supplier of memory chips, Samsung’s stock price rose in the first half on market expectations of a rebound in chip demand and prices. LG Household & Heath Care, a South Korean cosmetics and skin care company, also contributed to performance. A rise in the company’s stock price reflected its solid earnings growth and strong brand recognition. Hyundai Mobis, the parts and services arm of Hyundai Motors, also contributed to returns as a result of the company’s restructuring efforts and earnings recovery. Chat platform Kakao performed well after successfully building a strong customer base within the platform for an integrated payments system and gaining market share in digital advertising.

In contrast, South Korean confectionary maker Orion detracted from performance. Following the gradual easing of tensions between South Korea and China around the THAAD missile tests conducted by the U.S. in 2017, some investors hoped that Orion’s sales to Chinese consumers might regain ground. The recovery ended up being slower than expected and the company’s stock price declined. However, we remain constructive on the company’s underlying business with footprints across the region. Household product maker Lock&Lock’s share price was also volatile amid a restructuring process, but we expect the company to expand its addressable market and products and improve business efficiency. Meanwhile, e-commerce company Café24’s stock price suffered on an earnings miss on hiring, but we maintain a positive view as South Korea’s e-commerce market is still growing and Café 24 should benefit from growing demand in the sector.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	73

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	-2.16%	-0.87%	-12.65%	1.36%	2.41%	9.77%	5.53%		01/03/95
Institutional Class (MIKOX)	-1.93%	-0.65%	-12.46%	1.51%	2.59%	n.a.	6.08%		10/29/10
Korea Composite Stock Price Index[3]	-2.24%	0.69%	-10.15%	4.48%	0.32%	6.99%	3.00%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 1/3/95.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	10.6%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	5.0%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	4.9%
Samsung Electronics Co., Ltd.	Information Technology	4.1%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	3.9%
BGF Retail Co., Ltd.	Consumer Staples	3.5%
NAVER Corp.	Communication Services	3.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	3.3%
Shinhan Financial Group Co., Ltd.	Financials	3.3%
Yuhan Corp.	Health Care	2.9%
% OF ASSETS IN TOP TEN		44.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

74	MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the first half, we exited brick-and-mortar retailer E-Mart, which was getting squeezed by online competitors and saw declining same-store sales growth. Losing conviction in the company’s long-term prospects, we decided to exit the position. Meanwhile, we also exited electronics retailer Lotte Hi-Mart.

Outlook:

A high domestic minimum wage and slowing global trade both present near-term challenges for South Korea’s economy. Regionally, trade conflicts between Japan and South Korea have also begun to surface, driven by political concerns on both sides.

On a positive note, South Korea’s high minimum wage and aging population could encourage more businesses to invest in products and services that improve efficiency and productivity over time. It is early days for these efforts, but we are seeing examples of software as a service, a variation of cloud computing, gain traction as a way for companies to get more productivity out of their workforces. We also continue to see signs of improved corporate governance and shareholder-return policies, which is welcome news for long-term investors.

As South Korea’s overall economic picture remains mixed, we believe active security selection is essential to capturing the country’s long-term growth potential. As bottom-up investors, we look for companies that can grow organically without the assistance of strong macroeconomic tailwinds. We continue to look for companies that can benefit from domestic consumption within South Korea, as well as those companies headquartered in South Korea that are effectively competing and innovating in global markets.

COUNTRY ALLOCATION (%)[6]
South Korea	96.3
Cash and Other Assets, Less Liabilities	3.7

SECTOR ALLOCATION (%)[6]
Information Technology	20.7
Financials	18.0
Consumer Staples	16.4
Consumer Discretionary	15.5
Health Care	8.2
Materials	7.8
Communication Services	4.7
Energy	2.7
Industrials	2.2
Cash and Other Assets, Less Liabilities	3.7

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	19.4
Large Cap ($10B–$25B)	33.7
Mid Cap ($3B–10B)	20.0
Small Cap (under $3B)	23.1
Cash and Other Assets, Less Liabilities	3.7

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	75

Matthews Korea Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 66.8%

	Shares	Value

FINANCIALS: 14.1%
Banks: 7.9%
Shinhan Financial Group Co., Ltd.	127,453	$4,957,168

Hana Financial Group, Inc.	120,567	3,907,858

KB Financial Group, Inc.	74,426	2,950,187

		11,815,213

Capital Markets: 4.3%
Kiwoom Securities Co., Ltd.	46,919	3,324,541

Shinyoung Securities Co., Ltd.	61,635	3,216,362

		6,540,903

Insurance: 1.9%
DB Insurance Co., Ltd.	54,341	2,790,821

Total Financials		21,146,937

CONSUMER DISCRETIONARY: 10.8%
Auto Components: 6.8%
Hyundai Mobis Co., Ltd.	35,852	7,314,649

Hankook Tire & Technology Co., Ltd.	94,882	2,884,301

		10,198,950

Specialty Retail: 2.2%
Cuckoo Homesys Co., Ltd.	75,570	3,324,242

Hotels, Restaurants & Leisure: 1.8%
Modetour Network, Inc.	155,140	2,652,724

Total Consumer Discretionary		16,175,916

CONSUMER STAPLES: 10.2%
Food Products: 4.3%
Orion Corp.	52,951	4,245,282

Orion Holdings Corp.	147,529	2,192,699

		6,437,981

Food & Staples Retailing: 3.5%
BGF Retail Co., Ltd.	28,862	5,274,223

Tobacco: 2.4%
KT&G Corp.	41,762	3,563,776

Total Consumer Staples		15,275,980

INFORMATION TECHNOLOGY: 10.1%
Technology Hardware, Storage & Peripherals: 4.1%
Samsung Electronics Co., Ltd.	150,616	6,133,135

Electronic Equipment, Instruments & Components: 2.7%
Samsung SDI Co., Ltd.	19,888	4,080,308

Semiconductors & Semiconductor Equipment: 1.7%
Koh Young Technology, Inc.	35,047	2,526,604

IT Services: 1.6%
Cafe24 Corp.[b]	46,497	2,479,527

Total Information Technology		15,219,574

HEALTH CARE: 8.2%
Pharmaceuticals: 4.5%
Yuhan Corp.	20,558	4,355,280

DongKook Pharmaceutical Co., Ltd.	46,758	2,366,072

		6,721,352

Biotechnology: 2.1%
Hugel, Inc.[b]	8,908	3,238,026

Health Care Equipment & Supplies: 1.6%
Interojo Co., Ltd.	108,571	2,410,739

Total Health Care		12,370,117

	Shares	Value

MATERIALS: 5.1%
Metals & Mining: 3.3%
POSCO	17,598	$3,735,792

Korea Zinc Co., Ltd.	2,950	1,216,727

		4,952,519

Containers & Packaging: 1.8%
Lock&Lock Co., Ltd.	200,431	2,708,669

Total Materials		7,661,188

COMMUNICATION SERVICES: 4.7%
Interactive Media & Services: 4.7%
NAVER Corp.	52,345	5,173,303

Kakao Corp.	16,881	1,924,189

Total Communication Services		7,097,492

INDUSTRIALS: 2.2%
Commercial Services & Supplies: 2.2%
S-1 Corp.	39,273	3,319,659

Total Industrials		3,319,659

ENERGY: 1.4%
Oil, Gas & Consumable Fuels: 1.4%
SK Innovation Co., Ltd.	11,055	1,523,819

S-Oil Corp.	8,335	605,377

Total Energy		2,129,196

TOTAL COMMON EQUITIES		100,396,059

(Cost $100,118,871)

PREFERRED EQUITIES: 29.5%

INFORMATION TECHNOLOGY: 10.6%
Technology Hardware, Storage & Peripherals: 10.6%
Samsung Electronics Co., Ltd., Pfd.	481,814	15,979,054

Total Information Technology		15,979,054

CONSUMER STAPLES: 6.2%
Personal Products: 6.2%
LG Household & Health Care, Ltd., Pfd.	10,684	7,461,946

Amorepacific Corp., Pfd.	25,584	1,913,648

Total Consumer Staples		9,375,594

CONSUMER DISCRETIONARY: 4.7%
Automobiles: 4.7%
Hyundai Motor Co., Ltd., 2nd Pfd.	66,302	4,960,236

Hyundai Motor Co., Ltd., Pfd.	31,477	2,158,004

Total Consumer Discretionary		7,118,240

FINANCIALS: 4.0%
Insurance: 4.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	35,724	5,923,023

Total Financials		5,923,023

MATERIALS: 2.7%
Chemicals: 2.7%
LG Chem, Ltd., Pfd.	23,841	4,042,912

Total Materials		4,042,912

76	MATTHEWS ASIA FUNDS

Matthews Korea Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES (continued)

	Shares	Value

ENERGY: 1.3%
Oil, Gas & Consumable Fuels: 1.3%
S-Oil Corp., Pfd.	37,310	$1,922,683

Total Energy		1,922,683

TOTAL PREFERRED EQUITIES		44,361,506

(Cost $36,523,378)

TOTAL INVESTMENTS: 96.3%		144,757,565
(Cost $136,642,249)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.7%		5,620,429

NET ASSETS: 100.0%		$150,377,994

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	77

PORTFOLIO MANAGERS

Lydia So, CFA
Lead Manager

Beini Zhou, CFA	Tiffany Hsiao, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$17.46	$17.43
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.51%	1.37%
After Fee Waiver and Reimbursement[2]	1.46%	1.25%
Portfolio Statistics
Total # of Positions		70
Net Assets		$191.6 million
Weighted Average Market Cap		$1.4 billion
Portfolio Turnover[3]		69.79%
Benchmark
MSCI AC Asia ex Japan Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews Asia Small Companies Fund returned 12.65% (Investor Class) and 12.74% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned 5.34%. For the quarter ending June 30, the Fund returned 2.89% (Investor Class) and 2.95% (Institutional Class), outperforming its benchmark, which returned –2.94%.

Market Environment:

Asia’s equity markets and investor sentiment were strong during the first four months of 2019 due to optimism over a resolution in trade talks between the U.S. and China. Developments took a negative turn, however, as President Trump threatened to impose certain tariffs on Chinese goods, as well as certain restrictions on the trading of technology products and services. China announced it would increase tariffs on U.S. goods in response. The escalated tensions led to immediate sell-offs in global markets. In addition, investors braced for the possibility that prolonged political and economic conflicts would weaken the global economy. Hopes for interest rate cuts by the U.S. Federal Reserve grew as recent economic data in the U.S. suggested that the economy might have softened, while investors awaited positive news from negotiations between Trump and President Xi during the late June G-20 summit.

Meanwhile, national elections in Indonesia and India concluded during the second quarter of 2019. As anticipated in Indonesia, President Joko Widodo (Jokowi) won by a wide margin. For his second-term agenda, it is expected that he will act rapidly on major policies aimed at improving efficiencies in the economy and conducive to attracting foreign direct investments (FDI). In India, a major overhang on its equity market was removed following its late May election, which saw a victorious ruling National Democratic Alliance (NDA) led by Prime Minister Narendra Modi.

Performance Contributors and Detractors:

During the first six months of 2019, the portfolio’s absolute return was largely driven by both our overweight and stock selection in China/Hong Kong. Favorable stock selection in South Korea, Taiwan and India were also key factors that helped propel solid absolute performance, especially amid the market sell-offs in the second quarter. For the first six months, our China/Hong Kong holdings Yihai International and Times China Holdings were key performance contributors. Yihai, a hotpot soup-based condiment manufacturer, registered a strong run-up thanks to solid earnings momentum. Likewise, real estate developer Times China impressed investors with solid earnings and project pipelines. However, some holdings in Vietnam and Malaysia were performance detractors due to an uncertain outlook that stemmed from negative corporate developments during the first half of 2019. Vietnam’s Yeah 1 Group, a media platform company, experienced operating issues with a subsidiary, which stood to adversely impact the company’s growth momentum. The company’s share price fell sharply and we exited the holding during the first half of the year.

By sector, our overweight and stock selection in health care, industrials and consumer staples were key drivers for our outperformance over the benchmark, while

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

78	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MSMLX)	2.89%	12.65%	-6.71%	6.15%	1.45%	9.06%	9.89%		09/15/08
Institutional Class (MISMX)	2.95%	12.74%	-6.54%	6.37%	1.67%	n.a.	3.20%		04/30/13
MSCI AC Asia ex Japan Small Cap Index[4]	-2.94%	5.34%	-7.69%	4.58%	0.54%	6.08%	6.45%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

5	Calculated from 9/15/08.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Silergy Corp.	Information Technology	China/Hong Kong	3.5%
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.7%
Chief Telecom, Inc.	Communication Services	Taiwan	2.1%
Great Tree Pharmacy Co., Ltd.	Consumer Staples	Taiwan	2.1%
Sunny Friend Environmental Technology Co., Ltd.	Industrials	Taiwan	2.0%
PT Arwana Citramulia	Industrials	Indonesia	1.9%
BBI Life Sciences Corp.	Health Care	China/Hong Kong	1.9%
Taiwan Paiho, Ltd.	Consumer Discretionary	Taiwan	1.9%
Douzone Bizon Co., Ltd.	Information Technology	South Korea	1.8%
DCB Bank, Ltd.	Financials	India	1.8%
% OF ASSETS IN TOP TEN			21.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	79

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	27.6
India	14.7
Taiwan	13.2
South Korea	9.2
Thailand	7.3
Indonesia	5.9
Vietnam	5.9
Malaysia	2.6
Singapore	1.5
Australia	1.2
Philippines	1.1
Japan	1.1
Cash and Other Assets, Less Liabilities	8.7

SECTOR ALLOCATION (%)[8]
Information Technology	17.9
Health Care	13.4
Industrials	12.6
Consumer Discretionary	11.8
Financials	10.0
Consumer Staples	9.9
Materials	5.9
Real Estate	5.1
Communication Services	4.7
Cash and Other Assets, Less Liabilities	8.7

MARKET CAP EXPOSURE (%)[8,9]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	12.7
Small Cap (under $3B)	78.6
Cash and Other Assets, Less Liabilities	8.7

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

9

The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

some holdings in the communication services sector lagged. Our health care holding, Procter & Gamble Health, performed strongly in the first half of the year thanks to stable demand in India for vitamin supplements and over-the-counter medicines. Within the information technology sector, South Korea’s Café24, an e-commerce platform enabler, experienced sharp drops in share price and contractions in valuations multiples. While the domestic business was growing well, investors were wary of its investment in overseas expansion plans that have eroded earnings in the short to medium term.

Notable Portfolio Changes:

During the second quarter, we initiated a few positions in China A-share holdings. One new such addition was application software firm Glodon, which focuses on construction engineering and project cost management verticals. We believe there will be a growing need for digitalization in China’s construction industry and are favorably disposed toward Glodon’s early mover advantage and willingness to make investments in cloud services. We also initiated a position in Innovent Biologics, a China-based biopharmaceutical company, during the market sell-off. Valuations became attractive while company fundamentals remained solid. We are constructive on the company’s long-term prospects, namely its drug pipeline and commercialization plans. We did, however, exit China Yuhua Education due to growing uncertainty over the company’s capital allocation decisions and acquisition strategy. In India, we exited auto parts maker Gabriel India due to lack of growth visibility as the end demand in the automobile market continued to soften. With the proceeds we selectively added to existing Indian holdings when we saw share price weakness to build up our positions.

In Indonesia, we initiated a position in Sarimelati Kencana, a master franchisee of Pizza Hut in Indonesia. While the company has been publicly listed for just over a year, it actually has been operating for decades. We like the company because it enjoys strong brand recognition and an ability to expand its store network methodically. We believe that the company is well-positioned to capture the demand of the country’s young demographic.

Outlook:

With major elections having concluded without surprising outcomes in Thailand, Indonesia, the Philippines and India, investors now seem likely to focus on corporate earnings and economic fundamentals. Trade tensions between the U.S. and China may continue to cause market volatility, but we believe that many domestically oriented businesses in Asia could present opportunities for long-term investors as their revenue streams are tied to structural growth in domestic demand propelled by digitization and connectivity. With this backdrop, we have built a portfolio of holdings that possess strong market positioning and sound financial health. We believe that they are well-positioned to grow with a niche focus. We are hopeful that there will be plenty of attractive investment opportunities for us to uncover as market expectations are not currently elevated.

Looking ahead, the trajectory of U.S.–China relations remains unpredictable as the two countries work through conflicts. We are mindful of challenges, such as the impact on consumer sentiment and corporate spending cycles. We remain constructive, however, on China’s solid prospects for transitioning its economy to one that is more service-oriented. We believe this will help mitigate external shocks. China continues to strengthen due to innovation occurring in its health care and technology sectors, as well as the expansion of its digital economy. In spite of an uncertain geopolitical backdrop, we continue to focus on selecting companies that possess the attributes that can lead them to grow and compound in size over the long term.

80	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 91.3%

	Shares	Value

CHINA/HONG KONG: 27.7%
Silergy Corp.	341,000	$6,685,525

Vitasoy International Holdings, Ltd.	1,084,000	5,212,928

BBI Life Sciences Corp.[b]	13,101,000	3,656,077

Huifu Payment, Ltd.[b,c,d]	5,615,200	3,077,903

Yihai International Holding, Ltd.	591,000	3,066,036

Kingdee International Software Group Co., Ltd.	2,396,000	2,595,552

Times China Holdings, Ltd.	1,277,000	2,556,644

Precision Tsugami China Corp., Ltd.[b]	2,368,000	2,535,005

Genscript Biotech Corp.[d]	1,008,000	2,529,324

SUNeVision Holdings, Ltd.	2,752,000	2,397,750

SITC International Holdings Co., Ltd.	2,187,000	2,233,189

Glodon Co., Ltd. A Shares	434,100	2,082,632

China Isotope & Radiation Corp.	881,200	2,079,575

Microport Scientific Corp.	2,728,000	2,028,119

Midea Real Estate Holding, Ltd.[b,c]	789,800	2,018,757

Shanghai Haohai Biological Technology Co., Ltd. H Shares[b,c]	361,100	1,968,231

Innovent Biologics, Inc.[b,c,d]	524,000	1,770,260

Qutoutiao, Inc. ADR[d]	405,900	1,599,246

China Beststudy Education Group[b,d]	3,892,000	1,215,674

Centre Testing International Group Co., Ltd. A Shares	563,470	887,340

Joyoung Co., Ltd. A Shares	262,602	797,123

Total China/Hong Kong		52,992,890

INDIA: 14.7%
DCB Bank, Ltd.	1,010,775	3,472,538

Procter & Gamble Health, Ltd.	52,990	3,157,202

Galaxy Surfactants, Ltd.[b]	174,051	3,120,127

Syngene International, Ltd.[b,c]	643,288	3,116,043

NIIT Technologies, Ltd.	138,666	2,702,089

Cholamandalam Investment and Finance Co., Ltd.	623,643	2,580,425

AIA Engineering, Ltd.[d]	78,841	2,048,157

ICICI Securities, Ltd.[b,c]	635,977	2,027,406

Zydus Wellness, Ltd.	67,887	1,315,820

M.M. Forgings, Ltd.	168,660	1,202,507

Shankara Building Products, Ltd.	173,576	1,107,562

Tube Investments of India, Ltd.	183,110	1,018,662

Spencer’s Retail, Ltd.[d]	608,513	928,715

Greaves Cotton, Ltd.	189,266	398,171

Total India		28,195,424

TAIWAN: 13.2%
Chief Telecom, Inc.	612,000	3,998,606

Great Tree Pharmacy Co., Ltd.	1,493,414	3,971,918

Sunny Friend Environmental Technology Co., Ltd.	431,000	3,838,653

Taiwan Paiho, Ltd.	1,261,000	3,652,597

Global PMX Co., Ltd.	697,000	2,802,419

Advanced Ceramic X Corp.	335,000	2,605,609

Alchip Technologies, Ltd.	753,000	2,256,299

Kuobrothers Corp.†	1,321,000	2,232,892

Total Taiwan		25,358,993

	Shares	Value

SOUTH KOREA: 9.2%
Douzone Bizon Co., Ltd.	65,394	$3,532,351

Value Added Technology Co., Ltd.	110,822	2,723,108

Yuhan Corp.	12,367	2,619,990

Tongyang Pile, Inc.[d]	454,508	2,348,772

Cafe24 Corp.[d]	32,517	1,734,021

Hy-Lok Corp.	116,533	1,725,817

Cosmecca Korea Co., Ltd.	91,586	1,634,322

Koentec Co., Ltd.	132,128	1,346,444

Total South Korea		17,664,825

THAILAND: 7.3%
Plan B Media Public Co., Ltd. F Shares	13,316,600	3,389,178

Rich Sport Public Co., Ltd.	26,802,600	3,204,023

Humanica Public Co., Ltd.	11,168,100	2,878,176

TOA Paint Thailand Public Co., Ltd.	2,066,700	2,459,189

AP Thailand Public Co., Ltd.	8,296,000	2,123,402

Total Thailand		14,053,968

VIETNAM: 5.9%
Saigon Cargo Service Corp.	482,000	3,327,418

Nam Long Investment Corp.	2,402,294	3,003,175

FPT Digital Retail JSC	968,070	2,658,506

Ho Chi Minh City Securities Corp.	2,234,190	2,244,490

Total Vietnam		11,233,589

INDONESIA: 5.8%
PT Arwana Citramulia	103,521,400	3,670,765

PT BFI Finance Indonesia	70,458,800	2,992,410

PT Bank Tabungan Pensiunan Nasional Syariah[d]	11,081,900	2,706,218

PT Sarimelati Kencana[b]	24,072,700	1,857,317

Total Indonesia		11,226,710

MALAYSIA: 2.6%
Bursa Malaysia BHD	1,904,500	3,226,625

D&O Green Technologies BHD	14,023,700	1,763,956

Total Malaysia		4,990,581

SINGAPORE: 1.5%
Delfi, Ltd.	3,032,700	2,913,902

Total Singapore		2,913,902

AUSTRALIA: 1.2%
OZ Minerals, Ltd.	315,770	2,235,200

Total Australia		2,235,200

PHILIPPINES: 1.1%
Wilcon Depot, Inc.	6,312,200	2,069,776

Total Philippines		2,069,776

matthewsasia.com | 800.789.ASIA	81

Matthews Asia Small Companies Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

	Shares	Value

JAPAN: 1.1%
CKD Corp.	200,900	$2,048,648

Total Japan		2,048,648

TOTAL INVESTMENTS: 91.3%		174,984,506

(Cost $176,612,954)

CASH AND OTHER ASSETS, LESS LIABILITIES: 8.7%		16,569,559

NET ASSETS: 100.0%		$191,554,065

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $13,978,600, which is 7.30% of net assets.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

82	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Tiffany Hsiao, CFA
Lead Manager

Lydia So, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$11.37	$11.40
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.97%	1.79%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		48
Net Assets		$73.0 million
Weighted Average Market Cap		$2.1 billion
Portfolio Turnover[3]		76.67%
Benchmark
MSCI China Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2019, the Matthews China Small Companies Fund returned 18.69% (Investor Class) and 18.87% (Institutional Class), outperforming its benchmark, the MSCI China Small Cap Index, which returned 7.99% over the same period. For the quarter ending June 30, the Fund was mostly flat at 0.80% (Investor Class) and 0.89% (Institutional Class), while its benchmark fell –6.09%.

Market Environment:

Global markets were heavily influenced by geopolitics in the second quarter of 2019 following a first-quarter recovery. In May, U.S. President Donald Trump’s decision to implement additional tariffs on Chinese imports surprised many market participants. All major indices in Hong Kong and China retreated from the first quarter’s strong gains, which had been driven in part by a recovery in investor sentiment over macroeconomic data and also market optimism that incremental fiscal and monetary stimulus policies would further lift consumer sentiment. Such optimistic assumptions were quickly reversed by trade fears in the second quarter. Longer term, we still expect structural growth in China’s economy—particularly among companies that benefit from an increase in domestic sourcing of key value-added components as the trade conflict may escalate.

From both a top-down and bottom-up perspective, we continue to anticipate long-term sustainable growth in the Chinese economy and in corporate earnings. The market’s concerns over escalating trade tensions should, in our view, have little impact on China’s smaller companies given their domestic focus and lower dependence on financial leverage.

Performance Contributors and Detractors:

During the second quarter of 2019, strong stock selection in the information technology and consumer staples sectors contributed most to the Fund’s outperformance versus the benchmark. The biggest drag on performance came from the health care sector due to poor stock selection.

Top contributors to Fund performance during the quarter included Yihai International Holding and Asia Cement China Holdings. Yihai International Holding manufactures and sells a leading hot pot soup base and condiment brand for both restaurants and consumers. We believe the company has strong growth visibility given the popularity of its restaurant chain and its rapidly growing new business in restaurant supplies. Asia Cement China Holdings is a subsidiary of Taiwan’s Asia Cement Corporation and a top producer of cement, concrete and other related products in China’s Jiangxi, Hubei and Sichuan provinces. The cement industry continues to benefit from supply-side reform due to higher environmental considerations in China. The cement business is also relatively insulated from trade conflicts given the difficulty in profitably transporting such materials over long distances.

TK Group Holdings, a plastics and mold manufacturer, was a top detractor to Fund performance during both the first half of the year and in the second quarter. TK Group shares underperformed the market in the first half because the company generates a significant portion of revenues from U.S.-based technology companies. We believe the mid- to long-term position of the company remains sound, however, as it

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2020 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2018 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	83

PERFORMANCE AS OF JUNE 30, 2019
			Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception		Inception date
Investor Class (MCSMX)	0.80%	18.69%	-10.36%	15.99%	8.51%	4.99%		05/31/11
Institutional Class (MICHX)	0.89%	18.87%	-10.08%	n.a.	n.a.	2.62%		11/30/17
MSCI China Small Cap Index[4]	-6.09%	7.99%	-13.89%	4.47%	1.00%	-0.04%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

5	Calculated from 5/31/11

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Silergy Corp.	Information Technology	8.2%
SITC International Holdings Co., Ltd.	Industrials	5.2%
Sunny Friend Environmental Technology Co., Ltd.	Industrials	5.1%
Asia Cement China Holdings Corp.	Materials	3.9%
Joy City Property, Ltd.	Real Estate	3.5%
Yihai International Holding, Ltd.	Consumer Staples	3.5%
SUNeVision Holdings, Ltd.	Information Technology	3.0%
Greentown Service Group Co., Ltd.	Industrials	3.0%
China Overseas Property Holdings, Ltd.	Real Estate	2.8%
China Meidong Auto Holdings, Ltd.	Consumer Discretionary	2.6%
% OF ASSETS IN TOP TEN		40.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

84	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

is included among new supply-chain planning outside of China. Ultimately, TK Group’s customers appear to care more about quality than additional costs due to the significant yield rate differences between good and bad producers.

Notable Portfolio Changes:

During the quarter, we initiated a position in Centre Testing International Group after tracking its operational turnaround for several years. Among non-state-owned enterprises in China, the company is the leading testing and inspections provider for environmental firms, food, consumer and industrial products and electronic materials. Due to changes in management that have driven higher returns on investment for existing assets, we expect strong free cash flow generation on top of rising structural demand to benefit shareholders.

We exited our position in Shanghai Putailai New Energy Technology during the quarter as we expect China’s electric vehicle material and equipment suppliers to have limited demand and pricing visibility after multiple rounds of subsidy cuts. In addition, a newly announced stimulus measure that will instead benefit internal combustion engine cars is likely to hurt electric vehicle demand.

Outlook:

We remain optimistic about China’s small-cap market amid heightened market volatility as we focus rigorously on the sound fundamentals of our portfolio companies. From a macroeconomic perspective, we believe China can stabilize its economy through fiscal spending, tax reform, interest rate adjustments and currency management. In addition, we believe that steps to correct China’s structural issues are on the right track, despite the near-term pains of a deleveraging economy. We are focused on finding innovative and capital-efficient small companies that are relatively insulated from macroeconomic uncertainties. We will continue to seek companies with sustainable, quality earnings streams, strong cash flows and good balance sheets that can weather uncertain economic conditions. We believe sectors such as industrial automation, health care and technology are among the most attractive from a secular growth perspective.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	86.4
Taiwan	6.2
Japan	2.4
Cash and Other Assets, Less Liabilities	5.0

SECTOR ALLOCATION (%)[7]
Information Technology	22.1
Industrials	18.6
Health Care	14.1
Consumer Discretionary	12.1
Real Estate	9.4
Consumer Staples	7.5
Materials	7.2
Energy	4.1
Cash and Other Assets, Less Liabilities	5.0

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B-$25B)	0.0
Mid Cap ($3B-10B)	17.7
Small Cap (under $3B)	77.4
Cash and Other Assets, Less Liabilities	5.0

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8

The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

matthewsasia.com | 800.789.ASIA	85

Matthews China Small Companies Fund

June 30, 2019

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.0%

	Shares	Value

INFORMATION TECHNOLOGY: 22.1%
Semiconductors & Semiconductor Equipment: 11.3%
Silergy Corp.	307,000	$6,018,933

Hua Hong Semiconductor, Ltd.[b,c]	708,000	1,372,992

Alchip Technologies, Ltd.	285,000	853,978

		8,245,903

IT Services: 4.4%
SUNeVision Holdings, Ltd.	2,505,000	2,182,545

GDS Holdings, Ltd. ADR[d]	26,800	1,006,876

		3,189,421

Software: 3.8%
Kingdee International Software Group Co., Ltd.	1,326,000	1,436,436

Glodon Co., Ltd. A Shares	144,600	693,731

Sangfor Technologies, Inc. A Shares	52,406	667,708

		2,797,875

Electronic Equipment, Instruments & Components: 2.6%
China Youzan, Ltd.[d]	30,672,000	1,884,763

China High Precision Automation Group, Ltd.[d,e]	195,000	249

		1,885,012

Total Information Technology		16,118,211

INDUSTRIALS: 18.5%
Commercial Services & Supplies: 8.0%
Sunny Friend Environmental Technology Co., Ltd.	415,000	3,696,151

Greentown Service Group Co., Ltd.[c]	2,680,000	2,165,600

		5,861,751

Marine: 5.2%
SITC International Holdings Co., Ltd.	3,702,000	3,780,185

Machinery: 3.1%
TK Group Holdings, Ltd.	2,670,000	1,317,825

Precision Tsugami China Corp., Ltd.[c]	877,000	938,851

		2,256,676

Professional Services: 2.2%
Centre Testing International Group Co., Ltd. A Shares	1,048,912	1,651,804

Total Industrials		13,550,416

HEALTH CARE: 14.1%
Biotechnology: 7.5%
Innovent Biologics, Inc.[b,c,d]	414,000	1,398,640

Shanghai Haohai Biological Technology Co., Ltd. H Shares[b,c]	235,500	1,283,629

Zai Lab, Ltd. ADR[d]	33,600	1,171,632

CStone Pharmaceuticals[b,c,d]	597,000	880,402

Amoy Diagnostics Co., Ltd. A Shares	99,960	763,201

		5,497,504

Life Sciences Tools & Services: 2.3%
Genscript Biotech Corp.[d]	416,000	1,043,848

BBI Life Sciences Corp.[c]	2,253,000	628,742

		1,672,590

Health Care Equipment & Supplies: 2.1%
China Isotope & Radiation Corp.	351,400	829,281

Microport Scientific Corp.	990,000	736,011

		1,565,292

Health Care Providers & Services: 1.3%
C-MER Eye Care Holdings, Ltd.[c]	1,634,000	913,583

Pharmaceuticals: 0.9%
CanSino Biologics, Inc. H Shares[b,c,d]	151,200	644,541

Total Health Care		10,293,510

	Shares	Value

CONSUMER DISCRETIONARY: 12.1%
Specialty Retail: 2.6%
China Meidong Auto Holdings, Ltd.	2,752,000	$1,916,469

Leisure Products: 2.4%
Honma Golf, Ltd.[b,c]	2,016,500	1,750,179

Textiles, Apparel & Luxury Goods: 2.1%
Pacific Textiles Holdings, Ltd.	1,248,000	988,092

Chow Sang Sang Holdings International, Ltd.	377,000	555,949

		1,544,041

Internet & Direct Marketing Retail: 1.8%
Baozun, Inc. ADR[d]	26,600	1,326,276

Diversified Consumer Services: 1.6%
China Yuhua Education Corp., Ltd.[b,c]	2,006,000	875,217

China Beststudy Education Group[c,d]	916,000	286,114

		1,161,331

Hotels, Restaurants & Leisure: 1.6%
Huangshan Tourism Development Co., Ltd. B Shares	900,596	953,193

Future Bright Holdings, Ltd.	3,000,000	165,069

		1,118,262

Total Consumer Discretionary		8,816,558

REAL ESTATE: 9.4%
Real Estate Management & Development: 9.4%
Joy City Property, Ltd.	20,578,000	2,581,158

China Overseas Property Holdings, Ltd.	3,895,000	2,030,701

Times China Holdings, Ltd.	733,000	1,467,518

Midea Real Estate Holding, Ltd.[b,c]	308,400	788,282

Total Real Estate		6,867,659

CONSUMER STAPLES: 7.5%
Food Products: 6.0%
Yihai International Holding, Ltd.	488,000	2,531,685

Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. A Shares	298,024	1,859,685

		4,391,370

Food & Staples Retailing: 1.5%
Yixintang Pharmaceutical Group Co., Ltd. A Shares	254,626	1,058,846

Total Consumer Staples		5,450,216

MATERIALS: 7.2%
Construction Materials: 3.9%
Asia Cement China Holdings Corp.	1,775,000	2,845,932

Chemicals: 1.8%
China BlueChemical, Ltd. H Shares	4,890,000	1,333,945

Containers & Packaging: 1.5%
CPMC Holdings, Ltd.	2,791,000	1,084,970

Total Materials		5,264,847

86	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

June 30, 2019

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value

ENERGY: 4.1%
Oil, Gas & Consumable Fuels: 4.1%
China Aviation Oil Singapore Corp., Ltd.	1,637,100	$1,598,808
Sinopec Kantons Holdings, Ltd.	3,394,000	1,419,226

Total Energy		3,018,034

TOTAL INVESTMENTS: 95.0%		69,379,451
(Cost $68,385,492)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.0%		3,613,686

NET ASSETS: 100.0%		$72,993,137

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2019, the aggregate value is $8,993,881, which is 12.32% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	87

Index Definitions

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local currency denominated, high quality and liquid bonds in Asia ex Japan. The ALBI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market capitalization-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea and Thailand.

The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization-weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization-weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization-weighted index of the stock markets of China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Taiwan and Thailand.

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float-adjusted market capitalization-weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization-weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

88	MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2019. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

matthewsasia.com | 800.789.ASIA	89

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

90	MATTHEWS ASIA FUNDS

June 30, 2019

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/19– 6/30/19[2]	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/19– 6/30/19[2]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,083.90	1.15%	$5.94	$1,000.00	$1,086.30	0.90%	$4.66
Hypothetical 5% Returns	$1,000.00	$1,030.50	1.15%	$5.79	$1,000.00	$1,029.26	0.90%	$4.53
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$1,093.90	1.15%	$5.97	$1,000.00	$1,096.30	0.90%	$4.68
Hypothetical 5% Returns	$1,000.00	$1,030.50	1.15%	$5.79	$1,000.00	$1,029.26	0.90%	$4.53

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,129.20	1.10%	$5.81	$1,000.00	$1,130.20	0.96%	$5.07
Hypothetical 5% Returns	$1,000.00	$1,030.25	1.10%	$5.54	$1,000.00	$1,029.56	0.96%	$4.83
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,058.20	1.02%	$5.21	$1,000.00	$1,058.80	0.92%	$4.70
Hypothetical 5% Returns	$1,000.00	$1,029.85	1.02%	$5.13	$1,000.00	$1,029.36	0.92%	$4.63
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,155.10	1.12%	$5.98	$1,000.00	$1,155.80	1.00%	$5.35
Hypothetical 5% Returns	$1,000.00	$1,030.35	1.12%	$5.64	$1,000.00	$1,029.75	1.00%	$5.03

ASIA VALUE STRATEGY
Matthews Asia Value Fund
Actual Fund Return	$1,000.00	$1,070.00	1.50%	$7.70	$1,000.00	$1,071.40	1.25%	$6.42
Hypothetical 5% Returns	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29

ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,157.80	1.09%	$5.83	$1,000.00	$1,158.90	0.93%	$4.98
Hypothetical 5% Returns	$1,000.00	$1,030.20	1.09%	$5.49	$1,000.00	$1,029.41	0.93%	$4.68
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,076.30	1.05%	$5.41	$1,000.00	$1,077.20	0.90%	$4.64
Hypothetical 5% Returns	$1,000.00	$1,030.00	1.05%	$5.28	$1,000.00	$1,029.26	0.90%	$4.53
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,096.20	1.50%	$7.80	$1,000.00	$1,097.40	1.25%	$6.50
Hypothetical 5% Returns	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$983.20	1.50%	$7.38	$1,000.00	$984.80	1.25%	$6.15
Hypothetical 5% Returns	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,190.90	1.20%	$6.52	$1,000.00	$1,191.70	1.05%	$5.71
Hypothetical 5% Returns	$1,000.00	$1,030.75	1.20%	$6.04	$1,000.00	$1,030.00	1.05%	$5.28
Matthews China Fund
Actual Fund Return	$1,000.00	$1,222.70	1.10%	$6.06	$1,000.00	$1,224.70	0.92%	$5.07
Hypothetical 5% Returns	$1,000.00	$1,030.25	1.10%	$5.54	$1,000.00	$1,029.36	0.92%	$4.63
Matthews India Fund
Actual Fund Return	$1,000.00	$1,022.80	1.11%	$5.57	$1,000.00	$1,023.40	0.93%	$4.67
Hypothetical 5% Returns	$1,000.00	$1,030.30	1.11%	$5.59	$1,000.00	$1,029.41	0.93%	$4.68
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,137.60	0.93%	$4.93	$1,000.00	$1,137.30	0.87%	$4.61
Hypothetical 5% Returns	$1,000.00	$1,029.41	0.93%	$4.68	$1,000.00	$1,029.11	0.87%	$4.38
Matthews Korea Fund
Actual Fund Return	$1,000.00	$991.30	1.18%	$5.83	$1,000.00	$993.50	1.06%	$5.24
Hypothetical 5% Returns	$1,000.00	$1,030.65	1.18%	$5.94	$1,000.00	$1,030.05	1.06%	$5.34

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

matthewsasia.com | 800.789.ASIA	91

June 30, 2019

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/19– 6/30/19[2]	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/19– 6/30/19[2]
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,126.50	1.50%	$7.91	$1,000.00	$1,127.40	1.25%	$6.59
Hypothetical 5% Returns	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,186.90	1.50%	$8.13	$1,000.00	$1,188.70	1.25%	$6.78
Hypothetical 5% Returns	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

92	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited)	June 30, 2019

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$108,520,408	$54,071,709	$1,393,562,108

Cash	3,126,849	2,348,262	22,375,224

Cash pledged collateral for forward foreign currency exchange contracts	490,000	—	—

Segregated foreign currency at value	20,337	6,962	—

Foreign currency at value (B)	1,087	122	495,639

Dividends, interest and other receivable	2,178,338	1,005,508	5,816,718

Receivable for securities sold	—	1,458,392	—

Receivable for capital shares sold	137,587	21,475	1,041,320

Unrealized appreciation on forward foreign currency exchange contracts	130,886	—	—

Prepaid expenses	17,651	28,649	31,165
TOTAL ASSETS	114,623,143	58,941,079	1,423,322,174

LIABILITIES:

Payable for securities purchased	—	1,357,805	—

Payable for capital shares redeemed	188,825	61,116	1,403,657

Unrealized depreciation on forward foreign currency exchange contracts	556,972	—	—

Unrealized depreciation on swaps	54,169	—	—

Deferred foreign capital gains tax liability (Note 2-F)	39,619	—	—

Due to Advisor (Note 5)	44,627	16,794	758,231

Administration and accounting fees payable (Note 5)	1,484	735	18,738

Administration and shareholder servicing fees payable (Note 5)	12,793	6,381	158,572

Custodian fees payable	5,381	151	112,565

Intermediary service fees payable (Note 5)	39,814	8,459	315,413

Professional fees payable	36,996	34,821	32,631

Transfer agent fees payable	741	171	9,301

Accrued other expenses payable	13,233	9,574	111,879
TOTAL LIABILITIES	994,654	1,496,007	2,920,987

NET ASSETS	$113,628,489	$57,445,072	$1,420,401,187

NET ASSETS:

Investor Class	$39,139,951	$11,264,207	$825,573,651

Institutional Class	74,488,538	46,180,865	594,827,536
TOTAL	$113,628,489	$57,445,072	$1,420,401,187

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	93

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	3,582,846	1,075,705	53,121,661

Institutional Class	6,817,991	4,410,655	38,341,071
TOTAL	10,400,837	5,486,360	91,462,732

NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.92	$10.47	$15.54
Institutional Class, offering price and redemption price	$10.93	$10.47	$15.51

NET ASSETS CONSISTS OF:

Capital paid-in	$113,404,380	$56,220,540	$1,251,198,066

Total distributable earnings/(accumulated loss)	224,109	1,224,532	169,203,121
NET ASSETS	$113,628,489	$57,445,072	$1,420,401,187

(A) Investments at cost:

Unaffiliated Issuers	$104,936,223	$53,081,339	$1,240,128,162

(B) Foreign Currency at Cost	$1,086	$124	$495,430

See accompanying notes to financial statements.

94	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$4,837,354,766	$366,967,714	$23,050,094

Affiliated issuers	1,110,828,937	—	—

Cash	95,765,571	13,400,130	1,840,241

Segregated foreign currency at value	163,639	15,156	—

Foreign currency at value (B)	24,687,806	410,370	81,186

Dividends, interest and other receivable	14,017,046	829,261	54,458

Receivable for securities sold	33,043,851	7,895	—

Receivable for capital shares sold	6,816,791	827,243	26,152

Prepaid expenses	63,467	31,421	18,727
TOTAL ASSETS	6,122,741,874	382,489,190	25,070,858

LIABILITIES:

Payable for securities purchased	30,634,434	3,096,729	—

Payable for capital shares redeemed	15,304,381	351,144	15,846

Deferred foreign capital gains tax liability (Note 2-F)	4,942,899	—	8,014

Due to Advisor (Note 5)	3,217,908	198,041	3,283

Administration and accounting fees payable (Note 5)	80,519	4,899	356

Administration and shareholder servicing fees payable (Note 5)	651,131	41,440	2,859

Custodian fees payable	295,708	14,445	3,018

Intermediary service fees payable (Note 5)	855,888	40,156	14,052

Professional fees payable	25,525	31,894	27,950

Transfer agent fees payable	19,932	1,900	337

Accrued other expenses payable	184,584	38,621	23,794
TOTAL LIABILITIES	56,212,909	3,819,269	99,509

NET ASSETS	$6,066,528,965	$378,669,921	$24,971,349

NET ASSETS:

Investor Class	$2,710,989,835	$276,272,043	$18,897,260

Institutional Class	3,355,539,130	102,397,878	6,074,089
TOTAL	$6,066,528,965	$378,669,921	$24,971,349

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	95

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	161,112,601	16,963,208	1,626,144

Institutional Class	199,467,818	6,286,822	526,022
TOTAL	360,580,419	23,250,030	2,152,166

NET ASSET VALUE:
Investor Class, offering price and redemption price	$16.83	$16.29	$11.62
Institutional Class, offering price and redemption price	$16.82	$16.29	$11.55

NET ASSETS CONSISTS OF:

Capital paid-in	$5,354,547,295	$358,716,357	$26,336,308

Total distributable earnings/(accumulated loss)	711,981,670	19,953,564	(1,364,959)
NET ASSETS	$6,066,528,965	$378,669,921	$24,971,349

(A) Investments at cost:

Unaffiliated Issuers	$4,149,256,869	$340,329,075	$23,335,244

Affiliated Issuers	904,078,249	—	—

(B) Foreign Currency at Cost	$24,804,300	$410,336	$81,189

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,079,745,164	$7,829,615,622	$45,361,438

Affiliated issuers	17,276,809	1,149,704,669	—

Cash	29,269,038	201,381,558	533,846

Segregated foreign currency at value	—	170,946	701

Foreign currency at value (B)	238,444	22,066,580	116,252

Dividends, interest and other receivable	866,406	28,214,920	129,917

Receivable for securities sold	—	9,419,119	—

Receivable for capital shares sold	1,295,098	8,227,345	27,939

Prepaid expenses	34,811	131,637	23,899
TOTAL ASSETS	1,128,725,770	9,248,932,396	46,193,992

LIABILITIES:

Payable for securities purchased	5,453,829	102,095	403,895

Payable for capital shares redeemed	863,539	15,813,464	2,447

Deferred foreign capital gains tax liability (Note 2-F)	1,534,737	32,766,180	183,303

Due to Advisor (Note 5)	597,623	4,809,514	17,230

Administration and accounting fees payable (Note 5)	14,752	120,510	589

Administration and shareholder servicing fees payable (Note 5)	125,047	938,674	5,044

Custodian fees payable	68,303	549,209	17,204

Intermediary service fees payable (Note 5)	163,086	774,889	10,152

Professional fees payable	32,948	39,148	32,301

Transfer agent fees payable	4,693	18,695	178

Accrued other expenses payable	39,148	33,334	26,832
TOTAL LIABILITIES	8,897,705	55,965,712	699,175

NET ASSETS	$1,119,828,065	$9,192,966,684	$45,494,817

NET ASSETS:

Investor Class	$528,787,329	$2,811,333,085	$15,825,173

Institutional Class	591,040,736	6,381,633,599	29,669,644
TOTAL	$1,119,828,065	$9,192,966,684	$45,494,817

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	97

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	20,306,353	97,253,645	1,447,162

Institutional Class	22,520,119	220,846,251	2,715,628
TOTAL	42,826,472	318,099,896	4,162,790

NET ASSET VALUE:
Investor Class, offering price and redemption price	$26.04	$28.91	$10.94
Institutional Class, offering price and redemption price	$26.25	$28.90	$10.93

NET ASSETS CONSISTS OF:

Capital paid-in	$896,187,007	$6,260,486,153	$42,456,879

Total distributable earnings/(accumulated loss)	223,641,058	2,932,480,531	3,037,938
NET ASSETS	$1,119,828,065	$9,192,966,684	$45,494,817

(A) Investments at cost:

Unaffiliated Issuers	$849,144,789	$4,932,460,673	$41,943,005

Affiliated Issuers	28,844,084	1,365,908,453	—

(B) Foreign Currency at Cost	$238,602	$22,039,122	$116,958

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$382,994,895	$279,460,047	$819,313,238

Affiliated issuers	24,724,628	—	—

Cash	20,185,571	10,467,743	48,885,352

Segregated foreign currency at value	—	2,894	34,943

Foreign currency at value (B)	1,197,697	3,189,056	469,573

Dividends, interest and other receivable	1,187,940	423,216	6,059,499

Receivable for securities sold	1,890,179	322,239	720,279

Receivable for capital shares sold	1,598,036	132,160	1,242,598

Prepaid expenses	32,819	28,171	21,318
TOTAL ASSETS	433,811,765	294,025,526	876,746,800

LIABILITIES:

Payable for securities purchased	553,727	299,502	11,337,862

Payable for capital shares redeemed	1,091,741	351,337	997,881

Deferred foreign capital gains tax liability (Note 2-F)	2,752,846	733,210	—

Due to Advisor (Note 5)	279,201	152,478	445,190

Administration and accounting fees payable (Note 5)	5,763	3,759	11,066

Administration and shareholder servicing fees payable (Note 5)	48,877	31,909	93,086

Custodian fees payable	180,704	28,781	22,509

Foreign capital gains tax payable (Note 2-F)	263,784	—	—

Intermediary service fees payable (Note 5)	72,401	38,278	105,570

Professional fees payable	26,901	30,821	28,585

Transfer agent fees payable	1,898	2,956	11,564

Accrued other expenses payable	46,698	33,508	241,172
TOTAL LIABILITIES	5,324,541	1,706,539	13,294,485

NET ASSETS	$428,487,224	$292,318,987	$863,452,315

NET ASSETS:

Investor Class	$108,416,138	$174,601,920	$709,970,242

Institutional Class	320,071,086	117,717,067	153,482,073
TOTAL	$428,487,224	$292,318,987	$863,452,315

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	99

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	8,818,240	13,018,861	40,403,281

Institutional Class	25,923,473	8,728,827	8,745,387
TOTAL	34,741,713	21,747,688	49,148,668

NET ASSET VALUE:
Investor Class, offering price and redemption price	$12.29	$13.41	$17.57
Institutional Class, offering price and redemption price	$12.35	$13.49	$17.55

NET ASSETS CONSISTS OF:

Capital paid-in	$464,607,097	$247,953,183	$855,407,490

Total distributable earnings/(accumulated loss)	(36,119,873)	44,365,804	8,044,825
NET ASSETS	$428,487,224	$292,318,987	$863,452,315

(A) Investments at cost:

Unaffiliated Issuers	$408,343,262	$232,613,842	$797,202,659

Affiliated Issuers	37,470,156	—	—

(B) Foreign Currency at Cost	$1,199,486	$3,231,348	$469,480

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,377,184,363	$2,640,945,752	$144,757,565

Affiliated issuers	83,452,790	—	—

Cash	5,427,436	30,001,250	6,073,206

Foreign currency at value (B)	7,919,711	3,607,360	—

Dividends, interest and other receivable	3,139,681	1,740,175	345,940

Receivable for securities sold	31,212,643	—	397

Receivable for capital shares sold	5,957,603	1,510,526	219,785

Prepaid expenses	26,655	40,920	22,551
TOTAL ASSETS	1,514,320,882	2,677,845,983	151,419,444

LIABILITIES:

Payable for securities purchased	5,575,485	3,762	716,951

Payable for capital shares redeemed	13,367,623	5,915,792	123,657

Deferred foreign capital gains tax liability (Note 2-F)	24,571,282	—	—

Due to Advisor (Note 5)	827,594	1,457,111	79,338

Administration and accounting fees payable (Note 5)	20,511	36,536	1,945

Administration and shareholder servicing fees payable (Note 5)	173,203	304,792	16,597

Custodian fees payable	157,923	75,846	9,878

Foreign capital gains tax payable (Note 2-F)	555,845	—	—

Intermediary service fees payable (Note 5)	240,509	366,010	34,162

Professional fees payable	36,354	29,649	27,775

Transfer agent fees payable	12,499	19,618	3,382

Accrued other expenses payable	86,362	114,151	27,765
TOTAL LIABILITIES	45,625,190	8,323,267	1,041,450

NET ASSETS	$1,468,695,692	$2,669,522,716	$150,377,994

NET ASSETS:

Investor Class	$1,095,537,667	$1,631,127,451	$120,885,724

Institutional Class	373,158,025	1,038,395,265	29,492,270
TOTAL	$1,468,695,692	$2,669,522,716	$150,377,994

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	101

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	40,703,603	77,377,316	26,617,592

Institutional Class	13,728,646	49,157,682	6,445,493
TOTAL	54,432,249	126,534,998	33,063,085

NET ASSET VALUE:
Investor Class, offering price and redemption price	$26.92	$21.08	$4.54
Institutional Class, offering price and redemption price	$27.18	$21.12	$4.58

NET ASSETS CONSISTS OF:

Capital paid-in	$1,177,782,270	$2,318,641,451	$134,926,558

Total distributable earnings/(accumulated loss)	290,913,422	350,881,265	15,451,436
NET ASSETS	$1,468,695,692	$2,669,522,716	$150,377,994

(A) Investments at cost:

Unaffiliated Issuers	$1,244,940,143	$2,393,915,292	$136,642,249

Affiliated Issuers	46,513,178	—	—

(B) Foreign Currency at Cost	$7,917,876	$3,612,611	$—

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$172,751,614	$69,379,451

Affiliated issuers	2,232,892	—

Cash	12,307,081	2,173,190

Segregated foreign currency at value	—	3,898

Foreign currency at value (B)	3,809,499	714,207

Dividends, interest and other receivable	563,090	389,157

Receivable for securities sold	1,256,629	504,601

Receivable for capital shares sold	602,345	41,250

Prepaid expenses	19,957	23,947
TOTAL ASSETS	193,543,107	73,229,701

LIABILITIES:

Payable for securities purchased	485,267	30

Payable for capital shares redeemed	221,276	82,741

Deferred foreign capital gains tax liability (Note 2-F)	861,696	—

Due to Advisor (Note 5)	137,949	43,471

Administration and accounting fees payable (Note 5)	2,516	957

Administration and shareholder servicing fees payable (Note 5)	21,296	7,972

Custodian fees payable	85,518	5,523

Foreign capital gains tax payable (Note 2-F)	30,517	—

Intermediary service fees payable (Note 5)	71,053	32,877

Professional fees payable	27,480	31,815

Transfer agent fees payable	2,534	983

Accrued other expenses payable	41,940	30,195
TOTAL LIABILITIES	1,989,042	236,564

NET ASSETS	$191,554,065	$72,993,137

NET ASSETS:

Investor Class	$116,482,216	$48,468,883

Institutional Class	75,071,849	24,524,254
TOTAL	$191,554,065	$72,993,137

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	103

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2019

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	6,673,023	4,262,223

Institutional Class	4,306,420	2,151,440
TOTAL	10,979,443	6,413,663

NET ASSET VALUE:
Investor Class, offering price and redemption price	$17.46	$11.37
Institutional Class, offering price and redemption price	$17.43	$11.40

NET ASSETS CONSISTS OF:

Capital paid-in	$199,624,096	$72,148,839

Total distributable earnings/(accumulated loss)	(8,070,031)	844,298
NET ASSETS	$191,554,065	$72,993,137

(A) Investments at cost:

Unaffiliated Issuers	$174,386,822	$68,385,492

Affiliated Issuers	2,226,132	—

(B) Foreign Currency at Cost	$3,809,000	$710,372

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Statements of Operations (unaudited)	Six-Month Period Ended June 30, 2019

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$16,004	$15,866	$20,848,768

Interest	2,967,019	1,326,711	966,053

Foreign withholding tax	(49,574)	(8,621)	(1,376,374)
TOTAL INVESTMENT INCOME	2,933,449	1,333,956	20,438,447

EXPENSES:

Investment advisory fees (Note 5)	293,987	134,281	4,770,829

Administration and accounting fees (Note 5)	4,276	1,953	57,599

Administration and shareholder servicing fees (Note 5)	73,781	33,691	993,622

Accounting out-of-pocket fees	11,729	11,072	24,870

Custodian fees	19,691	9,104	239,523

Printing fees	18,537	15,313	86,122

Intermediary service fees (Note 5)	69,605	21,181	1,125,967

Professional fees	32,542	31,133	40,393

Registration fees	20,998	20,559	29,791

Transfer agent fees	2,694	637	32,252

Trustees fees	2,465	1,026	38,580

Other expenses	5,777	2,851	32,488
TOTAL EXPENSES	556,082	282,801	7,472,036

Advisory fees waived and expenses waived or reimbursed (Note 5)	(25,859)	(50,460)	—
NET EXPENSES	530,223	232,341	7,472,036

NET INVESTMENT INCOME (LOSS)	2,403,226	1,101,615	12,966,411

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	1,056,344	873,350	27,640,015

Net realized gain (loss) on forward foreign currency exchange contracts	803,516	728	—

Net realized gain (loss) on swaps	85,613	—	—

Net realized foreign capital gains tax	(13,103)	—	—

Net realized gain (loss) on foreign currency related transactions	(366,194)	270	122,451

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	5,989,522	2,415,195	135,477,089

Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(1,119,966)	(728)	—

Net change in unrealized appreciation/depreciation on swaps	(54,169)	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(39,522)	—	243,880

Net change in unrealized appreciation/depreciation on foreign currency related translations	2,430	(8)	(37,585)
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, and foreign capital gains taxes	6,344,471	3,288,807	163,445,850

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$8,747,697	$4,390,422	$176,412,261

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	105

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2019

	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$73,302,942	$7,120,768	$460,950

Dividends—Affiliated Issuers (Note 7)	16,638,091	—	—

Foreign withholding tax	(7,356,831)	(366,103)	(34,362)
TOTAL INVESTMENT INCOME	82,584,202	6,754,665	426,588

EXPENSES:

Investment advisory fees (Note 5)	20,275,181	1,123,589	89,587

Administration and accounting fees (Note 5)	244,786	13,566	1,082

Administration and shareholder servicing fees (Note 5)	4,222,455	233,920	18,649

Accounting out-of-pocket fees	25,249	21,948	19,226

Custodian fees	890,983	80,930	20,847

Printing fees	166,982	28,245	13,492

Intermediary service fees (Note 5)	3,504,758	275,394	25,275

Professional fees	88,490	27,319	33,358

Registration fees	90,027	22,128	19,364

Transfer agent fees	67,807	7,071	1,358

Trustees fees	148,771	7,368	619

Other expenses	133,327	7,696	8,059
TOTAL EXPENSES	29,858,816	1,849,174	250,916

Advisory fees waived and expenses waived or reimbursed (Note 5)	(190,457)	—	(58,374)

Administration fees waived (Note 5)	(190,457)	—	—
NET EXPENSES	29,477,902	1,849,174	192,542

NET INVESTMENT INCOME (LOSS)	53,106,300	4,905,491	234,046

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(125,788,447)	(2,299,658)	(65,690)

Net realized gain (loss) on investments—Affiliated Issuers	20,692,688	—	—

Net realized gain (loss) on foreign currency related transactions	(167,994)	(242,246)	(1,159)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	348,595,599	41,369,691	1,433,487

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	38,894,459	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(132,568)	—	(3,911)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(136,234)	5,514	(273)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	281,957,503	38,833,301	1,362,454

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$335,063,803	$43,738,792	$1,596,500

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2019

	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$6,707,051	$70,342,808	$424,148

Dividends—Affiliated Issuers (Note 7)	395,119	23,641,165	—

Foreign withholding tax	(673,960)	(6,675,914)	(44,379)
TOTAL INVESTMENT INCOME	6,428,210	87,308,059	379,769

EXPENSES:

Investment advisory fees (Note 5)	3,533,896	29,514,343	134,663

Administration and accounting fees (Note 5)	42,666	356,330	1,626

Administration and shareholder servicing fees (Note 5)	735,892	6,146,970	28,034

Accounting out-of-pocket fees	22,539	24,780	24,364

Custodian fees	237,965	1,717,425	46,961

Printing fees	39,895	148,648	12,896

Intermediary service fees (Note 5)	647,029	4,513,760	21,313

Professional fees	34,448	108,914	28,931

Registration fees	29,267	100,664	17,286

Transfer agent fees	17,051	66,222	688

Trustees fees	24,414	207,285	759

Other expenses	20,354	135,129	6,492
TOTAL EXPENSES	5,385,416	43,040,470	324,013

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(518,018)	(53,794)

Administration fees waived (Note 5)	—	(518,018)	—
NET EXPENSES	5,385,416	42,004,434	270,219

NET INVESTMENT INCOME (LOSS)	1,042,794	45,303,625	109,550

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	7,903,200	105,820,171	24,399

Net realized gain (loss) on investments—Affiliated Issuers	—	21,756,218	—

Net realized foreign capital gains tax	889	(731,798)	278

Net realized gain (loss) on foreign currency related transactions	(43,455)	(167,846)	1,768

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	148,807,806	580,074,958	3,204,154

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	(7,382,357)	(96,492,807)	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(776,521)	(16,846,395)	(150,045)

Net change in unrealized appreciation/depreciation on foreign currency related translations	1,545	(55,128)	869
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	148,511,107	593,357,373	3,081,423

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$149,553,901	$638,660,998	$3,190,973

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	107

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2019

	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews China Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$6,730,077	$2,479,241	$11,351,157

Dividends—Affiliated Issuers (Note 7)	164,272	—	—

Foreign withholding tax	(809,736)	(164,705)	(548,270)
TOTAL INVESTMENT INCOME	6,084,613	2,314,536	10,802,887

EXPENSES:

Investment advisory fees (Note 5)	2,142,828	908,817	2,629,864

Administration and accounting fees (Note 5)	17,143	10,972	31,752

Administration and shareholder servicing fees (Note 5)	295,692	189,241	547,412

Accounting out-of-pocket fees	26,277	18,789	19,702

Custodian fees	484,837	126,653	127,559

Printing fees	27,478	25,697	58,853

Intermediary service fees (Note 5)	249,442	209,176	693,864

Professional fees	34,971	29,811	30,381

Registration fees	33,772	25,690	38,911

Transfer agent fees	6,927	10,987	41,988

Trustees fees	10,244	6,088	18,290

Other expenses	13,933	9,137	17,625
TOTAL EXPENSES	3,343,544	1,571,058	4,256,201

Advisory fees waived and expenses waived or reimbursed (Note 5)	(514,640)	—	—
NET EXPENSES	2,828,904	1,571,058	4,256,201

NET INVESTMENT INCOME (LOSS)	3,255,709	743,478	6,546,686

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(965,053)	(1,615,245)	(727,345)

Net realized foreign capital gains tax	(81,486)	(80,243)	—

Net realized gain (loss) on foreign currency related transactions	(269,412)	(36,555)	(45,537)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(8,312,084)	47,707,040	138,850,543

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	(1,665,381)	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(181,928)	(312,183)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(17,637)	(51,870)	23,145
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(11,492,981)	45,610,944	138,100,806

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($8,237,272)	$46,354,422	$144,647,492

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2019

	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$6,686,402	$23,296,474	$236,953

Foreign withholding tax	(61,533)	(2,232,794)	(36,519)
TOTAL INVESTMENT INCOME	6,624,869	21,063,680	200,434

EXPENSES:

Investment advisory fees (Note 5)	5,111,917	9,503,572	501,506

Administration and accounting fees (Note 5)	61,716	114,738	6,055

Administration and shareholder servicing fees (Note 5)	1,064,771	1,979,339	104,450

Accounting out-of-pocket fees	21,923	23,725	18,680

Custodian fees	375,096	153,935	30,800

Printing fees	72,024	162,999	17,857

Intermediary service fees (Note 5)	1,225,716	833,016	137,219

Professional fees	58,199	52,841	25,052

Registration fees	45,512	36,870	17,384

Transfer agent fees	44,138	69,650	11,987

Trustees fees	38,828	76,849	3,850

Other expenses	42,034	47,000	3,551
TOTAL EXPENSES	8,161,874	13,054,534	878,391
NET EXPENSES	8,161,874	13,054,534	878,391

NET INVESTMENT INCOME (LOSS)	(1,537,005)	8,009,146	(677,957)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	46,110,444	37,166,311	(38,841)

Net realized foreign capital gains tax	(1,765,783)	—	—

Net realized gain (loss) on foreign currency related transactions	(642,587)	562,969	(55,636)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(2,095,923)	332,581,724	(543,201)

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	7,625,104	—	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	(12,698,523)	—	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(9,166)	620	(23,205)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	36,523,566	370,311,624	(660,883)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$34,986,561	$378,320,770	($1,338,840)

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	109

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2019

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$2,487,313	$1,152,493

Dividends—Affiliated Issuers (Note 7)	63,100	—

Foreign withholding tax	(153,187)	(17,237)
TOTAL INVESTMENT INCOME	2,397,226	1,135,256

EXPENSES:

Investment advisory fees (Note 5)	957,806	356,650

Administration and accounting fees (Note 5)	7,663	2,853

Administration and shareholder servicing fees (Note 5)	132,194	49,193

Accounting out-of-pocket fees	26,236	21,243

Custodian fees	166,602	22,643

Printing fees	21,685	15,579

Intermediary service fees (Note 5)	182,460	66,011

Professional fees	40,245	25,199

Registration fees	22,708	22,072

Transfer agent fees	8,613	3,552

Trustees fees	5,744	1,526

Other expenses	11,226	2,640
TOTAL EXPENSES	1,583,182	589,161

Advisory fees waived and expenses waived or reimbursed (Note 5)	(237,652)	(85,055)
NET EXPENSES	1,345,530	504,106

NET INVESTMENT INCOME (LOSS)	1,051,696	631,150

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	(5,438,131)	(757,142)

Net realized foreign capital gains tax	(568,550)	—

Net realized gain (loss) on foreign currency related transactions	(32,719)	(9,448)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	27,931,130	11,829,985

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	11,572	—

Net change in deferred foreign capital gains taxes on unrealized appreciation	135,147	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	(6,459)	(170)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	22,031,990	11,063,225

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$23,083,686	$11,694,375

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$2,403,226	$4,279,959

Net realized gain (loss) on investments and foreign currency related transactions	1,566,176	(4,697,556)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	4,871,986	(4,886,159)

Net change on foreign capital gains taxes on unrealized appreciation	(39,522)	72,858

Net change in unrealized appreciation/depreciation on swaps	(54,169)	—
Net increase (decrease) in net assets resulting from operations	8,747,697	(5,230,898)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(672,875)	(1,482,265)

Institutional Class	(1,305,553)	(1,402,339)

Return of Capital

Investor Class	—	(194,306)

Institutional Class	—	(187,644)
Net decrease in net assets resulting from distributions	(1,978,428)	(3,266,554)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	6,144,037	14,620,480
Total increase (decrease) in net assets	12,913,306	6,123,028
NET ASSETS:

Beginning of period	100,715,183	94,592,155
End of period	$113,628,489	$100,715,183

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$1,101,615	$1,530,022

Net realized gain (loss) on investments and foreign currency related transactions	874,348	(807,786)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,414,459	(1,914,582)
Net increase (decrease) in net assets resulting from operations	4,390,422	(1,192,346)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(207,612)	(346,586)

Institutional Class	(845,107)	(1,064,779)
Net decrease in net assets resulting from distributions	(1,052,719)	(1,411,365)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	14,354,401	10,664,938
Total increase (decrease) in net assets	17,692,104	8,061,227
NET ASSETS:

Beginning of period	39,752,968	31,691,741
End of period	$57,445,072	$39,752,968

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	111

Statements of Changes in Net Assets (continued)

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$12,966,411	$45,280,897

Net realized gain (loss) on investments and foreign currency related transactions	27,762,466	108,473,321

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	135,439,504	(403,082,443)

Net change on foreign capital gains taxes on unrealized appreciation	243,880	(107,296)
Net increase (decrease) in net assets resulting from operations	176,412,261	(249,435,521)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(9,207,478)	(94,856,451)

Institutional Class	(7,050,399)	(85,765,453)
Net decrease in net assets resulting from distributions	(16,257,877)	(180,621,904)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(135,444,570)	(1,020,164,659)
Total increase (decrease) in net assets	24,709,814	(1,450,222,084)
NET ASSETS:

Beginning of period	1,395,691,373	2,845,913,457
End of period	$1,420,401,187	$1,395,691,373

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$53,106,300	$141,577,757

Net realized gain (loss) on investments and foreign currency related transactions	(105,263,753)	403,086,377

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	387,353,824	(1,469,585,251)

Net change on foreign capital gains taxes on unrealized appreciation	(132,568)	(160,170)
Net increase (decrease) in net assets resulting from operations	335,063,803	(925,081,287)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(24,781,966)	(211,389,650)

Institutional Class	(31,892,163)	(237,144,125)
Net decrease in net assets resulting from distributions	(56,674,129)	(448,533,775)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	20,313,944	144,094,328
Total increase (decrease) in net assets	298,703,618	(1,229,520,734)
NET ASSETS:

Beginning of period	5,767,825,347	6,997,346,081
End of period	$6,066,528,965	$5,767,825,347

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$4,905,491	$7,726,552

Net realized gain (loss) on investments and foreign currency related transactions	(2,541,904)	23,400,629

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	41,375,205	(66,519,586)
Net increase (decrease) in net assets resulting from operations	43,738,792	(35,392,405)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(4,030,047)	(21,468,293)

Institutional Class	(1,547,682)	(8,057,266)
Net decrease in net assets resulting from distributions	(5,577,729)	(29,525,559)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	70,849,537	19,837,199
Total increase (decrease) in net assets	109,010,600	(45,080,765)
NET ASSETS:

Beginning of period	269,659,321	314,740,086
End of period	$378,669,921	$269,659,321

MATTHEWS ASIA VALUE FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$234,046	$262,120

Net realized gain (loss) on investments and foreign currency related transactions	(66,849)	(126,184)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,433,214	(3,582,664)

Net change on foreign capital gains taxes on unrealized appreciation	(3,911)	(4,103)
Net increase (decrease) in net assets resulting from operations	1,596,500	(3,450,831)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(795,360)

Institutional Class	—	(257,755)
Net decrease in net assets resulting from distributions	—	(1,053,115)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	179,840	(3,035,025)
Total increase (decrease) in net assets	1,776,340	(7,538,971)
NET ASSETS:

Beginning of period	23,195,009	30,733,980
End of period	$24,971,349	$23,195,009

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	113

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$1,042,794	$827,153

Net realized gain (loss) on investments and foreign currency related transactions	7,860,634	5,493,132

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	141,426,994	(208,530,498)

Net change on foreign capital gains taxes on unrealized appreciation	(776,521)	1,093,836
Net increase (decrease) in net assets resulting from operations	149,553,901	(201,116,377)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(7,253,289)

Institutional Class	—	(8,131,385)
Net decrease in net assets resulting from distributions	—	(15,384,674)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	39,940,608	296,272,663
Total increase (decrease) in net assets	189,494,509	79,771,612
NET ASSETS:

Beginning of period	930,333,556	850,561,944
End of period	$1,119,828,065	$930,333,556

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$45,303,625	$82,597,259

Net realized gain (loss) on investments and foreign currency related transactions	126,676,745	314,042,088

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	483,527,023	(1,456,251,388)

Net change on foreign capital gains taxes on unrealized appreciation	(16,846,395)	(12,961,619)
Net increase (decrease) in net assets resulting from operations	638,660,998	(1,072,573,660)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(121,255,981)

Institutional Class	—	(275,120,994)
Net decrease in net assets resulting from distributions	—	(396,376,975)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	247,071,483	51,147,953
Total increase (decrease) in net assets	885,732,481	(1,417,802,682)
NET ASSETS:

Beginning of period	8,307,234,203	9,725,036,885
End of period	$9,192,966,684	$8,307,234,203

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA ESG FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$109,550	$85,056

Net realized gain (loss) on investments and foreign currency related transactions	26,445	614,957

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,205,023	(2,813,567)

Net change on foreign capital gains taxes on unrealized appreciation	(150,045)	34,007
Net increase (decrease) in net assets resulting from operations	3,190,973	(2,079,547)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(389,328)

Institutional Class	—	(560,925)
Net decrease in net assets resulting from distributions	—	(950,253)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	9,772,051	17,507,714
Total increase (decrease) in net assets	12,963,024	14,477,914
NET ASSETS:

Beginning of period	32,531,793	18,053,879
End of period	$45,494,817	$32,531,793

MATTHEWS EMERGING ASIA FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$3,255,709	$4,233,785

Net realized gain (loss) on investments and foreign currency related transactions	(1,315,951)	11,192,808

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(9,995,102)	(112,214,332)

Net change on foreign capital gains taxes on unrealized appreciation	(181,928)	1,804,989
Net increase (decrease) in net assets resulting from operations	(8,237,272)	(94,982,750)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(2,684,365)

Institutional Class	—	(6,570,784)
Net decrease in net assets resulting from distributions	—	(9,255,149)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	61,502,783	(15,498,956)
REDEMPTION FEES	46,952	82,599
Total increase (decrease) in net assets	53,312,463	(119,654,256)
NET ASSETS:

Beginning of period	375,174,761	494,829,017
End of period	$428,487,224	$375,174,761

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	115

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA INNOVATORS FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$743,478	($103,238)

Net realized gain (loss) on investments and foreign currency related transactions	(1,732,043)	2,546,956

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	47,655,170	(59,878,788)

Net change on foreign capital gains taxes on unrealized appreciation	(312,183)	(5,393)
Net increase (decrease) in net assets resulting from operations	46,354,422	(57,440,463)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(3,970,300)

Institutional Class	—	(2,656,060)
Net decrease in net assets resulting from distributions	—	(6,626,360)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,746,710	101,996,223
Total increase (decrease) in net assets	48,101,132	37,929,400
NET ASSETS:

Beginning of period	244,217,855	206,288,455
End of period	$292,318,987	$244,217,855

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$6,546,686	$9,876,601

Net realized gain (loss) on investments and foreign currency related transactions	(772,882)	111,510,918

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	138,873,688	(335,815,337)
Net increase (decrease) in net assets resulting from operations	144,647,492	(214,427,818)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(109,557,899)

Institutional Class	—	(9,475,103)
Net decrease in net assets resulting from distributions	—	(119,033,002)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	105,692,109	41,090,545
Total increase (decrease) in net assets	250,339,601	(292,370,275)
NET ASSETS:

Beginning of period	613,112,714	905,482,989
End of period	$863,452,315	$613,112,714

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	($1,537,005)	($2,070,170)

Net realized gain (loss) on investments and foreign currency related transactions	43,702,074	331,211,413

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	5,520,015	(567,019,183)

Net change on foreign capital gains taxes on unrealized appreciation	(12,698,523)	(2,413,851)
Net increase (decrease) in net assets resulting from operations	34,986,561	(240,291,791)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(159,591,192)

Institutional Class	—	(75,460,576)
Net decrease in net assets resulting from distributions	—	(235,051,768)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(108,070,892)	(255,309,634)
Total increase (decrease) in net assets	(73,084,331)	(730,653,193)
NET ASSETS:

Beginning of period	1,541,780,023	2,272,433,216
End of period	$1,468,695,692	$1,541,780,023

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$8,009,146	$18,472,839

Net realized gain (loss) on investments and foreign currency related transactions	37,729,280	194,213,809

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	332,582,344	(1,069,641,926)
Net increase (decrease) in net assets resulting from operations	378,320,770	(856,955,278)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(71,970,442)

Institutional Class	—	(51,381,225)
Net decrease in net assets resulting from distributions	—	(123,351,667)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(580,372,373)	(260,612,861)
Total increase (decrease) in net assets	(202,051,603)	(1,240,919,806)
NET ASSETS:

Beginning of period	2,871,574,319	4,112,494,125
End of period	$2,669,522,716	$2,871,574,319

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	117

Statements of Changes in Net Assets (continued)

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	($677,957)	$1,887,805

Net realized gain (loss) on investments and foreign currency related transactions	(94,477)	30,298,095

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(566,406)	(83,113,064)
Net increase (decrease) in net assets resulting from operations	(1,338,840)	(50,927,164)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(19,838,627)

Institutional Class	—	(2,831,158)
Net decrease in net assets resulting from distributions	—	(22,669,785)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	5,259,764	(4,964,199)
Total increase (decrease) in net assets	3,920,924	(78,561,148)
NET ASSETS:

Beginning of period	146,457,070	225,018,218
End of period	$150,377,994	$146,457,070

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$1,051,696	$2,416,511

Net realized gain (loss) on investments and foreign currency related transactions	(6,039,400)	32,060,275

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	27,936,243	(104,112,981)

Net change on foreign capital gains taxes on unrealized appreciation	135,147	(535,103)
Net increase (decrease) in net assets resulting from operations	23,083,686	(70,171,298)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(22,501,099)

Institutional Class	—	(18,262,086)
Net decrease in net assets resulting from distributions	—	(40,763,185)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(17,920,041)	(144,037,484)
REDEMPTION FEES	—	69,377
Total increase (decrease) in net assets	5,163,645	(254,902,590)
NET ASSETS:

Beginning of period	186,390,420	441,293,010
End of period	$191,554,065	$186,390,420

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

OPERATIONS:

Net investment income (loss)	$631,150	$464,514

Net realized gain (loss) on investments and foreign currency related transactions	(766,590)	1,508,682

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	11,829,815	(17,732,735)
Net increase (decrease) in net assets resulting from operations	11,694,375	(15,759,539)

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(958,588)

Institutional Class	—	(327,972)
Net decrease in net assets resulting from distributions	—	(1,286,560)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(1,180,893)	43,659,977
REDEMPTION FEES	—	180,654
Total increase (decrease) in net assets	10,513,482	26,794,532
NET ASSETS:

Beginning of period	62,479,655	35,685,123
End of period	$72,993,137	$62,479,655

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	119

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$10.25		$10.98	$10.43	$9.96	$10.31	$10.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23		0.40	0.51	0.50	0.47	0.46
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	0.63		(0.84)	0.46	0.38	(0.53)	(0.19)
Total from investment operations	0.86		(0.44)	0.97	0.88	(0.06)	0.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.25)	(0.42)	(0.41)	(0.29)	(0.38)
Return of Capital	—		(0.04)	—	—	—	—
Total distributions	(0.19)		(0.29)	(0.42)	(0.41)	(0.29)	(0.38)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	— [2]
Net Asset Value, end of period	$10.92		$10.25	$10.98	$10.43	$9.96	$10.31
TOTAL RETURN	8.39%	[3]	(4.05% )	9.40%	8.85%	(0.58% )	2.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$39,140		$40,698	$63,437	$55,409	$51,130	$58,594
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.16%	[4]	1.23%	1.29%	1.33%	1.28%	1.27%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	[4]	1.15%	1.15%	1.15%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	4.32%	[4]	3.76%	4.70%	4.85%	4.57%	4.36%
Portfolio turnover[5]	59.38%	[3]	82.32%	36.58%	71.50%	50.09%	34.28%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$10.25		$10.97	$10.42	$9.96	$10.30	$10.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.24		0.42	0.53	0.53	0.49	0.48
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	0.64		(0.83)	0.47	0.36	(0.52)	(0.20)
Total from investment operations	0.88		(0.41)	1.00	0.89	(0.03)	0.28
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.27)	(0.45)	(0.43)	(0.31)	(0.40)
Return of Capital	—		(0.04)	—	—	—	—
Total distributions	(0.20)		(0.31)	(0.45)	(0.43)	(0.31)	(0.40)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	— [2]
Net Asset Value, end of period	$10.93		$10.25	$10.97	$10.42	$9.96	$10.30
TOTAL RETURN	8.63%	[3]	(3.78% )	9.67%	9.02%	(0.27% )	2.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$74,489		$60,017	$31,155	$13,398	$11,001	$7,840
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.97%	[4]	1.04%	1.08%	1.12%	1.09%	1.07%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	0.90%	0.90%	0.90%	0.93%
Ratio of net investment income (loss) to average net assets	4.60%	[4]	4.03%	4.93%	5.13%	4.81%	4.55%
Portfolio turnover[5]	59.38%	[3]	82.32%	36.58%	71.50%	50.09%	34.28%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2016[1]
			2018	2017
Net Asset Value, beginning of period	$9.76		$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.22		0.37	0.44	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.69		(0.67)	0.35	0.18
Total from investment operations	0.91		(0.30)	0.79	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.33)	(0.43)	(0.32)
Net realized gains on investments	—		—	(0.10)	(0.02)
Total distributions	(0.20)		(0.33)	(0.53)	(0.34)
Net Asset Value, end of period	$10.47		$9.76	$10.39	$10.13
TOTAL RETURN	9.39%	[3]	(2.88% )	7.86%	4.66%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$11,264		$8,668	$10,201	$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.32%	[4]	1.44%	1.86%	2.24%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	[4]	1.15%	1.15%	1.15%	[4]
Ratio of net investment income (loss) to average net assets	4.31%	[4]	3.62%	4.17%	4.12%	[4]
Portfolio turnover[5]	70.90%	[3]	49.06%	27.86%	18.80%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31		Period Ended Dec. 31, 2016[1]
			2018	2017
Net Asset Value, beginning of period	$9.75		$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.23		0.39	0.46	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.70		(0.67)	0.36	0.18
Total from investment operations	0.93		(0.28)	0.82	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.36)	(0.46)	(0.33)
Net realized gains on investments	—		—	(0.10)	(0.02)
Total distributions	(0.21)		(0.36)	(0.56)	(0.35)
Net Asset Value, end of period	$10.47		$9.75	$10.39	$10.13
TOTAL RETURN	9.63%	[3]	(2.75% )	8.13%	4.82%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$46,181		$31,085	$21,491	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%	[4]	1.25%	1.62%	1.99%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	4.56%	[4]	3.90%	4.45%	4.28%	[4]
Portfolio turnover[5]	70.90%	[3]	49.06%	27.86%	18.80%	[3]

1	Commenced operations on April, 29 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Asian Growth And Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$13.92		$17.46	$14.94	$16.03	$18.01	$18.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13		0.32	0.33	0.32	0.39	0.39
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.66		(2.20)	2.92	(0.06)	(1.19)	(0.50)
Total from investment operations	1.79		(1.88)	3.25	0.26	(0.80)	(0.11)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.32)	(0.46)	(0.48)	(0.42)	(0.35)
Net realized gains on investments	—		(1.34)	(0.27)	(0.87)	(0.76)	(0.44)
Total distributions	(0.17)		(1.66)	(0.73)	(1.35)	(1.18)	(0.79)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	—	— [2]	— [2]
Net Asset Value, end of period	$15.54		$13.92	$17.46	$14.94	$16.03	$18.01
TOTAL RETURN	12.92%	[3]	(10.96% )	21.85%	1.34%	(4.50% )	(0.65% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$825,574		$799,328	$1,535,746	$1,684,987	$2,045,435	$3,052,565
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.10%	[4]	1.08%	1.07%	1.09%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	1.76%	[4]	1.95%	1.95%	1.90%	2.17%	2.03%
Portfolio turnover[5]	10.26%	[3]	32.24%	23.23%	15.64%	16.48%	16.79%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$13.89		$17.43	$14.92	$16.02	$18.00	$18.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14		0.35	0.36	0.34	0.42	0.42
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.66		(2.20)	2.91	(0.07)	(1.19)	(0.50)
Total from investment operations	1.80		(1.85)	3.27	0.27	(0.77)	(0.08)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.35)	(0.49)	(0.50)	(0.45)	(0.38)
Net realized gains on investments	—		(1.34)	(0.27)	(0.87)	(0.76)	(0.44)
Total distributions	(0.18)		(1.69)	(0.76)	(1.37)	(1.21)	(0.82)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	—	— [2]	— [2]
Net Asset Value, end of period	$15.51		$13.89	$17.43	$14.92	$16.02	$18.00
TOTAL RETURN	13.02%	[3]	(10.84% )	22.00%	1.44%	(4.33% )	(0.48% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$594,828		$596,364	$1,310,168	$809,254	$823,619	$1,182,690
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.96%	[4]	0.93%	0.93%	0.94%	0.92%	0.92%
Ratio of net investment income (loss) to average net assets	1.86%	[4]	2.14%	2.16%	2.06%	2.34%	2.19%
Portfolio turnover[5]	10.26%	[3]	32.24%	23.23%	15.64%	16.48%	16.79%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016[1]	2015[1]	2014[1]
Net Asset Value, beginning of period	$16.05		$19.74	$15.52	$15.36	$15.26	$15.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.14		0.37	0.31	0.28	0.29	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.79		(2.83)	5.02	0.37	0.31	(0.34)
Total from investment operations	0.93		(2.46)	5.33	0.65	0.60	(0.04)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.31)	(0.69)	(0.29)	(0.27)	(0.23)
Net realized gains on investments	—		(0.92)	(0.42)	(0.11)	(0.23)	—
Return of capital	—		—	—	(0.09)	—	(0.07)
Total distributions	(0.15)		(1.23)	(1.11)	(0.49)	(0.50)	(0.30)
Paid-in capital from redemption fees (Note 4)	—		—	— [3]	—	— [3]	— [3]
Net Asset Value, end of period	$16.83		$16.05	$19.74	$15.52	$15.36	$15.26
TOTAL RETURN	5.82%	[4]	(12.72% )	34.69%	4.13%	3.86%	(0.32% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,710,990		$2,728,599	$3,713,276	$2,650,611	$2,757,910	$2,918,228
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%	[5]	1.02%	1.03%	1.06%	1.06%	1.06%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%	[5]	1.01%	1.02%	1.06%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	1.65%	[5]	1.97%	1.67%	1.79%	1.82%	1.89%
Portfolio turnover[6]	18.67%	[4]	39.75%	28.11%	39.76%	35.98%	20.06%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016[1]	2015[1]	2014[1]
Net Asset Value, beginning of period	$16.04		$19.73	$15.52	$15.35	$15.26	$15.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.15		0.39	0.33	0.30	0.32	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.79		(2.83)	5.01	0.38	0.29	(0.33)
Total from investment operations	0.94		(2.44)	5.34	0.68	0.61	(0.01)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.33)	(0.71)	(0.31)	(0.29)	(0.25)
Net realized gains on investments	—		(0.92)	(0.42)	(0.11)	(0.23)	—
Return of capital	—		—	—	(0.09)	—	(0.07)
Total distributions	(0.16)		(1.25)	(1.13)	(0.51)	(0.52)	(0.32)
Paid-in capital from redemption fees (Note 4)	—		—	— [3]	—	— [3]	— [3]
Net Asset Value, end of period	$16.82		$16.04	$19.73	$15.52	$15.35	$15.26
TOTAL RETURN	5.88%	[4]	(12.64% )	34.77%	4.33%	3.93%	(0.18% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,355,539		$3,039,226	$3,284,070	$2,034,276	$2,045,713	$2,107,371
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	[5]	0.91%	0.92%	0.94%	0.93%	0.93%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.92%	[5]	0.90%	0.91%	0.93%	0.92%	0.93%
Ratio of net investment income (loss) to average net assets	1.81%	[5]	2.09%	1.81%	1.91%	1.98%	2.02%
Portfolio turnover[6]	18.67%	[4]	39.75%	28.11%	39.76%	35.98%	20.06%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$14.32		$17.61	$14.09	$13.79	$13.37	$13.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22		0.41	0.35	0.31	0.29	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.99		(2.09)	4.85	0.47	1.01	(0.12)
Total from investment operations	2.21		(1.68)	5.20	0.78	1.30	0.13
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.40)	(0.49)	(0.28)	(0.28)	(0.36)
Net realized gains on investments	—		(1.21)	(1.19)	(0.20)	(0.60)	(0.14)
Total distributions	(0.24)		(1.61)	(1.68)	(0.48)	(0.88)	(0.50)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	— [2]
Net Asset Value, end of period	$16.29		$14.32	$17.61	$14.09	$13.79	$13.37
TOTAL RETURN	15.51%	[3]	(9.98% )	37.69%	5.70%	9.54%	0.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$276,272		$196,626	$260,593	$160,400	$165,514	$116,954
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%	[4]	1.15%	1.19%	1.22%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	2.83%	[4]	2.33%	2.12%	2.28%	1.97%	1.88%
Portfolio turnover[5]	42.80%	[3]	66.47%	69.14%	72.96%	79.91%	25.43%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$14.32		$17.61	$14.09	$13.79	$13.37	$13.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.24		0.42	0.37	0.29	0.28	0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.98		(2.07)	4.85	0.51	1.04	(0.13)
Total from investment operations	2.22		(1.65)	5.22	0.80	1.32	0.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.43)	(0.51)	(0.30)	(0.30)	(0.38)
Net realized gains on investments	—		(1.21)	(1.19)	(0.20)	(0.60)	(0.14)
Total distributions	(0.25)		(1.64)	(1.70)	(0.50)	(0.90)	(0.52)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	— [2]
Net Asset Value, end of period	$16.29		$14.32	$17.61	$14.09	$13.79	$13.37
TOTAL RETURN	15.58%	[3]	(9.83% )	37.88%	5.90%	9.71%	1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$102,398		$73,033	$54,147	$27,758	$15,406	$30,662
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.00%	[4]	1.01%	1.04%	1.06%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	3.09%	[4]	2.44%	2.25%	2.09%	1.89%	2.06%
Portfolio turnover[5]	42.80%	[3]	66.47%	69.14%	72.96%	79.91%	25.43%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2015[1]
			2018	2017	2016
Net Asset Value, beginning of period	$10.86		$12.83	$9.96	$9.85	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.10		0.10	0.14	0.09	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.66		(1.49)	3.45	0.65	(0.16)
Total from investment operations	0.76		(1.39)	3.59	0.74	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.16)	(0.29)	(0.59)	(0.01)
Net realized gains on investments	—		(0.42)	(0.43)	(0.04)	—
Total distributions	—		(0.58)	(0.72)	(0.63)	(0.01)
Net Asset Value, end of period	$11.62		$10.86	$12.83	$9.96	$9.85
TOTAL RETURN	7.00%	[3]	(10.93% )	36.12%	7.43%	(1.35%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$18,897		$16,326	$27,346	$2,548	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.92%	[4]	1.77%	2.32%	11.48%	36.42%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.50%	1.50%	1.50%	1.50%	[4]
Ratio of net investment income (loss) to average net assets	1.71%	[4]	0.81%	1.10%	0.84%	2.70%	[4]
Portfolio turnover[5]	12.47%	[3]	48.29%	31.93%	19.60%	10.80%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2015[1]
			2018	2017	2016
Net Asset Value, beginning of period	$10.78		$12.73	$9.85	$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.10		0.14	0.32	0.10	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.67		(1.49)	3.25	0.67	(0.15)
Total from investment operations	0.77		(1.35)	3.57	0.77	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.18)	(0.26)	(0.71)	(0.04)
Net realized gains on investments	—		(0.42)	(0.43)	(0.04)	—
Total distributions	—		(0.60)	(0.69)	(0.75)	(0.04)
Net Asset Value, end of period	$11.55		$10.78	$12.73	$9.85	$9.83
TOTAL RETURN	7.14%	[3]	(10.65% )	36.35%	7.72%	(1.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$6,074		$6,869	$3,388	$155	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.71%	[4]	1.54%	2.08%	11.26%	36.17%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	1.78%	[4]	1.18%	2.59%	1.01%	2.41%	[4]
Portfolio turnover[5]	12.47%	[3]	48.29%	31.93%	19.60%	10.80%	[3]

1	Commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015		2014
Net Asset Value, beginning of period	$22.49		$27.25	$21.05	$21.09	$21.10		$21.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01		— [2]	0.04	0.06	0.11		0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.54		(4.41)	8.14	0.13	(0.12)		0.19
Total from investment operations	3.55		(4.41)	8.18	0.19	(0.01)		0.31
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.03)	(0.16)	(0.23)	—		(0.38)
Net realized gains on investments	—		(0.32)	(1.82)	—	—		—
Total distributions	—		(0.35)	(1.98)	(0.23)	—		(0.38)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	—	[2]	— [2]
Net Asset Value, end of period	$26.04		$22.49	$27.25	$21.05	$21.09		$21.10
TOTAL RETURN	15.78%	[3]	(16.25% )	39.39%	0.92%	(0.05%	)	1.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$528,787		$463,600	$554,309	$419,516	$526,969		$561,922
Ratio of expenses to average net assets	1.09%	[4]	1.10%	1.12%	1.14%	1.11%		1.11%
Ratio of net investment income (loss) to average net assets	0.11%	[4]	—% [5]	0.16%	0.30%	0.49%		0.55%
Portfolio turnover[6]	12.32%	[3]	12.12%	23.19%	13.61%	29.51%		22.24%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015		2014
Net Asset Value, beginning of period	$22.65		$27.45	$21.19	$21.24	$21.19		$21.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03		0.05	0.09	0.10	0.16		0.16
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.57		(4.45)	8.20	0.13	(0.11)		0.19
Total from investment operations	3.60		(4.40)	8.29	0.23	0.05		0.35
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.21)	(0.28)	—		(0.42)
Net realized gains on investments	—		(0.32)	(1.82)	—	—		—
Total distributions	—		(0.40)	(2.03)	(0.28)	—		(0.42)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	—	[2]	— [2]
Net Asset Value, end of period	$26.25		$22.65	$27.45	$21.19	$21.24		$21.19
TOTAL RETURN	15.89%	[3]	(16.10% )	39.64%	1.06%	0.24%		1.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$591,041		$466,733	$296,253	$195,949	$249,886		$287,262
Ratio of expenses to average net assets	0.93%	[4]	0.93%	0.93%	0.96%	0.91%		0.91%
Ratio of net investment income (loss) to average net assets	0.28%	[4]	0.17%	0.35%	0.47%	0.72%		0.74%
Portfolio turnover[6]	12.32%	[3]	12.12%	23.19%	13.61%	29.51%		22.24%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	Less than 0.01%.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$26.86		$31.66	$22.92	$23.54	$26.57	$24.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13		0.24	0.17	0.11	0.42	0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.92		(3.75)	8.96	(0.13)	(0.82)	2.80
Total from investment operations	2.05		(3.51)	9.13	(0.02)	(0.40)	2.94
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.21)	(0.17)	(0.13)	(0.42)	(0.13)
Net realized gains on investments	—		(1.08)	(0.22)	(0.47)	(2.21)	(1.23)
Total distributions	—		(1.29)	(0.39)	(0.60)	(2.63)	(1.36)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	—	— [2]	— [2]
Net Asset Value, end of period	$28.91		$26.86	$31.66	$22.92	$23.54	$26.57
TOTAL RETURN	7.63%	[3]	(11.11% )	39.96%	(0.16% )	(1.30% )	11.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,811,333		$2,618,155	$3,335,795	$2,445,183	$2,720,869	$3,047,077
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	[4]	1.07%	1.08%	1.09%	1.09%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.05%	[4]	1.04%	1.06%	1.08%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.90%	[4]	0.79%	0.63%	0.47%	1.53%	0.52%
Portfolio turnover[5]	8.66%	[3]	11.48%	9.18%	5.73%	12.56%	11.38%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$26.83		$31.63	$22.90	$23.52	$26.56	$24.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15		0.28	0.22	0.16	0.44	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.92		(3.74)	8.95	(0.14)	(0.80)	2.82
Total from investment operations	2.07		(3.46)	9.17	0.02	(0.36)	3.00
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.26)	(0.22)	(0.17)	(0.47)	(0.18)
Net realized gains on investments	—		(1.08)	(0.22)	(0.47)	(2.21)	(1.23)
Total distributions	—		(1.34)	(0.44)	(0.64)	(2.68)	(1.41)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	—	— [2]	— [2]
Net Asset Value, end of period	$28.90		$26.83	$31.63	$22.90	$23.52	$26.56
TOTAL RETURN	7.72%	[3]	(10.94% )	40.17%	0.03%	(1.15% )	12.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$6,381,634		$5,689,079	$6,389,242	$4,207,508	$3,964,547	$5,049,643
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	[4]	0.90%	0.91%	0.91%	0.91%	0.92%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.88%	0.89%	0.90%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets	1.07%	[4]	0.95%	0.80%	0.65%	1.61%	0.68%
Portfolio turnover[5]	8.66%	[3]	11.48%	9.18%	5.73%	12.56%	11.38%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2015[1]
			2018	2017	2016
Net Asset Value, beginning of period	$9.98		$11.56	$8.97	$9.23	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02		0.03	0.05	0.07	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.94		(1.16)	2.97	(0.20)	(0.75)
Total from investment operations	0.96		(1.13)	3.02	(0.13)	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)	(0.27)	(0.13)	(0.04)
Net realized gains on investments	—		(0.43)	(0.16)	—	—
Total distributions	—		(0.45)	(0.43)	(0.13)	(0.04)
Net Asset Value, end of period	$10.94		$9.98	$11.56	$8.97	$9.23
TOTAL RETURN	9.62%	[3]	(9.73% )	33.79%	(1.40% )	(7.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$15,825		$9,283	$10,695	$5,376	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.74%	[4]	2.20%	2.65%	3.54%	9.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.50%	1.50%	1.48%	1.44%	[4]
Ratio of net investment income (loss) to average net assets	0.47%	[4]	0.27%	0.45%	0.77%	0.25%	[4]
Portfolio turnover[5]	8.64%	[3]	22.93%	28.82%	16.10%	21.72%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2015[1]
			2018	2017	2016
Net Asset Value, beginning of period	$9.96		$11.50	$8.92	$9.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03		0.06	0.08	0.09	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.94		(1.16)	2.95	(0.19)	(0.77)
Total from investment operations	0.97		(1.10)	3.03	(0.10)	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.01)	(0.29)	(0.15)	(0.11)
Net realized gains on investments	—		(0.43)	(0.16)	—	—
Total distributions	—		(0.44)	(0.45)	(0.15)	(0.11)
Net Asset Value, end of period	$10.93		$9.96	$11.50	$8.92	$9.17
TOTAL RETURN	9.74%	[3]	(9.52% )	34.11%	(1.16% )	(7.14%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$29,670		$23,249	$7,359	$3,382	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.53%	[4]	2.01%	2.46%	3.36%	8.90%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.57%	[4]	0.55%	0.71%	0.97%	0.75%	[4]
Portfolio turnover[5]	8.64%	[3]	22.93%	28.82%	16.10%	21.72%	[3]

1	Commenced operations on April 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$12.50		$15.51	$13.18	$11.27	$11.60	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08		0.10	0.07	0.15	0.04	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.29)		(2.82)	2.35	2.01	(0.34)	1.69
Total from investment operations	(0.21)		(2.72)	2.42	2.16	(0.30)	1.73
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.10)	(0.04)	(0.13)	— [2]	(0.06)
Net realized gains on investments	—		(0.19)	(0.05)	(0.13)	(0.03)	—
Total distributions	—		(0.29)	(0.09)	(0.26)	(0.03)	(0.06)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	— [2]	0.01	— [2]	— [2]
Net Asset Value, end of period	$12.29		$12.50	$15.51	$13.18	$11.27	$11.60
TOTAL RETURN	(1.68%	)[3]	(17.58% )	18.42%	19.25%	(2.56% )	17.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$108,416		$118,505	$219,596	$145,164	$114,590	$110,363
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.69%	[4]	1.66%	1.70%	1.77%	1.75%	1.78%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.48%	1.48%	1.47%	1.50%	1.58%
Ratio of net investment income (loss) to average net assets	1.28%	[4]	0.72%	0.49%	1.26%	0.33%	0.34%
Portfolio turnover[5]	2.36%	[3]	26.09%	7.74%	34.90%	12.14%	8.21%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$12.54		$15.57	$13.22	$11.29	$11.60	$9.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10		0.14	0.10	0.21	0.07	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.29)		(2.85)	2.37	1.99	(0.34)	1.69
Total from investment operations	(0.19)		(2.71)	2.47	2.20	(0.27)	1.75
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.07)	(0.15)	(0.01)	(0.07)
Net realized gains on investments	—		(0.19)	(0.05)	(0.13)	(0.03)	—
Total distributions	—		(0.32)	(0.12)	(0.28)	(0.04)	(0.07)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	— [2]	0.01	— [2]	— [2]
Net Asset Value, end of period	$12.35		$12.54	$15.57	$13.22	$11.29	$11.60
TOTAL RETURN	(1.52%	)[3]	(17.41% )	18.70%	19.61%	(2.33% )	17.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$320,071		$256,669	$275,233	$95,724	$55,278	$21,350
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.51%	[4]	1.50%	1.52%	1.62%	1.57%	1.59%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	1.25%	1.25%	1.33%
Ratio of net investment income (loss) to average net assets	1.61%	[4]	0.97%	0.70%	1.72%	0.65%	0.55%
Portfolio turnover[5]	2.36%	[3]	26.09%	7.74%	34.90%	12.14%	8.21%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$11.26		$14.19	$10.10	$12.32	$13.61	$12.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03		(0.01)	(0.02)	(0.02)	(0.05)	— [2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.12		(2.62)	5.31	(1.07)	0.64	1.16
Total from investment operations	2.15		(2.63)	5.29	(1.09)	0.59	1.16
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.04)	(0.24)	—	—	(0.06)
Net realized gains on investments	—		(0.26)	(0.96)	(1.13)	(1.88)	(0.08)
Total distributions	—		(0.30)	(1.20)	(1.13)	(1.88)	(0.14)
Net Asset Value, end of period	$13.41		$11.26	$14.19	$10.10	$12.32	$13.61
TOTAL RETURN	19.09%	[3]	(18.62% )	52.88%	(9.10% )	4.48%	9.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$174,602		$152,449	$175,331	$83,926	$129,763	$125,612
Ratio of expenses to average net assets	1.20%	[4]	1.19%	1.24%	1.24%	1.18%	1.16%
Ratio of net investment income (loss) to average net assets	0.46%	[4]	(0.07% )	(0.18% )	(0.19% )	(0.33% )	(0.02% )
Portfolio turnover[5]	37.24%	[3]	85.73%	66.51%	92.25%	72.85%	62.99%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$11.32		$14.26	$10.14	$12.34	$13.61	$12.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04		0.01	0.01	0.01	(0.02)	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.13		(2.62)	5.33	(1.08)	0.63	1.17
Total from investment operations	2.17		(2.61)	5.34	(1.07)	0.61	1.20
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.07)	(0.26)	—	—	(0.09)
Net realized gains on investments	—		(0.26)	(0.96)	(1.13)	(1.88)	(0.08)
Total distributions	—		(0.33)	(1.22)	(1.13)	(1.88)	(0.17)
Net Asset Value, end of period	$13.49		$11.32	$14.26	$10.14	$12.34	$13.61
TOTAL RETURN	19.17%	[3]	(18.40% )	53.18%	(8.92% )	4.63%	9.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$117,717		$91,769	$30,957	$16,545	$36,770	$61,088
Ratio of expenses to average net assets	1.05%	[4]	1.02%	1.05%	1.01%	0.97%	0.95%
Ratio of net investment income (loss) to average net assets	0.68%	[4]	0.07%	0.06%	0.06%	(0.16% )	0.21%
Portfolio turnover[5]	37.24%	[3]	85.73%	66.51%	92.25%	72.85%	62.99%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016[1]	2015[1]	2014[1]
Net Asset Value, beginning of period	$14.37		$22.20	$15.47	$18.42	$21.46	$22.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.13		0.21	0.16	0.21	0.20	0.24
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.07		(4.84)	8.86	(1.04)	0.30	(1.25)
Total from investment operations	3.20		(4.63)	9.02	(0.83)	0.50	(1.01)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.29)	(0.37)	(0.26)	(0.21)	(0.27)
Net realized gains on investments	—		(2.91)	(1.92)	(1.29)	(3.33)	(0.10)
Return of capital	—		—	—	(0.57)	—	—
Total distributions	—		(3.20)	(2.29)	(2.12)	(3.54)	(0.37)
Paid-in capital from redemption fees (Note 4)	—		—	—	— [3]	— [3]	— [3]
Net Asset Value, end of period	$17.57		$14.37	$22.20	$15.47	$18.42	$21.46
TOTAL RETURN	22.27%	[4]	(21.42% )	59.37%	(5.18% )	2.41%	(4.42% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$709,970		$566,456	$843,508	$495,900	$709,767	$947,740
Ratio of expenses to average net assets	1.10%	[5]	1.10%	1.09%	1.18%	1.14%	1.11%
Ratio of net investment income (loss) to average net assets	1.56%	[5]	1.00%	0.78%	1.24%	0.89%	1.09%
Portfolio turnover[6]	31.90%	[4]	96.98%	78.74%	83.82%	66.22%	10.23%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016[1]	2015[1]	2014[1]
Net Asset Value, beginning of period	$14.33		$22.17	$15.44	$18.39	$21.44	$22.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.18		0.33	0.21	0.22	0.25	0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	3.04		(4.93)	8.84	(1.03)	0.27	(1.25)
Total from investment operations	3.22		(4.60)	9.05	(0.81)	0.52	(0.97)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.33)	(0.40)	(0.28)	(0.24)	(0.30)
Net realized gains on investments	—		(2.91)	(1.92)	(1.29)	(3.33)	(0.10)
Return of capital	—		—	—	(0.57)	—	—
Total distributions	—		(3.24)	(2.32)	(2.14)	(3.57)	(0.40)
Paid-in capital from redemption fees (Note 4)	—		—	—	— [3]	— [3]	— [3]
Net Asset Value, end of period	$17.55		$14.33	$22.17	$15.44	$18.39	$21.44
TOTAL RETURN	22.47%	[4]	(21.32% )	59.71%	(5.06% )	2.50%	(4.22% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$153,482		$46,657	$61,975	$15,874	$24,276	$52,478
Ratio of expenses to average net assets	0.92%	[5]	0.91%	0.93%	1.03%	0.99%	0.95%
Ratio of net investment income (loss) to average net assets	2.19%	[5]	1.53%	0.99%	1.32%	1.09%	1.27%
Portfolio turnover[6]	31.90%	[4]	96.98%	78.74%	83.82%	66.22%	10.23%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$26.32		$34.31	$25.65	$26.43	$26.46	$16.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)		(0.05)	(0.09)	0.01	(0.05)	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.63		(3.60)	9.24	(0.33)	0.26	10.29
Total from investment operations	0.60		(3.65)	9.15	(0.32)	0.21	10.36
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	—	(0.03)	(0.05)
Net realized gains on investments	—		(4.34)	(0.49)	(0.46)	(0.23)	(0.14)
Total distributions	—		(4.34)	(0.49)	(0.46)	(0.26)	(0.19)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	0.02	0.01
Net Asset Value, end of period	$26.92		$26.32	$34.31	$25.65	$26.43	$26.46
TOTAL RETURN	2.28%	[2]	(10.09% )	35.79%	(1.23% )	0.90%	63.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,095,538		$1,077,990	$1,484,045	$967,009	$1,151,948	$974,838
Ratio of expenses to average net assets	1.11%	[3]	1.09%	1.09%	1.12%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	(0.25%	)[3]	(0.16% )	(0.30% )	0.02%	(0.17% )	0.32%
Portfolio turnover[4]	12.53%	[2]	20.87%	16.81%	15.76%	9.51%	14.86%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$26.56		$34.51	$25.77	$26.49	$26.49	$16.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		0.01	(0.03)	0.04	0.01	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.63		(3.62)	9.29	(0.30)	0.26	10.29
Total from investment operations	0.62		(3.61)	9.26	(0.26)	0.27	10.38
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.03)	—	(0.06)	(0.08)
Net realized gains on investments	—		(4.34)	(0.49)	(0.46)	(0.23)	(0.14)
Total distributions	—		(4.34)	(0.52)	(0.46)	(0.29)	(0.22)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	0.02	0.02
Net Asset Value, end of period	$27.18		$26.56	$34.51	$25.77	$26.49	$26.49
TOTAL RETURN	2.34%	[2]	(9.92% )	36.05%	(1.00% )	1.12%	63.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$373,158		$463,790	$788,388	$551,202	$353,879	$109,331
Ratio of expenses to average net assets	0.93%	[3]	0.90%	0.89%	0.91%	0.90%	0.94%
Ratio of net investment income (loss) to average net assets	(0.08%	)[3]	0.02%	(0.08% )	0.16%	0.02%	0.38%
Portfolio turnover[4]	12.53%	[2]	20.87%	16.81%	15.76%	9.51%	14.86%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015		2014
Net Asset Value, beginning of period	$18.53		$24.12	$18.83	$18.97	$15.70		$16.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06		0.09	0.09	0.08	0.04		0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.49		(4.91)	6.13	(0.01)	3.23		(0.48)
Total from investment operations	2.55		(4.82)	6.22	0.07	3.27		(0.43)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)	(0.20)	(0.16)	—		(0.08)
Net realized gains on investments	—		(0.71)	(0.73)	(0.05)	—		—
Total distributions	—		(0.77)	(0.93)	(0.21)	—		(0.08)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	—	[2]	0.01
Net Asset Value, end of period	$21.08		$18.53	$24.12	$18.83	$18.97		$15.70
TOTAL RETURN	13.76%	[3]	(20.18% )	33.14%	0.40%	20.83%		(2.60% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,631,127		$1,704,102	$2,155,280	$1,685,872	$1,330,743		$467,854
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	[4]	0.91%	0.95%	0.98%	0.99%		1.03%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.93%	[4]	0.91%	0.94%	0.98%	0.99%		1.03%
Ratio of net investment income (loss) to average net assets	0.56%	[4]	0.40%	0.40%	0.43%	0.22%		0.32%
Portfolio turnover[5]	11.33%	[3]	46.11%	44.34%	55.15%	24.19%		42.52%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015		2014
Net Asset Value, beginning of period	$18.57		$24.16	$18.86	$19.00	$15.71		$16.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06		0.11	0.10	0.10	0.05		0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.49		(4.91)	6.14	— [2]	3.24		(0.50)
Total from investment operations	2.55		(4.80)	6.24	0.10	3.29		(0.41)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.21)	(0.19)	—		(0.09)
Net realized gains on investments	—		(0.71)	(0.73)	(0.05)	—		—
Total distributions	—		(0.79)	(0.94)	(0.24)	—		(0.09)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	—	[2]	0.01
Net Asset Value, end of period	$21.12		$18.57	$24.16	$18.86	$19.00		$15.71
TOTAL RETURN	13.73%	[3]	(20.08% )	33.23%	0.51%	20.94%		(2.47% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,038,395		$1,167,472	$1,957,214	$1,302,317	$618,583		$154,750
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.87%	[4]	0.85%	0.87%	0.88%	0.87%		0.90%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.87%	[4]	0.84%	0.86%	0.88%	0.87%		0.90%
Ratio of net investment income (loss) to average net assets	0.56%	[4]	0.46%	0.46%	0.54%	0.28%		0.58%
Portfolio turnover[5]	11.33%	[3]	46.11%	44.34%	55.15%	24.19%		42.52%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$4.58		$6.91	$5.25	$6.15	$5.65	$5.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)		0.06	0.06	0.02	0.01	— [2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.02)		(1.61)	2.22	(0.41)	0.83	(0.05)
Total from investment operations	(0.04)		(1.55)	2.28	(0.39)	0.84	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.29)	(0.08)	(0.01)	—
Net realized gains on investments	—		(0.65)	(0.33)	(0.43)	(0.33)	(0.25)
Total distributions	—		(0.78)	(0.62)	(0.51)	(0.34)	(0.25)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	— [2]
Net Asset Value, end of period	$4.54		$4.58	$6.91	$5.25	$6.15	$5.65
TOTAL RETURN	(0.87%	)[3]	(22.21% )	43.70%	(6.32% )	15.16%	(0.73% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$120,886		$127,080	$192,431	$142,726	$147,685	$127,774
Ratio of expenses to average net assets	1.18%	[4]	1.14%	1.15%	1.15%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets	(0.93%	)[4]	1.01%	0.90%	0.41%	0.18%	0.04%
Portfolio turnover[5]	12.17%	[3]	35.60%	25.37%	34.73%	20.36%	17.37%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$4.61		$6.95	$5.27	$6.18	$5.68	$5.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)		0.04	0.10	(0.02)	0.02	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.01)		(1.60)	2.21	(0.37)	0.83	(0.08)
Total from investment operations	(0.03)		(1.56)	2.31	(0.39)	0.85	(0.03)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.30)	(0.09)	(0.02)	—
Net realized gains on investments	—		(0.65)	(0.33)	(0.43)	(0.33)	(0.25)
Total distributions	—		(0.78)	(0.63)	(0.52)	(0.35)	(0.25)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	— [2]
Net Asset Value, end of period	$4.58		$4.61	$6.95	$5.27	$6.18	$5.68
TOTAL RETURN	(0.65%	)[3]	(22.15% )	44.11%	(6.31% )	15.27%	(0.39% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$29,492		$19,377	$32,587	$7,462	$59,982	$91,431
Ratio of expenses to average net assets	1.06%	[4]	1.02%	1.01%	0.97%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	(0.74%	)[4]	0.67%	1.51%	(0.31% )	0.28%	0.87%
Portfolio turnover[5]	12.17%	[3]	35.60%	25.37%	34.73%	20.36%	17.37%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$15.50		$22.89	$19.05	$19.41	$21.46	$19.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08		0.12	0.02	0.09	0.02	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.88		(4.20)	5.68	(0.37)	(2.05)	2.11
Total from investment operations	1.96		(4.08)	5.70	(0.28)	(2.03)	2.20
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.10)	(0.08)	(0.03)	(0.08)
Net realized gains on investments	—		(3.23)	(1.76)	—	—	—
Total distributions	—		(3.31)	(1.86)	(0.08)	(0.03)	(0.08)
Paid-in capital from redemption fees (Note 4)	—		— [2]	— [2]	— [2]	0.01	— [2]
Net Asset Value, end of period	$17.46		$15.50	$22.89	$19.05	$19.41	$21.46
TOTAL RETURN	12.65%	[3]	(18.05% )	30.59%	(1.44% )	(9.43% )	11.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$116,482		$111,456	$208,339	$254,226	$387,747	$599,082
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.71%	[4]	1.51%	1.49%	1.49%	1.48%	1.47%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.46%	1.46%	1.47%	1.47%	1.47%
Ratio of net investment income (loss) to average net assets	1.02%	[4]	0.53%	0.09%	0.45%	0.08%	0.44%
Portfolio turnover[5]	26.22%	[3]	69.79%	67.13%	44.44%	48.29%	21.70%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017	2016	2015	2014
Net Asset Value, beginning of period	$15.46		$22.86	$19.03	$19.40	$21.46	$19.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10		0.16	0.07	0.12	0.11	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.87		(4.19)	5.67	(0.36)	(2.10)	2.10
Total from investment operations	1.97		(4.03)	5.74	(0.24)	(1.99)	2.25
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.14)	(0.15)	(0.13)	(0.08)	(0.12)
Net realized gains on investments	—		(3.23)	(1.76)	—	—	—
Total distributions	—		(3.37)	(1.91)	(0.13)	(0.08)	(0.12)
Paid-in capital from redemption fees (Note 4)	—		— [2]	— [2]	— [2]	0.01	— [2]
Net Asset Value, end of period	$17.43		$15.46	$22.86	$19.03	$19.40	$21.46
TOTAL RETURN	12.74%	[3]	(17.86% )	30.85%	(1.24% )	(9.23% )	11.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$75,072		$74,935	$232,954	$174,962	$222,168	$77,168
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.56%	[4]	1.37%	1.35%	1.34%	1.30%	1.27%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	1.25%	1.25%	1.26%
Ratio of net investment income (loss) to average net assets	1.22%	[4]	0.73%	0.34%	0.64%	0.53%	0.70%
Portfolio turnover[5]	26.22%	[3]	69.79%	67.13%	44.44%	48.29%	21.70%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	135

Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31
			2018	2017		2016	2015	2014
Net Asset Value, beginning of period	$9.58		$11.89	$8.21		$8.79	$9.21	$9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09		0.09	0.07		0.10	0.08	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.70		(2.23)	4.27		(0.28)	0.27	(0.33)
Total from investment operations	1.79		(2.14)	4.34		(0.18)	0.35	(0.32)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.05)	(0.11)		(0.03)	(0.06)	(0.02)
Net realized gains on investments	—		(0.16)	(0.56)		(0.37)	(0.72)	—
Return of capital	—		—	—		—	—	(0.34)
Total distributions	—		(0.21)	(0.67)		(0.40)	(0.78)	(0.36)
Paid-in capital from redemption fees (Note 4)	—		0.04	0.01		— [2]	0.01	— [2]
Net Asset Value, end of period	$11.37		$9.58	$11.89		$8.21	$8.79	$9.21
TOTAL RETURN	18.69%	[3]	(17.68% )	53.88%		(2.35% )	4.07%	(3.33% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$48,469		$41,740	$35,209		$16,101	$21,546	$22,068
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.72%	[4]	1.97%	2.34%		2.24%	2.10%	1.90%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.50%	1.50%		1.50%	1.50%	1.67%
Ratio of net investment income (loss) to average net assets	1.75%	[4]	0.78%	0.66%		1.17%	0.80%	0.14%
Portfolio turnover[5]	28.30%	[3]	76.67%	67.22%		63.15%	72.49%	32.42%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2019 (unaudited)		Year Ended Dec. 31, 2018	Period Ended Dec. 31, 2017[6]
Net Asset Value, beginning of period	$9.59		$11.87	$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10		0.11	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.71		(2.21)	0.67
Total from investment operations	1.81		(2.10)	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.05)	(0.13)
Net realized gains on investments	—		(0.16)	(0.56)
Total distributions	—		(0.21)	(0.69)
Paid-in capital from redemption fees (Note 4)	—		0.03	—
Net Asset Value, end of period	$11.40		$9.59	$11.87
TOTAL RETURN	18.87%	[3]	(17.48% )	6.19%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$24,524		$20,740	$476
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.53%	[4]	1.79%	2.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	1.80%	[4]	1.05%	(1.20%	)[4]
Portfolio turnover[5]	28.30%	[3]	76.67%	67.22%	[3]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
6	Commenced operations on November 30, 2017.

See accompanying notes to financial statements.

136	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues seventeen separate series of shares (each a “Fund”, and collectively, the “Funds”): Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. Each Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.

SECURITY VALUATION: The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Pricing and Valuation Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Pricing and Valuation Procedures to Matthews’ Valuation Committee (the “Valuation Committee”). The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Pricing and Valuation Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.

FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States (“U.S. GAAP”), the Funds prioritize the determination of the fair value of their investments and derivative financial instruments using a hierarchy based on the inputs used to measure the fair value.

The hierarchy and the inputs utilized are as follows:

Level 1: Quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. As described in Note 2-A, Level 3 securities are valued based on significant unobservable inputs as determined under the direction of the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 3 securities consisted of equities that, as of June 30, 2019, were suspended from trading.

matthewsasia.com | 800.789.ASIA	137

Notes to Financial Statements (unaudited) (continued)

Levels for Multi-Country Funds (1 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of June 30, 2019.

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Growth Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$—	$—	$—	$—	$41,397,290
China/Hong Kong	—	—	92,073,971	191,319,879	809,583	159,704,625
Japan	—	—	—	—	832,913	—
Philippines	—	—	—	104,740,511	—	5,657,865
Singapore	—	—	—	90,314,666	878,717	—
South Korea	—	—	18,082,635	230,419,228	434,625	—
Sri Lanka	—	—	—	—	—	6,249,775
Taiwan	—	—	21,448,620	92,532,858	—	—
United States	—	—	48,977,018	—	323,289	6,741,000
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	23,933,741	9,511,154	—	—	—	—
Non-Convertible Corporate Bonds[a]	78,844,083	43,050,111	—	—	—	—
Convertible Corporate Bonds[a]	5,742,584	1,510,444	166,547,497	—	—	—
Common Equities:
Australia	—	—	75,367,662	95,551,702	—	48,853,716
Bangladesh	—	—	—	69,401,008	—	—
China/Hong Kong	—	—	390,887,692	2,409,357,673	8,797,399	183,342,591
France	—	—	44,788,566	—	—	—
India	—	—	45,809,191	139,859,813	199,315	54,694,255
Indonesia	—	—	40,763,408	114,782,547	158,533	91,593,483
Japan	—	—	34,268,015	1,374,699,872	2,328,855	424,713,225
Malaysia	—	—	15,315,738	—	399,556	—
Philippines	—	—	21,082,037	—	—	11,045,979
Singapore	—	—	129,129,337	231,527,808	843,137	—
South Korea	—	—	84,402,469	266,835,115	3,778,348	—
Sri Lanka	—	—	—	—	—	17,276,809
Taiwan	—	—	72,633,080	172,650,763	433,893	11,197,753
Thailand	—	—	20,131,939	116,047,947	—	18,086,447
United Kingdom	—	—	26,805,739	—	—	—
Vietnam	—	—	16,382,838	66,490,887	—	16,467,160
Preferred Equities:
South Korea	—	—	28,664,656	181,651,426	2,831,931	—
Level 3: Significant Unobservable Inputs	—	—	—	—	—	—
Total Market Value of Investments	$108,520,408	$54,071,709	$1,393,562,108	$5,948,183,703	$23,050,094	$1,097,021,973

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

138	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

Levels for Multi-Country Funds (2 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of June 30, 2019.

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews Asia Small Companies Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$1,771,217	$—	$7,162,992	$—
China/Hong Kong	787,292,987	2,263,905	34,997,299	55,868,283	6,470,997
India	—	2,253,603	952,337	—	4,158,628
Indonesia	50,019,114	775,195	38,206,276	—	4,849,727
Japan	58,925,160	—	—	—	—
Pakistan	—	348,069	42,362,093	—	—
Philippines	—	—	15,041,850	—	2,069,776
Singapore	—	406,430	—	—	2,913,902
South Korea	373,261,630	—	—	—	1,725,817
Sri Lanka	—	—	33,414,222	—	—
Taiwan	—	—	—	—	2,232,892
United States	164,363,931	—	—	—	—
Vietnam	—	—	13,802,545	—	2,658,506
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	3,721,628	—	2,235,200
Bangladesh	—	570,975	18,382,005	—	—
China/Hong Kong	2,847,795,111	11,501,683	15,027,386	124,416,269	46,521,893
India	1,746,294,109	6,217,598	36,754,159	34,694,555	24,036,796
Indonesia	628,836,878	1,506,777	44,424,466	16,430,245	6,376,983
Japan	—	6,946,356	—	—	2,048,648
Malaysia	192,057,855	—	—	—	4,990,581
Pakistan	—	—	1,511,468	—	—
Philippines	238,274,074	914,815	23,533,865	4,183,646	—
Singapore	—	1,059,826	3,022,157	—	—
South Korea	622,394,936	1,426,915	—	23,143,282	15,939,008
Sri Lanka	—	—	10,807,731	—	—
Switzerland	236,718,475	—	—	—	—
Taiwan	420,869,156	3,646,584	—	—	23,126,101
Thailand	459,036,597	1,052,644	—	—	14,053,968
Vietnam	153,180,278	534,333	71,758,036	6,933,673	8,575,083
Preferred Equities:
South Korea	—	2,164,513	—	6,627,102	—
Level 3: Significant Unobservable Inputs	—	—	—	—	—
Total Market Value of Investments	$8,979,320,291	$45,361,438	$407,719,523	$279,460,047	$174,984,506

matthewsasia.com | 800.789.ASIA	139

Notes to Financial Statements (unaudited) (continued)

Levels for Single Country Funds:

Summary of inputs used to determine the fair valuation of the single country Funds’ investments as of June 30, 2019.

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Communication Services	$9,009,540	$43,830,251	$—	$—	$—	$—
Consumer Discretionary	25,059,363	121,212,330	8,254,483	—	2,884,301	5,279,038
Consumer Staples	—	—	—	—	5,274,223	—
Financials	6,441,704	—	94,471,199	—	2,790,821	—
Health Care	2,193,758	—	36,296,801	—	—	3,325,317
Industrials	—	7,127,200	18,513,546	—	3,319,659	—
Information Technology	—	—	53,789,794	—	—	1,674,584
Materials	—	—	1,313,959	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Communication Services	40,128,332	82,394,554	30,103,632	218,342,791	7,097,492	—
Consumer Discretionary	53,222,166	77,373,719	192,936,414	382,733,098	13,291,615	3,537,520
Consumer Staples	53,706,691	56,616,442	182,886,491	244,020,302	10,001,757	5,450,216
Energy	9,372,223	7,663,723	—	—	2,129,196	3,018,034
Financials	28,208,804	264,305,702	467,612,546	168,840,364	18,356,116	—
Health Care	15,171,140	29,713,300	126,682,568	395,331,129	12,370,117	6,968,193
Industrials	30,721,954	—	78,732,198	636,456,978	—	13,550,416
Information Technology	27,852,574	38,991,793	125,916,844	498,071,774	15,219,574	14,443,378
Materials	17,127,660	20,757,845	43,126,678	29,303,120	7,661,188	5,264,847
Real Estate	22,928,704	69,326,379	—	67,846,196	—	6,867,659
Utilities	14,508,854	—	—	—	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	7,118,240	—
Consumer Staples	—	—	—	—	9,375,594	—
Energy	—	—	—	—	1,922,683	—
Financials	—	—	—	—	5,923,023	—
Information Technology	—	—	—	—	15,979,054	—
Materials	—	—	—	—	4,042,912	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	249
Total Market Value of Investments	$355,653,467	$819,313,238	$1,460,637,153	$2,640,945,752	$144,757,565	$69,379,451

Levels for Derivative Financial Instruments:

Summary of inputs used to determine the fair valuation of the Funds’ derivative financial instruments as of June 30, 2019.

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	$130,886

Liabilities
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	($556,972)

Interest Rate Swaps	(54,169)

($611,141)

1

Derivative financial instruments are forward foreign currency exchange contracts and interest rate swaps. Forward foreign currency exchange contracts and interest rate swaps are valued at the unrealized appreciation/depreciation on the instruments.

140	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

Changes in the Balances of Level 3 Securities:

The Funds’ policy is to recognize transfers in and transfers out of Level 3 during the reporting period.

Matthews China Small Companies Fund
Common Equities — Information Technology
Balance as of 12/31/18 (market value)	$249

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/(depreciation)	—

Purchases	—

Sales	—

Transfers in to Level 3*	—

Transfer out of Level 3*	—
Balance as of 6/30/19 (market value)	$249
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/19**	$—

*	The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds’ pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. Certain securities held by the Funds that were suspended from trading and classified as Level 3 on June 30, 2019 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

C.

BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) for the 2014-2016 period include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds were series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds were exclusively owned by the Investing Funds. The U Series Funds primarily invested in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota was subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds were subject to the same investment policies and restrictions that apply to Investing Funds. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds were intended to be disregarded entities for tax purposes. Therefore, no federal tax provision was required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund. The Matthews A Share Selections Fund, LLC filed an initial application for deregistration as a registered investment company with the U.S. Securities and Exchange Commission in October 2016, which was subsequently granted in February 2017.

D.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges

matthewsasia.com | 800.789.ASIA	141

Notes to Financial Statements (unaudited) (continued)

ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

E.

DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund, Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2018 was as follows:

YEAR ENDED DECEMBER 31, 2018	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital
Matthews Asia Strategic Income Fund	$2,884,604	$—	$2,884,604	$381,950
Matthews Asia Credit Opportunities Fund	1,411,365	—	1,411,365	—
Matthews Asian Growth and Income Fund	46,680,045	180,408,534	227,088,579	—
Matthews Asia Dividend Fund	226,081,829	266,855,532	492,937,361	—
Matthews China Dividend Fund	11,590,471	24,594,264	36,184,735	—
Matthews Asia Value Fund	1,125,780	159,629	1,285,409	—
Matthews Asia Growth Fund	8,510,896	6,873,778	15,384,674	—
Matthews Pacific Tiger Fund	192,063,450	248,646,631	440,710,081	—
Matthews Asia ESG Fund	110,310	861,827	972,137	—
Matthews Emerging Asia Fund	3,675,977	8,952,247	12,628,224	—
Matthews Asia Innovators Fund	1,092,195	8,851,877	9,944,072	—
Matthews China Fund	9,777,889	126,839,507	136,617,396	—
Matthews India Fund	—	279,269,366	279,269,366	—
Matthews Japan Fund	19,888,292	136,613,164	156,501,456	—
Matthews Korea Fund	2,951,789	24,410,239	27,362,028	—
Matthews Asia Small Companies Fund	2,523,811	43,064,299	45,588,110	—
Matthews China Small Companies Fund	368,243	2,204,423	2,572,666	—

F.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the conversion feature are not amortized. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

G.

FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

H.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFII accounts (i.e., the accounts through which the QFII quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

I.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.

RECENT ACCOUNTING GUIDANCE: In March 2017, the Financial Accounting Standards Board issued amended guidance to shorten the amortization period for certain callable debt securities, held at premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the Funds’ net assets. Management is evaluating the impact, if any, of this guidance on the Funds’ results of operations and financial disclosures.

142	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”, which amends the fair value measurement disclosure requirements under U.S. GAAP. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. An entity is permitted to early adopt any eliminated or modified disclosures upon issuance of this ASU and delay adoption of the new disclosures until their effective date. As such, each Fund has early adopted the eliminated and modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, as permitted by this ASU. Management is currently evaluating the impact that the adoption of the new disclosures will have on the Funds’ financial statements.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. Derivative transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts.

Certain derivative transactions may result in each Fund’s exposure to a currency to exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Forward Foreign Currency Exchange Contracts: The Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currency exchange rate risk. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund do not offset financial assets and financial liabilities on forward foreign currency contacts in the Statements of Assets and Liabilities as they are not subject to netting arrangements.

Swaps: The Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements and potential government regulation that could adversely affect the Funds’ swap investments.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA

matthewsasia.com | 800.789.ASIA	143

Notes to Financial Statements (unaudited) (continued)

Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

As of June 30, 2019, the Matthews Asia Strategic Income Fund had $54,169 in gross/net liabilities in the Statements of Assets and Liabilities for OTC derivatives with Bank of America, N.A. There was no collateral pledged or received by the Fund with this counterparty.

Derivative Financial Instruments Categorized by Risk Exposure:

As of June 30, 2019, the fair values of derivative financial instruments were as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Asset Derivatives
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign
	currency exchange contracts	$130,886

	Liability Derivatives
	Unrealized depreciation on forward foreign
	currency exchange contracts	($556,972)
OTC interest rate contracts	Unrealized depreciation on interest rate contracts	(54,169)

	Total	($611,141)

For the six-month period ended June 30, 2019, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
Net Realized Gain (Loss)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign
	currency exchange contracts	$803,516	$728
OTC interest rate swaps:

Interest rate contracts	Net realized gain (loss) on swaps	85,613	—

	Total	$889,129	$728

Net Change In Unrealized Appreciation (Depreciation)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net change in unrealized appreciation/
	depreciation on forward foreign currency
	exchange contracts	($1,119,966)	($728)
OTC interest rate swaps:

Interest rate contracts	Net change in unrealized appreciation/
	depreciation on swaps	(54,169)	—

	Total	($1,174,135)	($728)

Forward foreign currency exchange contracts entered into by the Matthews Asia Strategic Income Fund, the average notional ending quarterly amounts purchased in USD were $6,149,210 and the average notional ending quarterly amounts sold in USD were $28,000,000. The Matthews Asia Strategic Income Fund held an Interest Rate Swap with a notional amount of 330,000,000 INR for the period 1/16/19 - 4/4/19. The notional amounts disclosed on the Matthews Asia Strategic Income Fund’s Schedule of Investments is indicative of the activity for the period June 18, 2019 - June 30, 2019 for Interest Rate Swaps.

144	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

4.	CAPITAL SHARE TRANSACTIONS

	Six-Month Period Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND

Investor Class

Shares sold	270,021	$2,891,100	2,673,655	$29,287,179

Shares issued through reinvestment of distributions	62,343	668,496	155,200	1,663,927

Shares redeemed	(719,071)	(7,655,617)	(4,636,979)	(49,347,994)
Net (decrease)	(386,707)	($4,096,021)	(1,808,124)	($18,396,888)
Institutional Class

Shares sold	1,391,419	$14,760,614	4,881,483	$52,321,637

Shares issued through reinvestment of distributions	104,681	1,122,650	114,737	1,209,687

Shares redeemed	(531,454)	(5,643,206)	(1,981,621)	(20,513,956)
Net increase	964,646	$10,240,058	3,014,599	$33,017,368
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND

Investor Class

Shares sold	321,588	$3,260,019	621,546	$6,369,451

Shares issued through reinvestment of distributions	20,248	207,612	34,462	346,195

Shares redeemed	(154,523)	(1,562,723)	(749,130)	(7,545,536)
Net increase (decrease)	187,313	$1,904,908	(93,122)	($829,890)
Institutional Class

Shares sold	1,495,991	$15,205,043	1,955,614	$19,773,740

Shares issued through reinvestment of distributions	61,014	626,006	70,100	697,699

Shares redeemed	(333,140)	(3,381,556)	(907,590)	(8,976,611)
Net increase	1,223,865	$12,449,493	1,118,124	$11,494,828
MATTHEWS ASIAN GROWTH AND INCOME FUND

Investor Class

Shares sold	3,404,065	$50,165,861	7,692,701	$124,999,548

Shares issued through reinvestment of distributions	576,457	8,727,555	6,291,585	90,673,150

Shares redeemed	(8,290,850)	(124,294,136)	(44,530,783)	(727,925,822)
Net (decrease)	(4,310,328)	($65,400,720)	(30,546,497)	($512,253,124)
Institutional Class

Shares sold	10,361,550	$153,536,916	19,468,288	$325,288,280

Shares issued through reinvestment of distributions	450,370	6,809,588	5,846,765	84,477,052

Shares redeemed	(15,393,708)	(230,390,354)	(57,543,636)	(917,676,867)
Net (decrease)	(4,581,788)	($70,043,850)	(32,228,583)	($507,911,535)
MATTHEWS ASIA DIVIDEND FUND

Investor Class

Shares sold	17,009,977	$284,885,655	41,217,543	$788,692,238

Shares issued through reinvestment of distributions	1,400,669	23,198,086	11,593,833	197,404,775

Shares redeemed	(27,345,283)	(458,152,335)	(70,902,063)	(1,313,499,842)
Net (decrease)	(8,934,637)	($150,068,594)	(18,090,687)	($327,402,829)
Institutional Class

Shares sold	30,152,201	$507,569,029	60,848,321	$1,153,786,170

Shares issued through reinvestment of distributions	1,749,772	28,989,308	13,060,327	222,009,324

Shares redeemed	(21,885,579)	(366,175,799)	(50,882,787)	(904,298,337)
Net increase	10,016,394	$170,382,538	23,025,861	$471,497,157

matthewsasia.com | 800.789.ASIA	145

Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS CHINA DIVIDEND FUND

Investor Class

Shares sold	5,670,155	$90,307,189	5,966,861	$103,895,668

Shares issued through reinvestment of distributions	248,376	3,899,398	1,359,166	20,830,044

Shares redeemed	(2,690,161)	(42,650,838)	(8,392,276)	(143,578,333)
Net increase (decrease)	3,228,370	$51,555,749	(1,066,249)	($18,852,621)
Institutional Class

Shares sold	1,659,939	$26,849,887	3,759,608	$67,020,667

Shares issued through reinvestment of distributions	98,335	1,543,858	525,095	8,055,027

Shares redeemed	(572,769)	(9,099,957)	(2,258,122)	(36,385,874)
Net increase	1,185,505	$19,293,788	2,026,581	$38,689,820
MATTHEWS ASIA VALUE FUND

Investor Class

Shares sold	404,493	$4,652,557	1,051,874	$13,252,147

Shares issued through reinvestment of distributions	—	—	72,411	795,079

Shares redeemed	(280,999)	(3,217,495)	(1,753,683)	(21,328,776)
Net increase (decrease)	123,494	$1,435,062	(629,398)	($7,281,550)
Institutional Class

Shares sold	314,802	$3,598,877	466,954	$5,447,710

Shares issued through reinvestment of distributions	—	—	18,592	202,462

Shares redeemed	(425,733)	(4,854,099)	(114,752)	(1,403,647)
Net increase (decrease)	(110,931)	($1,255,222)	370,794	$4,246,525
MATTHEWS ASIA GROWTH FUND

Investor Class

Shares sold	3,129,174	$77,878,648	10,786,092	$298,040,265

Shares issued through reinvestment of distributions	—	—	261,406	6,250,221

Shares redeemed	(3,433,953)	(85,358,800)	(10,780,916)	(285,324,564)
Net increase (decrease)	(304,779)	($7,480,152)	266,582	$18,965,922
Institutional Class

Shares sold	3,981,112	$99,471,589	13,280,478	$366,402,524

Shares issued through reinvestment of distributions	—	—	254,228	6,121,801

Shares redeemed	(2,066,577)	(52,050,829)	(3,723,336)	(95,217,584)
Net increase	1,914,535	$47,420,760	9,811,370	$277,306,741
MATTHEWS PACIFIC TIGER FUND

Investor Class

Shares sold	10,257,728	$289,488,897	23,880,091	$723,000,071

Shares issued through reinvestment of distributions	—	—	4,100,739	110,309,880

Shares redeemed	(10,469,220)	(294,929,075)	(35,883,150)	(1,069,368,504)
Net (decrease)	(211,492)	($5,440,178)	(7,902,320)	($236,058,553)
Institutional Class

Shares sold	34,205,193	$964,963,393	73,569,231	$2,205,765,648

Shares issued through reinvestment of distributions	—	—	8,621,801	231,581,567

Shares redeemed	(25,382,096)	(712,451,732)	(72,136,270)	(2,150,140,709)
Net increase	8,823,097	$252,511,661	10,054,762	$287,206,506
MATTHEWS ASIA ESG FUND

Investor Class

Shares sold	737,901	$8,006,774	518,131	$5,764,694

Shares issued through reinvestment of distributions	—	—	39,314	388,821

Shares redeemed	(220,876)	(2,292,955)	(552,444)	(5,766,903)
Net increase	517,025	$5,713,819	5,001	$386,612
Institutional Class

Shares sold	500,669	$5,328,084	1,862,932	$18,844,975

Shares issued through reinvestment of distributions	—	—	56,216	554,851

Shares redeemed	(119,489)	(1,269,852)	(224,650)	(2,278,724)
Net increase	381,180	$4,058,232	1,694,498	$17,121,102

146	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING ASIA FUND

Investor Class

Shares sold	1,400,015	$18,035,883	4,620,696	$65,897,785

Shares issued through reinvestment of distributions	—	—	212,377	2,658,966

Shares redeemed	(2,062,747)	(26,406,315)	(9,507,354)	(133,149,866)
Net (decrease)	(662,732)	($8,370,432)	(4,674,281)	($64,593,115)
Institutional Class

Shares sold	7,773,539	$99,853,546	13,299,754	$190,322,581

Shares issued through reinvestment of distributions	—	—	477,196	5,993,576

Shares redeemed	(2,324,042)	(29,980,331)	(10,983,928)	(147,221,998)
Net increase	5,449,497	$69,873,215	2,793,022	$49,094,159
MATTHEWS ASIA INNOVATORS FUND

Investor Class

Shares sold	2,533,698	$32,271,743	10,925,559	$155,176,262

Shares issued through reinvestment of distributions	—	—	334,533	3,867,195

Shares redeemed	(3,052,075)	(39,162,445)	(10,079,828)	(140,682,243)
Net increase (decrease)	(518,377)	($6,890,702)	1,180,264	$18,361,214
Institutional Class

Shares sold	1,658,583	$21,824,445	8,564,706	$117,389,330

Shares issued through reinvestment of distributions	—	—	219,506	2,550,665

Shares redeemed	(1,040,027)	(13,187,033)	(2,844,442)	(36,304,986)
Net increase	618,556	$8,637,412	5,939,770	$83,635,009
MATTHEWS CHINA FUND

Investor Class

Shares sold	6,364,385	$107,768,354	15,121,019	$340,339,102

Shares issued through reinvestment of distributions	—	—	7,011,755	104,895,844

Shares redeemed	(5,392,610)	(90,437,893)	(20,695,099)	(427,936,552)
Net increase	971,775	$17,330,461	1,437,675	$17,298,394
Institutional Class

Shares sold	6,103,539	$98,934,581	6,614,792	$150,104,126

Shares issued through reinvestment of distributions	—	—	588,948	8,792,993

Shares redeemed	(614,714)	(10,572,933)	(6,742,777)	(135,104,968)
Net increase	5,488,825	$88,361,648	460,963	$23,792,151
MATTHEWS INDIA FUND

Investor Class

Shares sold	5,798,714	$152,254,183	10,324,568	$334,912,011

Shares issued through reinvestment of distributions	—	—	5,722,656	144,439,816

Shares redeemed	(6,045,925)	(159,562,486)	(18,347,443)	(565,381,775)
Net (decrease)	(247,211)	($7,308,303)	(2,300,219)	($86,029,948)
Institutional Class

Shares sold	2,214,392	$58,789,099	6,465,401	$215,871,605

Shares issued through reinvestment of distributions	—	—	1,158,242	29,500,413

Shares redeemed	(5,946,833)	(159,551,688)	(13,006,329)	(414,651,704)
Net (decrease)	(3,732,441)	($100,762,589)	(5,382,686)	($169,279,686)
MATTHEWS JAPAN FUND

Investor Class

Shares sold	11,055,072	$217,173,581	35,434,821	$838,074,072

Shares issued through reinvestment of distributions	—	—	3,537,698	69,727,510

Shares redeemed	(25,630,711)	(526,089,605)	(36,383,495)	(791,989,983)
Net increase (decrease)	(14,575,639)	($308,916,024)	2,589,024	$115,811,599
Institutional Class

Shares sold	8,701,605	$179,373,556	28,126,973	$681,080,915

Shares issued through reinvestment of distributions	—	—	788,439	15,563,790

Shares redeemed	(22,428,614)	(450,829,905)	(47,031,577)	(1,073,069,165)
Net (decrease)	(13,727,009)	($271,456,349)	(18,116,165)	($376,424,460)

matthewsasia.com | 800.789.ASIA	147

Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
MATTHEWS KOREA FUND

Investor Class

Shares sold	950,334	$4,414,943	4,808,867	$28,840,215

Shares issued through reinvestment of distributions	—	—	4,259,343	19,124,478

Shares redeemed	(2,065,797)	(9,547,199)	(9,178,750)	(52,897,760)
Net (decrease)	(1,115,463)	($5,132,256)	(110,540)	($4,933,067)
Institutional Class

Shares sold	2,752,961	$12,709,569	4,291,986	$26,760,451

Shares issued through reinvestment of distributions	—	—	605,040	2,734,781

Shares redeemed	(507,031)	(2,317,549)	(5,384,782)	(29,526,364)
Net increase (decrease)	2,245,930	$10,392,020	(487,756)	($31,132)
MATTHEWS ASIA SMALL COMPANIES FUND

Investor Class

Shares sold	744,408	$12,246,014	1,341,878	$28,839,901

Shares issued through reinvestment of distributions	—	—	1,344,976	21,129,567

Shares redeemed	(1,260,791)	(21,181,782)	(4,600,698)	(92,122,082)
Net (decrease)	(516,383)	($8,935,768)	(1,913,844)	($42,152,614)
Institutional Class

Shares sold	1,272,599	$21,124,747	2,031,529	$42,209,221

Shares issued through reinvestment of distributions	—	—	1,164,500	18,247,712

Shares redeemed	(1,812,311)	(30,109,020)	(8,539,680)	(162,341,803)
Net (decrease)	(539,712)	($8,984,273)	(5,343,651)	($101,884,870)
MATTHEWS CHINA SMALL COMPANIES FUND

Investor Class

Shares sold	1,044,531	$11,471,292	4,586,645	$55,688,924

Shares issued through reinvestment of distributions	—	—	95,152	942,955

Shares redeemed	(1,140,562)	(12,154,305)	(3,284,316)	(36,655,946)
Net increase (decrease)	(96,031)	($683,013)	1,397,481	$19,975,933
Institutional Class

Shares sold	659,146	$6,987,941	2,620,573	$28,921,075

Shares issued through reinvestment of distributions	—	—	32,751	324,895

Shares redeemed	(670,842)	(7,485,821)	(530,287)	(5,561,926)
Net increase (decrease)	(11,696)	($497,880)	2,123,037	$23,684,044

Through June 30, 2019, a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund pays Matthews an annual fee of 0.55% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

148	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Investment advisory fees charged, waived fees and reimbursed additional expenses for the six-month period ended June 30, 2019, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$293,987	($25,859)	$268,128
Matthews Asia Credit Opportunities Fund	134,281	(50,460)	83,821
Matthews Asian Growth and Income Fund	4,770,829	—	4,770,829
Matthews Asia Dividend Fund	20,275,181	(190,457)	20,084,724
Matthews China Dividend Fund	1,123,589	—	1,123,589
Matthews Asia Value Fund	89,587	(58,374)	31,213
Matthews Asia Growth Fund	3,533,896	—	3,533,896
Matthews Pacific Tiger Fund	29,514,343	(518,018)	28,996,325
Matthews Asia ESG Fund	134,663	(53,794)	80,869
Matthews Emerging Asia Fund	2,142,828	(514,640)	1,628,188
Matthews Asia Innovators Fund	908,817	—	908,817
Matthews China Fund	2,629,864	—	2,629,864
Matthews India Fund	5,111,917	—	5,111,917
Matthews Japan Fund	9,503,572	—	9,503,572
Matthews Korea Fund	501,506	—	501,506
Matthews Asia Small Companies Fund	957,806	(237,652)	720,154
Matthews China Small Companies Fund	356,650	(85,055)	271,595

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective November 30, 2017 for all Funds, except Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. In turn, if the expenses of a Fund, other than the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund, fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund, any amount waived is not subject to recoupment. This agreement will continue through April 30, 2020, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Waived Fees Subject to Possible Future Recoupment

On June 30, 2019, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020	2021	2022
Matthews Asia Value Fund	$211,035	$119,683	$81,767	$58,374
Matthews Asia ESG Fund	163,853	156,429	156,459	53,794
Matthews Emerging Asia Fund	553,167	878,171	1,073,964	514,640
Matthews Asia Small Companies Fund	252,008	272,597	308,001	237,652
Matthews China Small Companies Fund	142,295	184,162	275,220	85,055

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund had no amounts available for recoupment and no amounts recouped during the six-month period ended June 30, 2019.

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily

matthewsasia.com | 800.789.ASIA	149

Notes to Financial Statements (unaudited) (continued)

net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2019, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$73,781	$—	$73,781
Matthews Asia Credit Opportunities Fund	33,691	—	33,691
Matthews Asian Growth and Income Fund	993,622	—	993,622
Matthews Asia Dividend Fund	4,222,455	(190,457)	4,031,998
Matthews China Dividend Fund	233,920	—	233,920
Matthews Asia Value Fund	18,649	—	18,649
Matthews Asia Growth Fund	735,892	—	735,892
Matthews Pacific Tiger Fund	6,146,970	(518,018)	5,628,952
Matthews Asia ESG Fund	28,034	—	28,034
Matthews Emerging Asia Fund	295,692	—	295,692
Matthews Asia Innovators Fund	189,241	—	189,241
Matthews China Fund	547,412	—	547,412
Matthews India Fund	1,064,771	—	1,064,771
Matthews Japan Fund	1,979,339	—	1,979,339
Matthews Korea Fund	104,450	—	104,450
Matthews Asia Small Companies Fund	132,194	—	132,194
Matthews China Small Companies Fund	49,193	—	49,193

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2019 were as follows:

Administration and Accounting fees
Matthews Asia Strategic Income Fund	$4,276
Matthews Asia Credit Opportunities Fund	1,953
Matthews Asian Growth and Income Fund	57,599
Matthews Asia Dividend Fund	244,786
Matthews China Dividend Fund	13,566
Matthews Asia Value Fund	1,082
Matthews Asia Growth Fund	42,666
Matthews Pacific Tiger Fund	356,330
Matthews Asia ESG Fund	1,626
Matthews Emerging Asia Fund	17,143
Matthews Asia Innovators Fund	10,972
Matthews China Fund	31,752
Matthews India Fund	61,716
Matthews Japan Fund	114,738
Matthews Korea Fund	6,055
Matthews Asia Small Companies Fund	7,663
Matthews China Small Companies Fund	2,853

Brown Brothers Harriman & Co. serves as the Funds’ custodian. Foreside Funds Distributors LLC, serves as the Funds’ distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

150	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

As of June 30, 2019, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Asia Strategic Income Fund	989,046	10%
Matthews Asia Credit Opportunities Fund	1,121,239	20%
Matthews Asia ESG Fund	1,042,250	25%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $832,305 in aggregate for regular compensation during the six-month period ended June 30, 2019.

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2019 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$68,735,472	$62,009,166
Matthews Asia Credit Opportunities Fund	—	—	45,450,494	32,920,577
Matthews Asian Growth and Income Fund	—	—	145,808,694	318,158,299
Matthews Asia Dividend Fund	81,890,814	85,881,048	1,046,022,189	1,126,348,346
Matthews China Dividend Fund	—	—	200,978,549	139,429,274
Matthews Asia Value Fund	—	—	6,408,562	2,797,945
Matthews Asia Growth Fund	3,939,095	—	171,629,389	125,205,648
Matthews Pacific Tiger Fund	180,731,838	34,891,829	692,888,793	723,789,520
Matthews Asia ESG Fund	—	—	17,667,695	3,477,094
Matthews Emerging Asia Fund	4,968,018	—	49,971,079	9,822,495
Matthews Asia Innovators Fund	—	—	100,079,352	107,012,935
Matthews China Fund	—	—	314,237,278	245,116,406
Matthews India Fund	—	—	194,157,492	334,813,463
Matthews Japan Fund	—	—	313,453,459	885,145,203
Matthews Korea Fund	—	—	24,222,793	17,846,396
Matthews Asia Small Companies Fund	1,385,644	—	45,793,973	88,125,755
Matthews China Small Companies Fund	—	—	22,326,255	18,828,569

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2019, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2019 is as follows:

	Shares Held at Dec. 31, 2018	Shares Purchsed	Shares Sold	Shares Held at June 30, 2019	Value at June 30, 2019	Dividend Income Jan. 1, 2019– June 30, 2019	Net Realized Gain (Loss) Jan. 1, 2019– June 30, 2019	Change in Unrealized Appreciation (Depreciation)

MATTHEWS ASIA DIVIDEND FUND

Name of Issuer:

Anritsu Corp.	9,384,700	—	578,200	8,806,500	$153,562,339	$967,572	$5,118,961	$30,110,001
Ascendas India Trust	57,863,800	—	—	57,863,800	58,163,169	1,585,252	—	12,311,961
Beijing Capital International Airport Co., Ltd.†	94,084,000	4,772,000	10,536,000	88,320,000	—	—	—	—
BELLSYSTEM24 Holdings, Inc.	5,597,000	165,500	—	5,762,500	79,845,707	840,748	—	12,288,517
BGF Retail Co., Ltd.	961,660	—	95,734	865,926	158,238,761	1,926,153	2,832,547	(4,205,136)
Breville Group, Ltd.	12,185,538	—	3,876,984	8,308,554	95,551,702	1,511,211	20,395,009	31,252,196
CapitaLand Retail China Trust, REIT†	49,800,000	—	—	49,800,000	—	—	—	—
China Steel Chemical Corp.	15,589,000	—	—	15,589,000	67,558,380	—	—	(2,385,590)
Eiken Chemical Co., Ltd.	3,493,200	258,300	—	3,751,500	59,526,577	483,564	—	(21,540,543)
HKBN, Ltd.†	56,401,123	—	—	56,401,123	—	—	—	—
KATITAS Co., Ltd.	—	2,134,900	—	2,134,900	79,538,069	408,413	—	10,640,899
Minda Industries, Ltd.	13,962,765	698,017	—	14,660,782	67,586,347	91,792	—	184,920
Minth Group, Ltd.	68,147,000	1,164,000	—	69,311,000	186,928,707	5,847,089	—	(36,588,651)
Shanghai Jin Jiang International Hotels Group Co., Ltd.	173,612,000	—	51,510,000	122,102,000	24,839,724	—	(7,653,829)	1,171,138
Yuexiu Transport Infrastructure, Ltd.	97,328,000	—	—	97,328,000	79,489,455	2,976,297	—	5,654,747

Total Affiliates					$1,110,828,937	$16,638,091	$20,692,688	$38,894,459

matthewsasia.com | 800.789.ASIA	151

Notes to Financial Statements (unaudited) (continued)

	Shares Held at Dec. 31, 2018	Shares Purchsed		Shares Sold	Shares Held at June 30, 2019	Value at June 30, 2019	Dividend Income Jan. 1, 2019– June 30, 2019	Net Realized Gain (Loss) Jan. 1, 2019– June 30, 2019	Change in Unrealized Appreciation (Depreciation)

MATTHEWS ASIA GROWTH FUND

Name of Issuer:

Sampath Bank PLC	16,126,387	5,772,829	††	—	21,899,216	$17,276,809	$395,119	$—	($7,382,357)

MATTHEWS PACIFIC TIGER FUND

Name of Issuer:

Cheil Worldwide, Inc.	7,315,882	—		1,463,156	5,852,726	$149,023,639	$4,210,094	$21,493,517	$12,143,322
DB Insurance Co., Ltd.	3,570,463	—		—	3,570,463	183,370,247	5,336,898	—	(41,495,436)
DKSH Holding AG	2,861,150	1,178,719		—	4,039,869	236,718,475	4,182,133	—	(30,773,338)
Fuyao Glass Industry Group Co., Ltd.	34,726,400	8,152,800		—	42,879,200	133,152,824	3,779,933	—	(4,563,034)
Guotai Junan Securities Co., Ltd.	43,100,000	39,204,600		—	82,304,600	146,600,437	—	—	(24,865,898)
Just Dial, Ltd.	3,557,718	—		249,878	3,307,840	36,462,147	—	262,701	13,471,029
Orion Holdings Corp.	5,656,566	—		—	5,656,566	84,072,589	2,747,898	—	(2,450,014)
Tata Power Co., Ltd.	180,316,487	—		—	180,316,487	180,304,311	3,384,209	—	(17,959,438)

Total Affiliates						$1,149,704,669	$23,641,165	$21,756,218	($96,492,807)

MATTHEWS EMERGING ASIA FUND

Name of Issuer:

PAK Suzuki Motor Co., Ltd.	3,287,600	2,538,400		—	5,826,000	$8,350,053	$91,438	$—	($742,624)
Shifa International Hospitals, Ltd.	2,783,351	—		—	2,783,351	3,829,612	—	—	(309,720)
Taisun International Holding Corp.	2,127,000	—		—	2,127,000	8,296,034	—	—	(490,895)
Vietnam National Seed Group JSC	1,126,522	—		—	1,126,522	4,248,929	72,834	—	(122,142)

Total Affiliates						$24,724,628	$164,272	$—	($1,665,381)

MATTHEWS INDIA FUND

Name of Issuer:

Caplin Point Laboratories, Ltd.	3,870,311	—		—	3,870,311	$25,303,651	$—	$—	$4,145,801
eClerx Services, Ltd.†	2,390,594	—		604,076	1,786,518	—	—	—	—
VST Industries, Ltd.	1,167,175	—		—	1,167,175	58,149,139	—	—	3,479,303

Total Affiliates						$83,452,790	$—	$—	$7,625,104

MATTHEWS ASIA SMALL COMPANIES FUND

Name of Issuer:

Kuobrothers Corp.	517,000	804,000		—	1,321,000	$2,232,892	$63,100	$—	$11,572

†	Issuer was not an affiliated company as of June 30, 2019.
††	Includes stock dividend during the period.

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the six-month period ended June 30, 2019. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

152	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited) (continued)

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2018:

Late Year Losses*
Matthews Asia Strategic Income Fund	(109,716)
Matthews Asia Credit Opportunities Fund	(4,708)
Matthews Asian Growth and Income Fund	(9,108,081)
Matthews Asia Dividend Fund	(41,320,881)
Matthews China Dividend Fund	(1,209,434)
Matthews Asia Value Fund	(841,114)
Matthews Asia Growth Fund	(1,448,783)
Matthews Asia ESG Fund	(73,756)
Matthews Emerging Asia Fund	(1,133,192)
Matthews Asia Innovators Fund	(42,130)
Matthews India Fund	(2,591,650)
Matthews Korea Fund	(272,844)
Matthews China Small Companies Fund	(47,359)

*	As permitted by the Internal Revenue Service, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

As of December 31, 2018, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$4,165,505	$146,893	$4,312,398
Matthews Asia Credit Opportunities Fund	520,152	163,234	683,386

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2019, the tax cost of investments, including derivatives, and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Matthews Asia Strategic Income Fund	$104,936,223	$3,915,135	($330,950)	$3,584,185
Matthews Asia Credit Opportunities Fund	53,081,339	1,211,515	(221,145)	990,370
Matthews Asian Growth and Income Fund	1,241,343,180	236,322,059	(84,103,131)	152,218,928
Matthews Asia Dividend Fund	5,055,658,793	1,266,003,286	(373,478,376)	892,524,910
Matthews China Dividend Fund	340,613,087	49,535,670	(23,181,043)	26,354,627
Matthews Asia Value Fund	23,506,322	1,743,981	(2,200,209)	(456,228)
Matthews Asia Growth Fund	881,491,512	312,806,948	(97,276,487)	215,530,461
Matthews Pacific Tiger Fund	6,299,257,935	3,268,256,820	(588,194,464)	2,680,062,356
Matthews Asia ESG Fund	42,097,085	5,410,223	(2,145,870)	3,264,353
Matthews Emerging Asia Fund	450,179,317	60,982,440	(103,442,234)	(42,459,794)
Matthews Asia Innovators Fund	233,823,091	51,124,680	(5,487,724)	45,636,956
Matthews China Fund	809,790,950	69,090,979	(59,568,691)	9,522,288
Matthews India Fund	1,291,453,321	309,637,374	(140,453,542)	169,183,832
Matthews Japan Fund	2,399,092,383	421,727,097	(179,873,728)	241,853,369
Matthews Korea Fund	137,319,364	18,841,063	(11,402,862)	7,438,201
Matthews Asia Small Companies Fund	177,057,500	23,463,497	(25,536,491)	(2,072,994)
Matthews China Small Companies Fund	68,389,126	9,428,788	(8,438,463)	990,325

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

matthewsasia.com | 800.789.ASIA	153

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

SAR-0619

154

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 5, 2019

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	September 5, 2019

*	Print the name and title of each signing officer under his or her signature.